UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08542

The Saratoga Advantage Trust

(Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY 11530

(Address of principal executive offices)    (Zip code)

Emile R. Molineaux, Gemini Fund Services, LLC

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 516-307-1760

Date of fiscal year end: 8/31

Date of reporting period: 8/31/11

Item 1.  Reports to Stockholders.

CLASS I SHARES

ANNUAL REPORT

AS OF AUGUST 31, 2011

THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS AND

TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

TABLE OF CONTENTS

Chairman’s Letter	Page 1
Investment Review	Page 5
Schedules of Investments	Page 32
Statements of Assets and Liabilities	Page 63
Statements of Operations	Page 66
Statements of Changes in Net Assets	Page 69
Notes to Financials	Page 74
Financial Highlights	Page 86
Report of Independent Registered Public Accounting Firm	Page 93
Supplemental Information	Page 94
Privacy Notice	Page 102

TRUSTEES AND OFFICERS

Bruce E. Ventimiglia	Trustee, Chairman, President & CEO
Patrick H. McCollough	Trustee
Udo W. Koopmann	Trustee
Floyd E. Seal	Trustee
Stephen H. Hamrick	Trustee
William B. Blundin	Trustee
Stephen Ventimiglia	Vice President & Secretary
Jonathan W. Ventimiglia	Vice President, Assistant Secretary,
Treasurer & Chief Financial Officer
James S. Vitalie	Vice President
Michael J. Wagner	Chief Compliance Officer
Rose Anne Casaburri	Assistant Secretary
Richard S. Gleason	Assistant Treasurer

Investment Manager

Distributor

Saratoga Capital Management, LLC

Northern Lights Distributors, LLC

1101 Stewart Avenue, Suite 207

4020 South 147th Street

Garden City, New York 11530-4808

Omaha, Nebraska 68137

Transfer & Shareholder Servicing Agent Custodian Gemini Fund Services, LLC BNY Mellon Corp. 4020 South 147th Street, Suite 2 1 Wall Street, 25th Floor Omaha, Nebraska 68137 New York, New York 10286

Administrator & Fund Accounting Agent

Custody Administrator

Gemini Fund Services, LLC

Gemini Fund Services, LLC

450 Wireless Boulevard

450 Wireless Boulevard

Hauppauge, New York 11788

Hauppauge, New York 11788

THE SARATOGA ADVANTAGE TRUST

Annual Report to Shareholders

October 23, 2011

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the “Trust”).  This report covers the twelve months from September 1, 2010 through August 31, 2011.

FIVE PRINCIPLES OF SOUND INVESTING

In light of recent stock market volatility, many investors are questioning what they should do with their investments going forward.  Let’s revisit some sound investment principles that can help you traverse both rising and falling markets.

1)     A well-designed asset allocation strategy can be the anchor for many successful investors. Establish an asset allocation strategy (for example, a strategy to diversify your assets amongst stock, bond and money market mutual funds) that you will be comfortable with in both advancing and declining markets.  A sensible asset allocation strategy should take into consideration your: investment objectives, tolerance for risk, income needs and investment time horizon.  Review your asset allocation strategy with your financial advisor.  If you have implemented an asset allocation strategy that you are comfortable with, then don’t let short-term stock and bond market fluctuations or investment manias change your long-term investment strategy – consider remaining anchored.  Remember, it is normal to lose money during various time periods when you invest in stocks and bonds; this is part of the price that investors pay to try to potentially earn higher rates of return over the long haul than they might earn if they place money in investments that don’t fluctuate in value.

2)     Many successful investors put professional money managers on their investment teams.  We are proud to be able to offer you the ability to access multiple investment asset classes through the Saratoga Advantage Trust’s portfolios.  The Trust’s portfolios are managed by some of the world’s leading institutional investment advisory firms.  These are the same investment advisory firms that manage money for some of the largest corporations, pension plans and foundations. Each of the advisors has been selected on the basis of their: research capabilities, long-term investment performance, organizational stability, investment philosophy, and other key factors.  The Trust’s diversity of portfolio structure is designed to give you the opportunity to more efficiently implement your asset allocation strategy to create a balanced portfolio in accordance with your investment goals and objectives.  For your serious, “core” assets, why not let full-time investment professionals purchase and sell securities on your behalf?

3)     Stay focused on your long-term investment goals.  Monitor your investment results on a regular basis to determine if your long-term investment objectives are being met.  When reviewing the performance of the portfolios of the Trust, and the performance of money managers in general, please remember that it is not unusual for managers’ returns to vary significantly from their benchmark indices over short-term measurement periods such as several quarters.  In fact, the more volatile the style of management the more likely it is to have significant deviations from the index it is being measured against over short-term measurement periods.

4)     Consider adding money to your investment portfolio when it declines in value.  Of course, no one can tell you for sure when a market has reached bottom, and there is no guarantee that an investment will rise after a decline. It takes courage to be a successful investor.

5)     Be disciplined and patient with your investment strategy.  Successful investing requires both discipline and patience.

ECONOMIC OVERVIEW

As measured by the Gross Domestic Product (GDP), the United States (U.S.) economy advanced by an annualized rate of 1.3% during the second quarter of 2011. The Federal Reserve (Fed) has been on a mission to expand the money supply. Most measures of money supply have been increasing at rates well above their long term mean. Recent year-over-year (y-o-y) readings as of July 2011 are up as follows: M1, 16.23%; M2, 8.19%; MZM, 8.79%; and Currency in Circulation (CIC), 9.00%. Prior to the 2008 recession, these measures had been contracting to levels below their long term mean - M1 and CIC were both growing at a y-o-y rate of near 0%. When monitoring the ebbs and flows of the money supply we notice that there is a strong link between monetary expansion and the rate of growth of both the GDP and Personal Consumption Expenditures (PCE). The money measures that the Fed initially affects by its actions are CIC and then M1. CIC is money printed by the U.S. Treasury, and when needed the Treasury auctions Government Securities, Bonds, Notes and Bills, to raise money for government spending. Also, when necessary, the Fed purchases Bonds, Notes or Bills at the Treasury auction to expand its balance sheet. The Fed uses these instruments to manipulate the level of interest rates and the level of required reserves at member banks. A review of the monetary tools at its disposal demonstrates that the Fed has been attempting to stimulate the engines of economic growth. These tools usually work, so why are they not aggressively propelling the U.S. economy? We believe that the reason the U.S. economy is not growing at a faster pace is due to the low level of consumer confidence. The Saratoga Consumption Modification Index SM (CMI), which loosely measures the strength of the PCE rate of growth, has not been at a strong level during the past eight quarters of U.S. economic growth. Furthermore, the CMI has correlated well with the peaks and troughs of the Price to Earnings ratio (P/E) of the S&P 500 Index. The P/E ratio is the multiple that investors are willing to pay for a company’s earnings. While the aggregate earnings of stocks in the S&P 500 are at record high levels, the P/E ratio of the S&P 500 is relatively low on an historical basis; we believe this is largely the result of low consumer and investor confidence.

NEW ADVISORS

I am pleased to inform you that effective August 1, 2011 Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and Oak Associates, ltd.  (“Oak”) are the new investment advisors of the Saratoga Advantage Trust’s Technology & Communications Portfolio (the “Portfolio”).  Loomis Sayles and Oak each manage approximately 50% of the Portfolio.  Saratoga Capital Management, LLC monitors the allocation of the Portfolio’s assets between Loomis Sayles and Oak and may rebalance the allocation periodically.   Loomis Sayles founded in 1926 and Oak founded in 1985, are both well respected investment managers advising approximately $156 billion and $881 million in assets, respectively.

In addition, I am also pleased to inform you that effective August 5, 2011 CLS Investments, LLC (“CLS”) is the new investment advisor of the Saratoga Advantage Trust’s U.S. Government Money Market Portfolio (the “Portfolio”).  The portfolio management team that managed the Portfolio as employees of Milestone Capital Management, LLC, the previous investment advisor of the Portfolio, will continue to manage the Portfolio as employees of CLS.  Founded in 1989, CLS is a highly regarded investment manager advising approximately $8.4 billion in assets.

COMPARING THE PORTFOLIOS’ PERFORMANCE TO BENCHMARKS

When reviewing the performance of the portfolios against their benchmarks, it is important to note that the Trust is designed to help investors to implement an asset allocation strategy to meet their individual needs as well as select individual investments within each asset category among the myriad of choices available.  Each Saratoga portfolio was formed to represent a single asset class, and each portfolio’s institutional money manager was selected based on their ability to manage money within that class.  Therefore, the Saratoga portfolios can help investors to properly implement their asset allocation decisions, and keep their investments within the risk parameters that they establish with their investment consultants. Without the intended asset class consistency of the Saratoga portfolios, even the most carefully crafted allocation strategy could be negated. Furthermore, the benchmarks do not necessarily provide precise standards by which to measure the portfolios against in that the characteristics of the benchmarks can vary widely at different points in time from the Saratoga portfolios (e.g., characteristics such as: average market capitalizations, price-to-earnings and price-to-book ratios, bond quality ratings and maturities, etc.).  In addition, the benchmarks can potentially have a survivor bias built into them (i.e., the performance of only funds that are still in existence may remain part of the benchmark’s performance while funds that do not exist anymore may be removed from the benchmark’s performance).

ELECTRONIC DELIVERY AVAILABLE

This report can be delivered to you electronically. Electronic delivery can help simplify your record keeping.  With electronic delivery you’ll receive an email with a link to your Saratoga Advantage Trust quarterly statement, daily confirmations and/or semi-annual and annual reports each time one is available. You have the ability to choose which items you want delivered electronically.  Choose one item or all items. It’s up to you.  Please call our Customer

Service Department toll-free at 1-888-672-4839 for instructions on how to establish electronic delivery.

AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can get automated updates on your investments in the Saratoga Advantage Trust 24 hours a day, everyday, by calling toll-free 1-888-672-4839.  For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

Finally, following you will find specific information on the investment strategy and performance of each of the Trust’s portfolios.  Please speak with your financial advisor if you have any questions about your investment in the Saratoga Advantage Trust or your allocation of assets among the Trust’s portfolios.

We remain dedicated to serving your investment needs.  Thank you for investing with us.

Best wishes,

Bruce E. Ventimiglia

Chairman, President and

Chief Executive Officer

Investors should consider the investment objectives, risks, charges and expenses of the Saratoga Funds carefully.  This and other information about the Saratoga Funds is contained in your prospectus, which should be read carefully.  To obtain an additional copy of the prospectus, please call (800) 807-FUND. Past performance is not indicative of future results. Investments in stocks, bonds and mutual funds are not guaranteed and the principal value and investment return can fluctuate.  Consequently, investors may receive back less than invested.

The S&P 500 Index is an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

The security holdings discussed may not be representative of the Funds’ current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice. The Funds of the Saratoga Advantage Trust are distributed by Northern Lights Distributors, LLC, member FINRA.

2320-NLD-10/28/2011

INVESTMENT REVIEW

LARGE CAPITALIZATION VALUE PORTFOLIO

Advised by: M.D. Sass Investor Services, Inc., New York, New York

Objective: The Portfolio seeks total return consisting of capital appreciation and dividend income.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 9/1/94 — 8/31/11*	4.34%
Ten Year: 9/1/01 — 8/31/11*	-2.00%
Five Year: 9/1/06 — 8/31/11*	-6.49%
One Year: 9/1/10 — 8/31/11	16.81%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 1.58%.

PORTFOLIO ADVISOR COMMENTARY

Much like the 2010 fiscal year, the Portfolio’s 2011 fiscal year was a story of two halves.  The first half saw a sharp rebound from the summer swoon of 2010 while the second half was plagued by slower than expected economic growth in the U.S. and an escalation of the Eurozone crisis.

Over the course of the year, top performing holdings came from the energy and health care sectors.  Within energy, the diversified global service companies in the Portfolio, Schlumberger (0%), Baker Hughes (3.23%), and Halliburton (2.40%), all saw their shares rise greater than 50% driven largely by continued growth in North America and an improving international outlook.  In healthcare, Watson Pharmaceuticals (3.84%) and McKesson (3.52%) consistently reported better than expected operating results leading to outperformance in each of those stocks.  Both Watson and McKesson along with other healthcare positions in the Portfolio (Mylan (3.41%), Hospira (2.88%), and CVS (4.13%)) should benefit from the wave of branded pharmaceutical patent expirations that are expected in the coming years.

The most likely economic scenario in our opinion is for approximately +2% or "stall speed" U.S. Gross Domestic Product growth in 2012, and a decline in S&P 500 earnings per share compared to 2011.  There is the potential for the economy to return to a recessionary environment that would likely lead to a deeper decline in corporate earnings in 2012. This outcome would likely be triggered by an inability of the Eurozone countries to stabilize their debt crisis. We believe the stock market is already discounting a high likelyhood of recession and therefore the "stall speed" scenario should lead to upside in U.S. stocks.

We have been investing in what we believe are undervalued, high quality stocks which should provide future outperformance in a slow growth environment where stocks generally should do much better.  Most recently, the Portfolio has added positions in Hospira (2.88%), Qualcomm (2.89%), and Google (2.83%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/11.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION VALUE PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
CVS Corp.	4.1%
Watson Pharmaceuticals Corp.	3.8%
Stanley Black & Decker, Inc.	3.8%
Prudential Financial	3.8%
Visa, Inc.	3.6%
Cameron International Corp.	3.6%
McKesson HBOC, Inc.	3.5%
State Street Corp.	3.5%
Xerox Corp.	3.4%
Goodrich Corp.	3.4%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Morningstar Large Value Average ("Large Value Average"), as of August 31, 2011, consisted of 1,274 mutual funds comprised of large market capitalization value stocks. The Large Value Average is not managed and it is not possible to invest directly in the Large Value Average

The S&P 500/Citigroup Value Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Value Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

LARGE CAPITALIZATION GROWTH PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 9/1/94 — 8/31/11*	5.19%
Ten Year: 9/1/01 — 8/31/11*	1.93%
Five Year: 9/1/06 — 8/31/11*	5.80%
One Year: 9/1/10 — 8/31/11	27.96%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 1.61%.

PORTFOLIO ADVISOR COMMENTARY

Effective May 2, 2011, Aziz V. Hamzaogullari became the lead portfolio manager of the Portfolio.  Mr. Hamzaogullari employs a disciplined, bottom-up approach that invests in stocks with the combination of high quality, robust growth and attractive valuation.

For the fiscal year ended August 31, 2011, the Saratoga Large Capitalization Growth Portfolio outperformed its benchmark.  Overall stock markets generally posted strong returns in 2010 and into 2011, however, as uncertainty surrounding the economic recovery arose, markets generally pulled back.  Despite this pullback, the Portfolio posted strong absolute and relative returns for the fiscal year.  The Portfolio’s overall outperformance was due primarily to stock selection in the consumer discretionary and industrials sectors.

Top contributors during the last fiscal year were priceline.com (0%), Apple (0%) and Amazon.com (7.79%).  All three companies reported very strong quarters over this time period and many investors reacted positively.  The largest detractors to performance were Oracle (5.09%), SEI Investments (3.31%) and Nvidia Corp (0%).

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/11.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
LARGE CAPITALIZATION GROWTH PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Amazon.com, Inc.	7.8%
Visa, Inc.	7.1%
Google, Inc.	6.4%
Cisco System, Inc.	5.5%
Oracle Corp.	5.1%
American Express Co.	5.0%
Qualcomm, Inc.	4.8%
Amgen, Inc.	4.5%
United Parcel Service, Inc.	4.2%
Expeditors Int'l Wash., Inc.	3.6%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Morningstar Large Growth Average ("Large Growth Average"), as of August 31, 2011, consisted of 1,702 mutual funds comprised of large market capitalization growth stocks. The Large Growth Average is not managed and it is not possible to invest directly in the Large Growth Average

The S&P 500/Citigroup Growth Index, is broad, unmanaged-capitalization weighted index which is the successor to the S&P 500/BARRA Growth Index, uses a multifactor methodology to score constituents, which are weighted according to market cap and classified as growth, value, or a mix of growth and value. The S&P 500/Citigroup Value Index does not include fees and expenses, and investor may not invest directly in an index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MID CAPITALIZATION PORTFOLIO

Advised by: Vaughn Nelson Investment Management, L.P., Houston, Texas

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 1/7/03 — 8/31/11*	8.13%
Five Year: 9/1/06 — 8/31/11*	3.39%
One Year: 9/1/10 — 8/31/11	20.91%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 2.18%.

PORTFOLIO ADVISOR COMMENTARY

The fiscal year ended August 31, 2011 was a tale of “two halves.” Driving the strength in the first half was the Federal Reserve’s (the “Fed’s”) implementation of a second round of quantitative easing and a continuing economic recovery. However, volatility increased in the spring with the uprisings in the Arab world and the tragic earthquake and tsunami in Japan.  Compounding the volatility the Fed’s easing program ended in June, sovereign debt issues in Europe escalated, economic growth slowed, and Standard and Poor’s downgraded U.S. sovereign debt.  All of these issues generally increased investor risk aversion in the second half, leading to a stock market pullback.  Despite the pullback, the Portfolio produced a solid positive return for the fiscal year.

All sectors contributed to the Portfolio’s returns. The largest contributors to relative performance were the Materials, Healthcare and Consumer Staples sectors, driven largely by strong stock selection. Detracting from results was an under-exposure to the Utility sector which performed well in the second half.  During the fiscal year we increased holdings in the Consumer Discretionary, Technology and Healthcare sectors where we believe attractive opportunities developed.  Reductions were made in the Energy, Consumer Staples and Financials sectors as in our view, valuations became full. The Portfolio is overweight the Technology and Materials sectors, while it is underweight the Healthcare, Energy and Consumer Discretionary sectors.

Market volatility reflects recognition by many investors of a maturing business cycle, continued private sector deleveraging and fiscal austerity implemented at all levels of government domestically and internationally.  Against this backdrop, we have continued to focus on companies with solid secular growth prospects, better pricing power, lower earnings variability and stronger balance sheets.  We took advantage of the volatility to reduce exposure to companies whose prospects are more directly tied to cyclical trends or commodity prices.  We continue to believe that superior stock selection will be paramount in the current environment.  While recently many investors have not been willing to differentiate between companies within the same industry, we believe that over time this will not be the case.  We believe the Portfolio consists of high quality stocks with good growth prospects at very favorable valuations.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MID CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Crown Holdings, Inc.	2.6%
Towers & Watson & Company - Cl. A	2.6%
Reinsurance Group of America	2.4%
EZCORP, Inc. - Cl. A	2.1%
Lorillard, Inc.	2.1%
International Flavors & Fragrance	2.1%
NCR Corp.	2.0%
Nuance Communications, Inc.	2.0%
Willis Group Holdings Ltd.	2.0%
Life Technologies Corp.	2.0%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Morningstar Mid Capitalization Blend Average ("Mid Cap Blend Average"), as of August 31, 2011, consisted of 427 mutual funds comprised of mid market capitalization stocks. The Mid Cap Blend Average is not managed and it is not possible to invest directly in the Mid Cap Blend Average

The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Which represents approximately 27% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $5.9 billion; the median market capitalization was approximately $3.2 billion. The Index had a total market capitalization range of approximately $.8 billion to $12.2 billion. Investors may not invest in the Index directly; unlike the Portfolio's return. the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

SMALL CAPITALIZATION PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks maximum capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 9/1/94 — 8/31/11*	8.40%
Ten Year: 9/1/01 — 8/31/11*	6.61%
Five Year: 9/1/06 — 8/31/11*	2.11%
One Year: 9/1/10 — 8/31/11	14.45%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 1.73%.

PORTFOLIO ADVISOR COMMENTARY

For the fiscal year ended August 31, 2011, the Saratoga Advantage Trust Small Capitalization Portfolio produced positive performance.  Major domestic stock indices generally recorded solid gains as the markets continued to digest improving, though sluggish and uneven, economic growth. In addition, market volatility was prevalent during the last fiscal year.

The performance of the Portfolio during the last fiscal year was largely driven by positive stock selection offset by sector allocation.  The Portfolio’s top performing relative sector was energy as the oil services and an exploration and production holding performed well. From a sector allocation perspective, an underweight position in the underperforming financial sector and an overweight position in the outperforming industrial sector were the primary positive contributors to performance.  An underweight position in the outperforming energy sector and the Portfolio’s cash equivalents position were the primary performance detractors from a sector allocation perspective.

Financial strength, a stable business model, sustainable free cash flow and an ability to improve profits regardless of the external environment are likely to be the key factors driving returns in the year ahead.  Quality companies with reasonable valuations should meet or exceed these expectations and, as a result, perform well.  Low-quality companies stand a much higher chance of disappointing, and should suffer as a result.

We continue to believe industrials will exceed expectations and outperform the market.  The Portfolio’s holdings generally have the characteristics we favor (strong balance sheets, good growth prospects and free cash flow), and we feel that the stocks represent good value.  The Portfolio’s largest underweight remains financials, where many investors continue to expect a relative lack of demand for services.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
SMALL CAPITALIZATION PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
CLECO Corp.	2.9%
JDA Software Group	2.5%
Westar Energy, Inc.	2.5%
Barnes Group, Inc.	2.4%
Teleflex, Inc.	2.4%
Senior Housing Properties Trust	2.3%
Portland General Electric Co.	2.3%
Aptargroup, Inc.	2.3%
J&J Snack Foods Corp.	2.3%
Calgon Carbon Corp.	2.2%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Morningstar Small Blend Average ("Small Blend Average"), as of August 31, 2011, consisted of 672 mutual funds comprised of small market capitalization stocks. The Small Blend Average is not managed and it is not possible to invest directly in the Small Blend Average

The Russell 2000 Index is comprised of the 2,000 smallest U.S domicile publicly traded common stock which are included in the Russell 3000 Index. The common stock included in the Russell 2000 Index represent approximately 10% of the U.S equity market as measured by market capitalization. The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S domicile publicity traded common stocks by market capitalization representing approximately 98% of the U.S publicity traded equity market. The Russell 2000 Index is an unmanaged index which does not include fees and expenses, and whose performance reflects reinvested dividends. Investors may not invest in the Index directly.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INTERNATIONAL EQUITY PORTFOLIO

Advised by: De Prince, Race & Zollo, Inc.,Winter Park, Florida

Objective: The Portfolio seeks long-term capital appreciation.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 9/1/94 — 8/31/11*	1.33%
Ten Year: 9/1/01 — 8/31/11*	1.63%
Five Year: 9/1/06 — 8/31/11*	-3.88%
One Year: 9/1/10 — 8/31/11	5.05%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 2.29%.

PORTFOLIO ADVISOR COMMENTARY

International stocks generally rallied from September 2010 to April 2011 before trimming gains, primarily due to European sovereign debt concerns.  The supply chain disruption caused by the Japanese earthquake and rising oil prices related to civil unrest in the Middle East, were also headwinds to returns.

The Portfolio’s exposure to emerging markets, principally China, detracted from relative performance as Chinese policymakers continued to raise reserve requirements and interest rates in an attempt to engineer a soft landing for their economy and to reduce inflation concerns. While we are disappointed by the Portfolio’s Chinese holdings recent performance, we believe the actions taken by the Central Bank will clear the path for more sustainable growth as we move forward which should benefit holdings with exposure to the Chinese consumer and infrastructure development.

From a sector perspective, the Portfolio’s relative overweights in Consumer Staples and Consumer Discretionary detracted from performance.  An underweight positioning in Materials also hindered portfolio returns. On a positive note, the Portfolio’s Financial underweight, due to our bottom up stock selection process, benefited relative performance. We continue to look for opportunities in Financials, but remain cautious sovereign debt pressures persist as loan growth stays restrained.

There is concern regarding Europe’s debt.  At the end of August 2011, the Portfolio did not own companies based in Greece, Italy, Portugal or Spain, and it was underweight every other European country except Austria, France and Ireland. In addition, it is important to note that many of the Portfolio’s European holdings have substantial exposure to markets outside of continental Europe.

We maintain our view that future economic growth and overall market returns will be below normal in the developed markets due to indebtedness, while emerging markets should drive global growth. However, in the current environment with global growth concerns increasing, the Portfolio’s dividend yield of nearly 4.5% should remain attractive and bolster returns as downside risks persist.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INTERNATIONAL EQUITY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
SBM Offshore NV	2.5%
Carillion PLC	2.4%
Shanghai - Industrial Holdings, Ltd.	2.4%
Impala Platinum Holdings, Ltd.	2.3%
Credit Suisse Group AG	2.3%
Playtech, Ltd.	2.2%
British American Tobacco PLC	2.1%
Philip Morris International	2.0%
Danone	2.0%
Industries Qatar	2.0%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

MSCI EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted, market capitalization Index that is designed to measure developed market equity performance, excluding the U.S. & Canada. As of August 31, 2011, the MSCI EAFE ® Index consisted of the following 21 develop market country indices: Australia, Austria, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. This unmanaged Index assumes the reinvestment of the dividend, does not include fees and expenses (which would lower performance) and investors may not invest directly in the Index

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

HEALTH & BIOTECHNOLOGY PORTFOLIO

Advised by: Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term capital growth.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 1/28/03 — 8/31/11*	6.51%
Five Year: 9/1/06 — 8/31/11*	7.13%
One Year: 9/1/10 — 8/31/11	25.90%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 2.41%.

PORTFOLIO ADVISOR COMMENTARY

The Saratoga Health & Biotechnology Portfolio experienced solid performance for the fiscal year ended August 31, 2011.  Throughout the year many investors became more comfortable with the ramifications of healthcare reform and found it difficult to ignore the appealing valuations.

Strong performers for the last year included institutional pharmacy Pharmerica (4.71%), which bounced off oversold levels and is now being pursued as an acquisition candidate by a competitor, and Biogen Idec (6.83%), whose new drug for Multiple Sclerosis, BG-12 which can be taken orally, showed excellent results in clinical studies.  Pharmaceutical distributors and managed care, two areas of focus for the Portfolio, also performed very well.

Laggards included drug makers Teva Pharmaceutical (3.21%), whose shares suffered from concerns about future competitiveness of its Multiple Sclerosis franchise, and AstraZeneca (4.49%), who reported disappointing clinical trial data for a new drug.

Our management style remains long-term focused.   An area that we made a strong push into during the fiscal year is medical and surgical products.  In our view this group became oversold due to slowing demand that is likely resulting from the weak economy.  The reduced expectations for this group we believe has set up the potential for nice gains in the group once demand returns, a scenario we think is likely.  Additionally, to the extent medical procedures are being postponed for economic reasons, there is some pent-up demand that will likely be realized in the future.

We believe that the healthcare sector continues to offer a slew of investment opportunities, as it contains many companies that generate strong returns, have good unit growth and pricing power, pay sizeable dividends, and trade at attractive valuations.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/11.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
HEALTH & BIOTECHNOLOGY PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
UnitedHealth Group, Inc.	7.1%
Biogen Idec, Inc.	6.8%
Amerisource Bergen Corp.	6.6%
Amgen, Inc.	5.5%
Cardinal Health, Inc.	4.7%
PharMerica Corp.	4.7%
Sanofi-Synthelabo SA - ADR	4.7%
AstraZeneca PLC - ADR	4.5%
Johnson & Johnson	4.5%
Novartis AG - ADR	4.1%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The S&P 500®Healthcare Index is a widely-recognized, unmanaged, equally-weighted Index, adjusted for capital gains distribution and income dividends, of securities of companies engaged in the healthcare/biotechnology and medical industries. Index returns assume reinvestment of dividends; unlike the Portfolio's returns, however, Index returns do not reflect any fees or expenses. Such costs would lower performance. It is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

and Oak Associates, Ltd., Akron, Ohio

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 1/7/03 — 8/31/11*	10.35%
Five Year: 9/1/06 — 8/31/11*	11.80%
One Year: 9/1/10 — 8/31/11	22.42%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 2.71%.

PORTFOLIO ADVISOR COMMENTARY

It may not feel like it, given the recent stock market correction, but the S&P 500 returned over 18% for the twelve months ended August 31, 2011.  Technology stocks generally fared even better, as they tend to do during a market rally.

However, this belies the volatility throughout the last twelve months.  Late-2010 saw stocks generally rise, as many investors digested signs of an improving economy.  This continued into 2011, until the European financial crisis started growing and signs of a possible double-dip recession began to emerge.  The swoon lasted into the summer, as many market participants fled to safety, in the form of Treasury bonds and defensive stocks.

We believe the outlook for the technology sector is bright.  Secular tailwinds, such as increasing demand for products and services that improve productivity, remain in place.  Free cash flow is abundant.  Capital spending is generally restrained and share issuance muted, indicating low risk of an excess-induced sector crash.  Valuations are generally attractive, with many stocks offering close to a double-digit free cash flow yield.  This is especially appealing given the prevailing yields on Treasury bonds.  It is interesting that many investors were far more interested in tech stocks in the late 1990s, when they were yielding (on a free cash flow basis) 2% or 3% versus Treasury bonds of 6%, than they are now, with the sector yielding about 6% or 7%, versus 2% for Treasury bonds.

The Portfolio currently has exposure to a broad range of industries within technology, including semiconductors, computer networking equipment, software and services, and e-commerce.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
TECHNOLOGY & COMMUNICATIONS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Apple, Inc.	6.0%
Qualcomm, Inc.	5.6%
Microsoft Corp.	5.0%
Amazon.Com, Inc.	3.7%
VMware, Inc.	3.5%
Corning, Inc.	3.0%
Intel, Corp.	2.9%
Oracle Corp.	2.7%
Cisco Systems, Inc.	2.3%
BMC Software, Inc.	2.1%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Lipper Science & Technology Funds Index is an equal-weighted performance Index, adjusted for capital gain distribution and income dividends, of the largest qualifying funds within the Science and Technology fund classification, as defined by Lipper. Indexes are not managed and it is not possible directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

ENERGY & BASIC MATERIALS PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 1/7/03 — 8/31/11*	11.94%
Five Year: 9/1/06 — 8/31/11*	3.21%
One Year: 9/1/10 — 8/31/11	29.27%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 2.65%.

PORTFOLIO ADVISOR COMMENTARY

In very difficult and highly volatile energy and materials stock markets, the  Saratoga Portfolio performed reasonably well during the last fiscal year ended August 31, 2011.  However a period of volatility and uncertainty has occurred since early May, 2011.   As global economic growth slowed, many energy commodity prices dropped substantially, as did many energy related stocks.  This somewhat unprecedented volatility has familiar causes: (1) the sovereign debt crisis in Europe continues unresolved; (2) the Organisation for Economic Co-operation and Development (“OECD”) economic recovery has stalled, and although economic growth continues, it does so at a painfully slow pace; and (3) many global stock investors grew weary of a lack of economic leadership and political will to adequately address these problems.  Thus, we have seen a surge in “safe” investments, viewed currently by many as precious metals such as silver and gold, or U.S. farmland, antique cars and other "hard" assets.

While we remain confident that economic growth will continue, it is unlikely that any of these conditions will be resolved soon.  We continue to see a "muddle through" economic outlook, whereby U.S. and OECD economic growth continues, but at a pace satisfactory to only a very few.  The emerging world continues to drive the bus on economic growth, and this factor continues to be a major driver of demand for both energy commodities and basic materials.  The fact is that the cost of extracting energy and basic materials continues to rise, and demand continues to expand, albeit at a slower pace. This backdrop bodes well for investing in these sectors, in our opinion.

The Portfolio’s best performing sector during the last fiscal year was energy services, which accounted for nearly half of all positive returns.  The Portfolio’s worst sector was refining.  Finally, we anticipate continued volatile markets over the very near term, but expect to see economic growth continue on a global basis.  We will continue to try to invest in attractive stocks in this space.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
ENERGY & BASIC MATERIALS PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
El Paso Corp.	4.7%
BG Group PLC	4.6%
Anadarko Petroleum Corp.	4.6%
ChevronTexaco Corp.	4.6%
Cameron International Corp.	4.4%
CONSOL Energy, Inc.	4.4%
SM Energy Co.	4.4%
LyondellBasell Industries	4.3%
Schlumberger, Ltd.	4.2%
Newpark Resource	4.2%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Lipper Natural Resources Funds Index is an equal-weighted performance Index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds within the Natural Resources fund classification, as defined by Lipper.  Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

FINANCIAL SERVICES PORTFOLIO

Advised by: Loomis, Sayles & Co., L.P., Boston, Massachusetts

Objective: The Portfolio seeks long-term growth of capital.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 1/7/03 — 8/31/11*	-2.11%
Five Year: 9/1/06 — 8/31/11*	-11.58%
One Year: 9/1/10 — 8/31/11	0.36%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 3.82%.

PORTFOLIO ADVISOR COMMENTARY

For the year ended August 31, 2011, the top contributors to the Portfolio’s performance were Discover Financial Services (2.41%), Franklin Resources (4.52%), and Affiliated Managers Group (2.63%).  Discover was strong as losses in its credit card portfolio fell faster than expected, allowing the company to increase marketing spending while still reporting higher profits.  Franklin Resources and Affiliated Managers Group are asset managers that performed well versus peers.  Franklin Resources outperformed due largely to its well-diversified asset mix, global distribution footprint and strong balance sheet.  Affiliated Managers Group, a higher-beta stock that invests in a variety of boutique equity asset managers, performed well in the rally until this May.

The top detractors from performance over the last fiscal year were Charles Schwab (1.78%) and Comerica Inc (2.40%).  Schwab is a strong asset-gathering company but the stock softened lately as the prospect of higher short-term interest rates has evaporated while stock markets generally sold off. Shares of Comerica, a mid-sized commercial bank, have also swooned as any probability of higher short rates before 2013 all but vanished.

The stock market generally enjoyed a euphoric rally from August 2010 through last May, yet the financials generally had trouble keeping up due to ongoing regulatory/political headwinds.     From May 2011 through the end of August 2011 however, the market generally had a strong reversal.  Concerns about the maelstrom of economic and political news that buffeted the capital markets (particularly heightened anxiety about the European debt crisis), a potential slowdown in the global economic recovery, and the U.S. credit downgrade, all overshadowed what we view as relatively strong financial company fundamentals.  Although the Federal Reserve is now working on tools to help lower longer term interest rates, we continue to expect a slow, plodding recovery and the Portfolio remains positioned accordingly in what we believe are higher-quality financials stocks.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/11.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
FINANCIAL SERVICES PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Ace, Ltd.	4.7%
Franklin Resources, Inc.	4.5%
Unumprovident Corp.	4.4%
Metlife, Inc.	4.1%
Blackrock, Inc.	4.0%
Alexandria Real Estate Equities	3.9%
J.P. Morgan Chase & Co.	3.8%
Wells Fargo & Co.	3.8%
PNC Financial Services Grp, Inc.	3.6%
M&T Bank Corp.	3.6%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Lipper Financial Services Funds Index is an equal, dollar-weighted Index of the 30 largest mutual funds within the Financial Services fund classification defined by Lipper. The Index is adjusted for the reinvestment of capital gains income dividends. Indexes are not managed and it is not possible to invest directly in an Index.

The S&P 500™ Index is an unmanaged index.  Index returns assume reinvestment of dividends.  Investors may not invest in the Index directly; unlike the Portfolio’s returns, the Index does not reflect any fees or expenses.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

INVESTMENT QUALITY BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks current income and reasonable stability of principal.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 9/1/94 — 8/31/11*	4.89%
Ten Year: 9/1/01 — 8/31/11*	4.11%
Five Year: 9/1/06 — 8/31/11*	4.66%
One Year: 9/1/10 — 8/31/11	1.64%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 1.75%.

PORTFOLIO ADVISOR COMMENTARY

During the last fiscal year ended August 31, 2011, the fixed income market generally continued to be highly volatile, similar to last year.  Corporate bonds generally outperformed U.S. treasuries for the majority of the year, but in August of 2011 erased much of the year’s gain.  Also in August, the 10 year treasury yield declined from 2.74% to 2.22%.  The fear of a double dip recession coupled with the instability of European sovereigns has led many investors to become more risk adverse.  During the last quarter the Federal Reserve indicated that rates will most likely remain low for the next couple of years.  U.S. Treasury yields have reached historically low levels (even though the U.S. was downgraded by one of the rating agencies during the quarter).  With the U.S. Treasury 10 year note and 5 year note at historically low levels, we believe there is downside risk to further increasing interest rate sensitivity at this time.

During the last fiscal year, we reduced the Portfolio’s position in Bank of America (1.09%) which had underperformed during the last quarter.  In addition, we swapped 10 year Treasury Inflation Protected Securities (TIPS) (0%) for 2 year TIPS (5.09%) as breakevens reached our sell target. These worked in the Portfolio's favor.

We have maintained the Portfolio’s overweight position in corporate bonds with the majority in the short end of the curve, and the Portfolio’s underweight position U.S. Treasury securities.  As corporate spreads weaken, we can try to take advantage of some of the opportunities the recent spread movements have created.  Many corporate balance sheets are in strong shape.  For instance, one of the most volatile sub-sectors in the corporate bond universe is banks.  Many banks are showing slow but steady improvement in most ratios.  For instance, since the fourth quarter of 2008 Tier 1 common ratios for the investment grade universe was 4.6%.  It now stands at 9.84%, a notable improvement.  Tier 1 capital ratios generally are also improving.  While revenues have generally been weaker this has been coupled with risk reduction.

Finally, in the Portfolio, the majority of the corporate exposure is still positioned on the short-end of the yield curve.  We anticipate adding more duration by rolling up the corporate credit curve while maintaining a lower overall duration and interest rate sensitivity versus the Portfolio’s benchmark.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 8/31/11.  The securities held in the Portfolio are subject to change and any discussion of those securities should not be considered investment advice.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
INVESTMENT QUALITY BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Federal Home Loan Mortgage, 5.125%, 10/18/2016	8.9%
Federal National Mortgage, 4.125%, 4/15/2014	7.2%
U.S. Treasury Notes - TIPS, 0.625%, 4/15/2013	5.1%
General Electric Capital Corp., 5.500%, 1/8/2020	4.9%
NextEra Energy Capital Holdings, Inc., 5.625%, 9/1/11	4.8%
Federal National Mortgage, 5.00%, 4/15/2015	4.0%
Consolidated Natural Gas Co., 6.250%, 11/1/11	3.8%
Citigroup, Inc., 5.30%, 10/17/12	3.8%
Health Care REIT, Inc., 5.875%, 5/15/15	3.3%
BB&T Corp., 3.375%, 9/25/13	3.3%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

The Lipper Short-Intermediate Investment grade Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 1 to 5 years. Indexes are not managed and it is not possible to invest directly in an Index.

The Barclays Intermediate Government/ Credit Bond Index is composed of the bonds in the Barclays Government/Credit Bond Index that have maturities between 1 and 9.99 years. The Barclays Government/Credit Bond Index consist of approximately 5,400 issues. The securities must be investment grade (BAA or higher) with amounts outstanding in excess of $1 million and have at least one year to maturity. The Barclays Index is an unmanaged index which does not included fees and expenses. Investor may not invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

MUNICIPAL BOND PORTFOLIO

Advised by: Fox Asset Management LLC, Red Bank, New Jersey

Objective: The Portfolio seeks a high level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital.

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 9/1/94 — 8/31/11*	3.85%
Ten Year: 9/1/01 — 8/31/11*	2.72%
Five Year: 9/1/06 — 8/31/11*	2.35%
One Year: 9/1/10 — 8/31/11	0.08%

*Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 2.27%.

PORTFOLIO ADVISOR COMMENTARY

Throughout the fiscal year ended August 31, 2011, the municipal bond market generally followed the trend of the taxable fixed income market, pushing rates to low levels that were exacerbated by global headlines and weaker economic data.  The market action was in direct response to lowered Gross Domestic Product growth forecasts as well as an S&P downgrade of the U.S. Government to AA+ from AAA.  In general, the municipal/bond market experienced severe pressure from investor redemptions in the early part of the year due largely to impending budget shortfalls and some analyst predictions of widespread defaults in the Muni universe.  As these fears subsided, Muni’s generally exhibited positive returns as yields moved in lockstep with the decline in U.S. Treasury yields.  The extended crisis in Europe has led to a further de-risking by many investors and will likely pressure municipal yields lower well into the next Federal Reserve tightening cycle.

Furthermore, the tax revenues for many state and local governments are currently less robust given the slow economic conditions seen throughout much of the U.S.  In particular, unemployment will likely remain persistently high, in our view.  Although we acknowledge that unemployment statistics are somewhat lagging indicators, we maintain that employers were quick to trim their workforces, but will be reluctant to rehire.  In addition, the housing market will likely remain slow.  The U.S. Federal Reserve has maintained that rates will be kept low for an extended period of time, most likely to extend into 2013.  This type of low interest rate environment will likely show up in lower returns available to municipal investors.

One interesting development during this fiscal year was the announcement by S&P to downgrade the U.S. long term sovereign rating from AAA to AA+ and the expected roll down effects from a policy move of this magnitude.  As a result of the downgrade, many investors anticipated higher rates (at least in the near term) and that a corollary downgrade across other assets classes would occur as well.  Essentially, this never happened and interest rates moved lower as the U.S. Treasury 10 year note reached an historic yield low below 2% on the heels of softer than expected economic news and European sovereign contagion fears.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
MUNICIPAL BOND PORTFOLIO VS. BENCHMARKS

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	4.0%
City of Anchorage Schools, Series A, 5.00%, 10/1/20	4.0%
Wilmington, NC Water & Sewer System, Revenue, 5.00%, 6/1/23	3.8%
Texas State Water Assistance, Series A, 4.50%, 8/1/22	3.7%
Mercer County School District Finance Corp., School Building Revenue, 4.125%, 5/1/23	3.7%
Kirksville, MO R-III School District, 5.00%, 3/1/20	3.6%
University of Maine System Revenue, 4.50%, 3/1/26	3.4%
Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	3.4%
State of Delaware - Series 2009A, 4.00%, 1/1/13	3.4%
West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	3.2%

*Based on total net assets as of August 31, 2011
Excludes short-term investments.

The Lipper General Municipal Bond Debt Funds Index consists of the 30 largest mutual funds that invest at least 65% of their assets in municipal debt issues in the top four credit rating. Indexes are not managed, and it is not possible to invest directly in the Index.

The Barclays Municipal Bond Index consist of approximately 25,000 municipal bonds which are selected to be representative of the long-term, investment grade tax-exempt bond market. The bonds selected for the index have the following characteristic: a minimum credit rating of at least Baa; an original issue of at least $50 million; at least $3 million of the issue outstanding; issued within the last five years; and a maturity of at least one year. The Barclays Index is an unmanaged index which does not include fees and expenses. Investors may nit invest directly in the Index.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

U.S. GOVERNMENT MONEY MARKET PORTFOLIO

Advised by: CLS Investments, LLC, Omaha, Nebraska

Objective: The U.S. Government Money Market Portfolio seeks to provide maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital.

7-Day Compounded Yield¹	U.S. Government Money Market Portfolio (Class I)
8/31/11	0.01%

Total Aggregate Return for the Year Ended August 31, 2011
Class I
Inception: 9/1/94 — 8/31/11*	2.63%
Ten Year: 9/1/01 — 8/31/11*	1.26%
Five Year: 9/1/06 — 8/31/11*	1.25%
One Year: 9/1/10 — 8/31/11	0.01%

¹ The current 7-day yield more closely reflects the current earnings of the Portfolio than the total return quotation.

* Annualized performance for periods greater than one year.

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated December 31, 2010 is 1.48%.

An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the U.S. Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO

Advised by: Armored Wolf, LLC, Aliso Viejo, California

Objective: The Portfolio seeks attractive long-term risk-adjusted returns relative to traditional financial market indices.

Total Aggregate Return for the Period Ended August 31, 2011
Class I
Inception: 2/1/11 — 8/31/11	2.80%
One Year: 9/1/10 — 8/31/11	NA

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated February 1, 2011 is 1.26%.

INVESTMENT REVIEW

A HYPOTHETICAL COMPARISON OF THE GROWTH OF $10,000 INVESTED IN THE
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO VS. BENCHMARK

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
U.S Treasure Notes-TIPS,0.125% 4/15/2016	11.6%
U.S Treasure Notes-TIPS,2.125% 2/15/2041	4.0%
East Lane RE Ltd, 5.76%, 3/14/14	3.8%
iShares JP Morgan EM Bond Fund	2.0%
iPath DJ-UBS Commodity Index Total Return	1.9%
U.S Treasure Notes-TIPS,1.125% 1/15/2021	1.8%
WPE International Coorperatief USA	1.6%
Ceagro Agricola, 10.75%, 6/16/16	1.5%
Petroleos De Venezuela SA, 8.5%, 11/2/17	1.1%
America Movil	0.4%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

Bank of America Merrill Lynch 3-Month Treasury Bill Index: Consists of U.S. Treasury Bills maturing in 90 days.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

Advised by: Ascent Investment Advisors, LLC, Greenwood Village, Colorado

Objective: The Portfolio seeks total return consisting of current income and capital appreciation.

Total Aggregate Return for the Period Ended August 31, 2011
Class I
Inception: 8/1/11 — 8/31/11	-7.77%
One Year: 9/1/10 — 8/31/11	NA

Performance data quoted above is historical.  Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted.  The investment return and principal value of an investment will fluctuate, so that shares when redeemed, may be worth more or less than their original cost.  For more performance numbers current to the most recent month-end please call (800) 807-FUND.  A redemption fee of 2.00% will be levied on shares held 30 days or less, the performance data above does not reflect the deduction of the fee that would reduce the performance quoted.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of fund shares.  The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated August 1, 2011 is 2.51%.

INVESTMENT REVIEW

JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO

SIGNIFICANT AREAS OF INVESTMENT
AS A PERCENTAGE OF NET ASSETS

Top 10 Portfolio Holdings*		Portfolio Composition*
	% of
Company	Net Assets
Westfield Group	5.7%
Digital Realty Trust, Inc	5.4%
Hongkong Land Holding Limited	4.8%
Post Properties, Inc.	4.3%
Forest City Enterprises	4.2%
Mitsui Fudosan Co., Ltd.	4.1%
Alstria Office REIT	4.1%
Mitsubishi Estate Co., Ltd.	4.1%
Avalonbay Communities	3.9%
Sun Hung Kai Properties, Ltd.	3.8%

*Based on total net assets as of August 31, 2011

Excludes short-term investments.

Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 98.4%
	AEROSPACE/DEFENSE - 3.4%
7,000	Goodrich Corp.		$ 624,260

	AUTO PARTS & EQUIPMENT - 5.2%
14,300	Johnson Controls, Inc.		455,884
11,800	TRW Automotive Holding Corp. *		491,942
			947,826
	BANKS - 3.5%
18,000	State Street Corp.		639,360

	CHEMICALS - 2.5%
6,100	FMC Corp.		463,173

	COMMERCIAL SERVICES - 5.4%
29,900	Hertz Global Holding, Inc. *		334,880
7,400	Visa, Inc. - Cl. A		650,312
			985,192
	DIVERSIFIED FINANCIAL SERVICES - 3.1%
20,600	NYSE Euronext		561,968

	ENGINEERING & CONSTRUCTION - 2.6%
13,100	Chicago Bridge & Iron Co. NV		468,325

	ENTERTAINMENT - 2.8%
16,200	Bally Technologies, Inc. *		508,356

	HAND/MACHINE TOOLS - 3.8%
11,100	Stanley Black & Decker, Inc.		687,978

	HEALTHCARE-PRODUCTS - 3.5%
2,100	Baxter International, Inc.		117,558
11,300	Hospira, Inc. *		522,060
			639,618
	INSURANCE - 8.7%
15,300	MetLife, Inc.		514,080
13,600	Prudential Financial, Inc.		682,856
7,250	Reinsurance Group of America, Inc.		386,933
			1,583,869
	INTERNET - 2.8%
950	Google, Inc. *		513,912

	LODGING - 2.3%
12,800	Wyndham Worldwide Corp.		415,744

	MACHINERY-DIVERSIFIED - 1.5%
2,800	Flowserve Corp.		264,152

	MINING - 1.5%
4,300	Newmont Mining Corp.		269,266

	MISCELLANEOUS MANUFACTURING - 2.5%
10,900	Tyco International, Ltd.		453,222

	OFFICE/BUSINESS EQUIPMENT - 3.5%
75,300	Xerox Corp.		624,990

	OIL & GAS - 7.7%
5,900	Devon Energy Corp.		400,197
9,300	Ensco PLC		448,818
6,300	Occidental Petroleum Corp.		546,462
			1,395,477

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION VALUE PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	OIL & GAS SERVICES - 9.2%
9,600	Baker Hughes, Inc.		$ 586,656
12,400	Cameron International Corp. *		644,304
9,800	Halliburton Co.		434,826
			1,665,786
	PHARMACEUTICALS - 10.8%
8,000	McKesson Corp.		639,440
29,800	Mylan, Inc./PA *		618,648
10,400	Watson Pharmaceuticals, Inc. *		698,048
			1,956,136
	REITS - 3.3%
33,100	Annaly Capital Management, Inc.		600,103

	RETAIL - 5.9%
20,900	CVS Caremark Corp.		750,519
6,800	Kohl's Corp.		315,112
			1,065,631
	TELECOMMUNICATIONS - 2.9%
10,200	QUALCOMM, Inc.		524,892

	TOTAL COMMON STOCK (Cost - $17,960,128)		17,859,236

	SHORT-TERM INVESTMENTS - 5.4%
982,200	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $982,200)		982,200

	TOTAL INVESTMENTS - 103.8% (Cost - $18,942,328) (a)		$ 18,841,436

	OTHER ASSETS AND LIABILITIES - (3.8) %		(686,106)

	TOTAL NET ASSETS - 100.0%		$ 18,155,330

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $19,149,497
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,294,963
		Unrealized depreciation:	(1,603,024)
		Net unrealized depreciation:	$ (308,061)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 99.7%
	AVERTISING- 2.1%
12,256	Omnicom Group, Inc.		$ 496,981

	BEVERAGES- 4.1%
10,260	Coca-Cola Co. (The)		722,817
3,099	Diageo PLC		248,726
			971,543
	BIOTECHNOLOGY - 5.7%
18,995	Amgen, Inc.		1,052,418
3,158	Biogen Idec, Inc. *		297,484
			1,349,902

	COMERCIAL SERVICES - 12.2%
8,144	Automatic Data Processing, Inc.		407,444
45,699	SEI Investment Co.		781,910
19,140	Visa, Inc.		1,682,023
			2,871,377
	COSMETICS/PERSONAL CARE - 3.1%
11,467	Procter & Gamble Co. (The)		730,218

	DIVERSIFIED FINANCIAL SERVICES - 9.5%
23,798	American Express Co.		1,182,999
3,672	Franklin Resources, Inc. +		440,346
8,369	Greenhill & Co., Inc.		297,350
11,463	Legg Mason, Inc.		326,352
			2,247,047
	FOOD - 2.4%
40,854	Danone		562,151

	HEALTHCARE-PRODUCT/WARES- 4.9%
10,960	Medtronic, Inc.		384,367
13,764	Zimmer Holdings, Inc. *		783,034
			1,167,401
	HOUSEHOLD PRODUCT/WARES- 1.8%
5,984	Clorox Co.		417,085

	INTERNET - 15.5%
8,537	Amazon.com, Inc. *		1,837,931
8,284	Blue Nile, Inc. * +		321,668
2,781	Google, Inc. *		1,504,410
			3,664,009
	MEDIA - 2.2%
6,008	Factset Research Systems, Inc.		528,103

	OIL & GAS SERVICES - 2.0%
6,065	Schlumberger, Ltd.		473,798

	PHARMACEUTICALS - 4.6%
15,664	Merck & Co., Inc.		518,792
9,808	Novartis AG		573,376
			1,092,168
	RETAIL - 3.1%
10,803	Home Depot, Inc.		360,604
14,813	Lowe's Cos., Inc		295,223
1,534	Target Corp.		79,262
			735,089
	SEMICONDUCTORS - 1.0%
3,002	Altera Corp.		109,243
3,575	Analog Devices, Inc.		118,046
			227,289
	SOFTWARE - 7.4%
20,049	Microsoft Corp.		533,303
42,776	Oracle Corp.		1,200,722
			1,734,025

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
LARGE CAPITALIZATION GROWTH PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	TELECOMMUNICATIONS - 10.3%
82,447	Cisco Systems, Inc.		$ 1,292,769
21,957	QUALCOMM, Inc.		1,129,907
			2,422,676
	TRANSPORTATION - 7.8%
18,565	Expeditors International of Washington, Inc.		844,707
14,808	United Parcel Service, Inc.		997,911
			1,842,618

	TOTAL COMMON STOCK (Cost - $25,071,643)		23,533,480

	SHORT-TERM INVESTMENTS - 0.4%
93,947	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $93,947)		93,947

	COLLATERAL FOR SECURITIES LOANED - 3.2%
758,152	BNY Mellon Overnight Government Fund, to yield 0.09%, 9/1/11
	(Cost - $758,152)		758,152

	TOTAL INVESTMENTS - 103.3% (Cost - $25,923,742) (a)		$ 24,385,579

	OTHER ASSETS AND LIABILITIES - (3.3) %		(782,113)

	TOTAL NET ASSETS - 100.0%		$ 23,603,466

	* Non-income producing securities.
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $26,030,309
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 572,035
		Unrealized depreciation:	(2,216,765)
		Net unrealized depreciation:	$ (1,644,730)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 95.6%
	AGRICULTURE - 2.1%
2,400	Lorillard, Inc.		$ 267,408

	APPAREL - 1.0%
1,125	VF Corp.		131,692

	AUTO PARTS & EQUIPMENT - 4.3%
4,600	Navistar International Corp. *		190,440
2,475	Autoliv, Inc.		138,154
2,025	Tenneco, Inc. *		66,440
3,400	WABCO Holdings, Inc. *		158,610
			553,644
	BEVERAGES - 1.2%
1,800	Hansen Natural Corp. *		153,576

	BIOTECHNOLOGY - 2.0%
6,075	Life Technologies Corp. *		255,150

	CHEMICALS - 6.2%
2,675	Airgas, Inc.		173,554
3,875	Celanese Corp.		182,164
2,325	FMC Corp.		176,537
4,600	International Flavors & Fragrances, Inc.		266,892
			799,147
	COMMERCIAL SERVICES - 5.2%
11,975	SEI Investments Co.		204,892
5,625	Towers Watson & Co.		331,819
3,875	Verisk Analytics, Inc. *		135,005
			671,716
	COMPUTERS - 2.0%
15,150	NCR Corp. *		261,035

	DISTRIBUTION/WHOLESALE - 1.0%
3,075	WESCO International, Inc. *		132,502

	DIVERSIFIED FINANCIAL SERVICES - 0.8%
5,875	Invesco, Ltd.		107,512

	ELECTRIC - 5.9%
8,275	CMS Energy Corp.		163,017
4,350	Edison International		161,776
11,275	Great Plains Energy, Inc.		220,426
7,600	PPL Corp.		219,488
			764,707
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.9%
1,925	Hubbell, Inc.		113,825

	ELECTRONICS - 2.6%
3,550	Agilent Technologies, Inc. *		130,889
6,400	Arrow Electronics, Inc. *		199,680
			330,569
	ENGINEERING & CONSTRUCTION - 0.8%
6,675	McDermott International, Inc. *		96,053

	FOOD - 3.0%
2,800	JM Smucker Co. (The)		201,852
2,125	Ralcorp Holdings, Inc. *		183,961
			385,813

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	HEALTHCARE- PRODUCTS - 0.9%
4,800	PPS World Medical, Inc. *		$ 113,184

	HOUSEHOLD PRODUCTS/WARES - 1.4%
6,400	Jarden Corp.		185,856

	INSURANCE - 6.1%
5,750	Reinsurance Group of America, Inc.		306,877
6,600	Willis Group Holdings PLC		258,258
10,550	XL Group PLC		219,545
			784,680
	INTERNET - 1.2%
7,600	Digital River, Inc. *		152,912

	INVESTMENT COMPANIES - 3.1%
21,300	Apollo Investment Corp.		193,617
13,425	Ares Capital Corp.		204,194
			397,811
	MACHINERY DIVERSIFIED -1.9%
2,600	AGCO Corp. *		111,384
1,400	Flowserve Corp.		132,076
			243,460
	MEDIA - 3.8%
9,750	CBS Corp.		244,238
5,800	Discovery Communications, Inc. *		245,224
			489,462
	MISCELLANEOUS MANUFACTURING - 0.7%
1,925	Cooper Industries PLC		91,206

	OIL & GAS - 2.6%
1,400	Cimarex Energy Co.		99,526
1,625	Noble Energy, Inc.		143,585
1,125	Pioneer Natural Resources Co.		87,941
			331,052
	OIL & GAS SERVICES - 1.7%
2,125	Dresser-Rand Group, Inc. *		90,206
3,550	Superior Energy Services, Inc. *		125,386
			215,592
	PACKAGING & CONTAINERS - 4.5%
9,425	Crown Holdings, Inc. *		334,305
9,825	Packaging Corp. of America		249,064
			583,369
	PHARMACEUTICALS - 2.6%
2,678	Valient Pharmaceuticals International, Inc.		120,474
12,875	Warner Chilcott PLC		219,648
			340,122
	PIPELINES - 0.9%
6,075	El Paso Corp.		116,276

	REITS - 5.3%
9,475	Apartment Investment & Management Co.		251,751
15,098	Host Hotels & Resorts, Inc.		178,609
7,625	Kimco Realty Corp.		134,963
1,700	SL Green Realty Corp.		122,808
			688,131
	RETAIL - 6.0%
5,950	Big Lots, Inc. *		201,705
4,275	Dollar General Corp. *		156,465
8,000	Ezcorp, Inc. *		268,400
2,275	PVH Corp.		151,652
			778,222

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MID CAPITALIZATION PORTFOLIO(Continued)
August 31, 2011

Shares			Value
	SEMICONDUCTORS - 4.6%
4,950	Altera Corp.		$ 180,131
6,550	Avago Technologies, Ltd.		216,871
8,825	Skyworks Solutions, Inc. *		182,060
			579,062
	SOFTWARE - 7.7%
3,600	Adobe Systems, Inc. *		90,864
5,450	Allscripts Healtgcare Solutions, Inc. *		97,855
4,500	Broadbridge Financial Solutions, Inc.		93,690
2,525	Fiserv, Inc. *		140,971
2,800	Intuit, Inc. *		138,124
14,025	Nuance Communications, Inc. *		260,304
9,475	Parametric Technology Corp. *		170,550
			992,358
	TOYS/GAMES/HOBBIES - 1.6%
5,350	Hasbro, Inc.		207,259

	TOTAL COMMON STOCK (Cost - $11,262,398)		12,314,363

	SHORT-TERM INVESTMENTS - 4.5%
576,067	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $576,067)		576,067

	COLLATERAL FOR SECURITIES LOANED - 1.6%
210,587	BNY Mellon Overnight Government Fund, to yield 0.09%, 9/1/11
	(Cost - $210,587)		210,587

	TOTAL INVESTMENTS - 101.7% (Cost - $12,049,052) (a)		$ 13,101,017

	OTHER ASSETS AND LIABILITIES - (1.7) %		(223,094)

	TOTAL NET ASSETS - 100.0%		$ 12,877,923

	* Non-income producing securities.
	ADR - American Depositary Receipt
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,127,777
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,717,217
		Unrealized depreciation:	(743,977)
		Net unrealized appreciation:	$ 973,240

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 94.7%
	AEROSPACE/DEFENSE - 2.0%
9,000	AAR Corp.		$ 212,310

	APPAREL - 3.6%
6,400	Carter's, Inc. *		197,952
6,900	Hanesbrands, Inc. *		197,064
			395,016
	BANKS - 7.4%
9,500	First Midwest Bancorp, Inc.		83,410
6,600	MB Financial, Inc.		107,580
17,900	National Penn Bancshares, Inc.		129,775
5,400	Prosperity Bancshares, Inc.		204,390
9,700	Trustmark Corp.		208,550
7,600	Umpqua Holding Corp.		74,252
			807,957
	CHEMICALS - 2.0%
10,500	RPM International, Inc.		218,820

	COMMERCIAL SERVICES - 3.0%
3,500	MAXIMUS, Inc.		129,465
3,400	Towers Watson & Co.		200,566
			330,031
	DISTRIBUTION/WHOLESALE - 2.1%
7,700	Owens & Minor, Inc.		226,688

	ELECTRIC - 7.7%
8,900	Cleco Corp.		316,217
10,500	Portland General Electric Co.		253,260
10,000	Westar Energy, Inc.		266,500
			835,977
	ELECTRICAL COMPONENTS & EQUIPMENT - 1.2%
4,200	General Cable Corp. *		126,630

	ENGINEERING & CONSTRUCTION - 2.1%
2,500	Chicago Bridge & Iron Co.		89,375
6,000	EMCOR Group, Inc. *		137,460
			226,835
	ENVIRONMENTAL CONTROL - 2.2%
15,000	Calgon Carbon Corp. *		237,300

	FOOD - 4.3%
4,900	J&J Snack Foods Corp.		247,989
3,600	Lancaster Colony Corp.		218,232
			466,221
	HEALTHCARE-PRODUCTS - 4.2%
4,500	Teleflex, Inc.		258,840
5,000	West Pharmaceutical Services, Inc.		200,600
			459,440
	HEALTHCARE-SERVICES - 1.7%
3,700	Magellan Health Services, Inc. *		184,519

	INSURANCE - 4.6%
7,200	Argo Group International Holdings, Ltd.		198,072
6,900	Aspen Insurance Holdings, Ltd.		165,669
7,200	Protective Life Corp.		136,728
			500,469
	MACHINERY-DIVERSIFIED - 1.3%
2,300	Wabtec Corp.		140,047

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	MISCELLANEOUS MANUFACTURING - 9.3%
4,150	AO Smith Corp.		$ 163,054
5,000	Aptargroup, Inc.		252,400
11,500	Barnes Group, Inc.		264,730
7,800	Brink's Co. (The)		200,460
3,100	Crane Co.		130,975
			1,011,619
	OIL & GAS - 4.7%
6,800	Gulfport Energy Corp. *		196,520
8,800	Stone Energy Corp. *		232,408
13,700	Vaalco Energy, Inc. *		87,269
			516,197
	OIL & GAS SERVICES - 2.0%
2,300	Hornbeck Offshore Services, Inc. *		56,074
2,400	Oil States International, Inc. *		158,592
			214,666
	REITS - 6.4%
8,600	LaSalle Hotel Properties		161,680
6,100	Pebblebrook Hotel Trust		98,027
10,700	Senior Housing Properties Trust		254,553
6,500	Tanger Factory Outlet Centers		182,845
			697,105
	RETAIL - 6.6%
3,700	BJ's Wholesale Club, Inc. *		188,034
2,100	Buckle, Inc. (The) +		82,740
4,100	Childrens Place Retail Stores, Inc. (The) * +		175,972
3,100	Dick's Sporting Goods, Inc. *		108,903
7,900	Finish Line, Inc. (The)		158,790
			714,439
	SAVINGS & LOANS - 4.1%
14,000	Astoria Financial Corp.		142,940
13,600	First Niagara Financial Group, Inc.		146,336
10,600	Washington Federal, Inc.		159,318
			448,594
	SEMICONDUCTORS - 1.1%
15,400	AXT, Inc. *		119,658

	SOFTWARE - 2.5%
10,400	JDA Software Group, Inc. *		274,664

	TELECOMMUNICATIONS - 3.3%
4,100	GeoEye, Inc. *		148,297
7,400	Netgear, Inc. *		205,793
			354,090
	TRANSPORTATION - 5.3%
7,400	Arkansas Best Corp.		152,810
3,000	Bristow Group, Inc.		131,940
2,500	Genesee & Wyoming, Inc. *		129,850
5,000	Old Dominion Freight Line, Inc. *		160,600
			575,200

	TOTAL COMMON STOCK (Cost - $9,095,494)		10,294,492

	SHORT-TERM INVESTMENTS - 5.0%
544,919	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $544,919)		544,919

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
SMALL CAPITALIZATION PORTFOLIO (Continued)
August 31, 2011

Shares			Value

	COLLATERAL FOR SECURITIES LOANED - 2.4%
264,925	BNY Mellon Overnight Government Fund, to yield 0.09%, 9/1/11
	(Cost - $264,925)		$ 264,925

	TOTAL INVESTMENTS - 102.1% (Cost - $9,905,338) (a)		$ 11,104,336

	OTHER ASSETS AND LIABILITIES - (2.1) %		(234,847)

	TOTAL NET ASSETS - 100.0%		$ 10,869,489

	* Non-income producing securities.
	ADR - American Depositary Receipt
	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $9,925,943 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,567,652
		Unrealized depreciation:	(389,259)
		Net unrealized appreciation:	$ 1,178,393

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 96.9%
	AGRICULTURE - 4.6%
3,460	British American Tobacco PLC		$ 154,217
114,660	China Green Holdings, Ltd.		39,246
2,130	Philip Morris International, Inc.		147,652
			341,115
	APPAREL - 1.5%
169,070	Peak Sport Products Co., Ltd.		66,043
17,260	Yue Yuen Industrial Holdings, Ltd.		47,558
			113,601
	BANKS - 9.3%
963	BNP Paribas		49,668
2,930	BNP Paribas - ADR		75,389
5,840	Credit Suisse Group AG *		167,872
4,830	DBS Group Holdings, Ltd.		53,205
1,460	DBS Group Holdings, Ltd. - ADR		64,371
3,548	Qatar National Bank SAQ		138,667
6,260	Standard Chartered PLC		142,442
			691,614
	BEVERAGES - 0.8%
260,900	Thai Beverage Co., Ltd.		58,547

	BUILDING MATERIALS - 0.9%
3,630	CRH PLC - ADR		65,340

	CHEMICALS - 3.0%
4,230	Industries Qatar QSC		146,078
5,700	Israel Chemical, Ltd.		82,124
			228,202
	COAL - 1.8%
277,560	Shougang Fushan Resources Group, Ltd.		131,657

	COMMERCIAL SERVICES - 2.1%
168,691	Xiamen International Port Co., Ltd.		25,789
205,970	Zhejiang Expressway Co., Ltd.		128,729
			154,518
	COMPUTERS - 2.8%
610	Obic Co., Ltd.		114,953
1,720	Wincor Nixdorf AG		95,851
			210,804
	COSMETICS/PERSONAL CARE - 1.0%
4,060	Shiseido Co., Ltd.		77,823

	DISTRIBUTION/WHOLESALE - 3.7%
5,960	Mitsubishi Corp.		143,539
7,910	Mitsui & Co., Ltd.		135,840
			279,379
	DIVERSIFIED FINANCIAL SERVICES - 3.3%
95,810	China Everbright, Ltd.		139,766
28,590	Man Group PLC		103,706
			243,472
	ELECTRIC - 1.6%
9,440	AES Tiete SA		123,226

	ELECTRONICS - 0.9%
10,660	Venture Corp., Ltd.		66,151

	ENGINEERING & CONSTRUCTION - 3.8%
18,774	Cardno, Ltd.		104,967
32,020	Carillion PLC		178,027
			282,994

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	ENTERTAINMENT - 2.7%
36,730	Ladbrokes PLC		$ 76,181
2,370	Sankyo Co., Ltd.		121,788
			197,969
	FOOD - 2.0%
2,140	Danone		146,461

	HEALTHCARE-PRODUCTS - 0.9%
34,140	Fisher & Paykel Healthcare Corp., Ltd.		65,397

	HOLDING COMPANIES-DIVERSIFIED - 3.2%
54,010	Shanghai Industrial Holdings, Ltd.		177,252
19,350	Tekfen Holding AS		60,025
			237,277
	HOME BUILDERS - 0.7%
4,430	Daiwa House Industry Co., Ltd.		55,092

	HOUSEHOLD PRODUCTS/WARES - 1.5%
2,160	Reckitt Benckiser Group PLC		114,768

	INSURANCE - 2.8%
3,960	AXA Spons - ADR		62,964
730	AXA SA		11,748
2,670	Power Corp. of Canada		64,922
1,420	Vienna Insurance Group AG Wiener Versicherung Gruppe		66,239
			205,873
	INVESTMENT COMPANIES - 1.8%
6,660	Investor AB		131,452

	LODGING - 0.8%
255,610	NagaCorp, Ltd.		61,485

	MACHINERY-DIVERSIFIED - 2.6%
2,610	Alstom SA		120,797
670	Pfeiffer Vacuum Technology AG		72,431
			193,228
	MEDIA - 1.0%
12,040	Television Broadcasts, Ltd.		77,104

	MINING - 6.7%
3,140	Anglo American PLC		130,345
6,580	Impala Platinum Holdings, Ltd.		168,508
10,470	OZ Minerals, Ltd.		133,372
4,050	Sumitomo Metal Mining Co., Ltd.		65,240
			497,465
	OFFICE/BUSINESS EQUIPMENT - 1.4%
1,420	Neopost SA		102,439

	OIL & GAS - 7.6%
337	Bashneft OAO - GDR *		85,935
3,230	Encana Corp.		82,269
4,830	Petroleo Brasileiro SA		128,720
3,830	Royal Dutch Shell PLC		128,340
2,820	Total SA		138,090
			563,354
	OIL & GAS SERVICES - 2.5%
8,890	SBM Offshore NV		185,020

	PHARMACEUTICALS - 4.1%
1,210	Roche Holding AG		52,937
260	Roche Holding AG - ADR		45,575
490	Sanofi-Aventis SA		35,832
2,690	Sanofi-Aventis SA - ADR		98,373
1,820	Santen Pharmaceutical Co., Ltd.		72,450
			305,167

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INTERNATIONAL EQUITY PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	PRIVATE EQUITY - 1.6%
2,130	Eurazeo		$ 121,625

	REAL ESTATE - 0.9%
356,000	Renhe Commercial Holding Co., Ltd.		70,216

	RETAIL - 1.5%
69,920	Game Group PLC		27,312
22,350	Kingfisher PLC		85,823
			113,135
	SEMICONDUCTORS - 1.5%
2,300	Tokyo Electron, Ltd.		110,855

	SOFTWARE - 2.2%
32,470	Playtech, Ltd.		163,500

	TELECOMMUNICATIONS - 2.6%
3,960	Vivendi SA		96,546
3,770	Vodafone Group PLC - ADR		99,301
			195,847
	TRANSPORTATION - 1.8%
8,870	Deutsche Post AG		135,742

	WATER - 1.4%
6,570	Suez Environnement Co.		110,247

	TOTAL COMMON STOCK (Cost - $7,600,267)		7,229,161

	SHORT-TERM INVESTMENTS - 1.9%
140,730	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $140,730)		140,730

	TOTAL INVESTMENTS - 98.8% (Cost - $7,740,997) (a)		$ 7,369,891

	OTHER ASSETS AND LIABILITIES - 1.2%		86,167

	TOTAL NET ASSETS - 100.0%		$ 7,456,058

	* Non-income producing securities.
	ADR - American Depositary Receipt
	GDR - Global Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $7,843,452
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 490,603
		Unrealized depreciation:	(964,164)
		Net unrealized depreciation:	$ (473,561)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 97.9%
	BIOTECHNOLOGY - 12.3%
15,700	Amgen, Inc.		$ 869,858
11,500	Biogen Idec, Inc. *		1,083,300
			1,953,158
	ELECTRONICS - 3.7%
7,400	Waters Corp. *		591,038

	HEALTHCARE-PRODUCTS - 19.1%
4,600	Baxter International, Inc.		257,508
3,500	Becton Dickinson and Co.		284,830
20,300	Boston Scientific Corp. *		137,634
13,800	CareFusion Corp. *		353,418
3,600	Covidien PLC		187,848
3,500	CR Bard, Inc.		333,410
10,800	Johnson & Johnson		710,640
12,000	Medtronic, Inc.		420,840
4,600	Techne Corp.		333,362
			3,019,490
	HEALTHCARE-SERVICES - 10.9%
8,869	Molina Healthcare, Inc. *		170,551
23,600	UnitedHealth Group, Inc.		1,121,472
7,000	WellPoint, Inc.		443,100
			1,735,123
	PHARMACEUTICALS - 51.9%
26,300	AmerisourceBergen Corp.		1,040,954
15,000	AstraZeneca PLC +		711,300
17,700	Cardinal Health, Inc.		752,250
7,318	Corcept Therapeutics, Inc. *		20,710
14,900	Eli Lilly & Co.		558,899
14,700	GlaxoSmithKline PLC		629,601
8,000	McKesson Corp.		639,440
11,000	Novartis AG		643,060
20,000	Par Pharmaceutical Cos., Inc. *		594,600
31,500	Pfizer, Inc.		597,870
50,726	PharMerica Corp. *		747,194
5,100	Sanofi-Synthelabo SA CVR *		5,355
20,208	Sanofi-Synthelabo SA ADR		739,007
2,500	Targacept, Inc. *		40,700
12,300	Teva Pharmaceutical Industries, Ltd.		508,728
			8,229,668

	TOTAL COMMON STOCK (Cost - $13,162,357)		15,528,477

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	SHORT-TERM INVESTMENTS - 1.7%
268,060	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $268,060)		$ 268,060

	TOTAL INVESTMENTS - 99.6% (Cost - $13,430,417) (a)		$ 15,796,537

	OTHER ASSETS AND LIABILITIES - 0.4%		60,834

	TOTAL NET ASSETS - 100.0%		$ 15,857,371

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $13,536,177
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 3,255,590
		Unrealized depreciation:	(995,230)
		Net unrealized appreciation:	$ 2,260,360

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 95.8%
	AEROSPACE/DEFENSE - 2.0%
26,030	Northrop Grumman Corp.		$ 1,421,759

	BIOTECHNOLOGY - 1.4%
18,740	Illumina, Inc. *		976,354

	COMMERCIAL SERVICES - 3.9%
9,740	Alliance Date Systems Corp. *		909,813
25,757	Verisk Anaytics, Inc. *		897,374
10,117	Visa, Inc		889,082
			2,696,269
	COMPUTERS - 20.0%
27,160	Accenture PLC		1,455,504
10,894	Apple, Inc. *		4,192,338
21,930	Cognizant Technology Solutions Corp. *		1,391,458
74,350	Dell, Inc. *		1,105,213
37,589	EMC Corp. *		849,135
36,850	Fortinet, Inc. *		704,940
7,080	International Business Machines Corp.		1,217,123
33,350	Lexmark International, Inc. *		1,065,866
84,800	Seagate Technology PLC		981,984
34,100	Western Digital Corp. *		1,005,609
			13,969,170
	DISTRIBUTION/WHOLESALE - 0.5%
11,888	Scansource, Inc. *		367,934

	ELECTRONICS - 1.5%
26,700	Itron, Inc. *		1,063,194

	INTERNET - 15.3%
12,009	Amazon.com, Inc. *		2,585,418
9,251	Ancestry.com, Inc. *		330,353
10,089	Baidu, Inc. ADR *		1,470,774
30,178	eBay, Inc. *		931,595
7,004	LinkedIn Corp. *		589,176
17,181	MercadoLibre, Inc.		1,157,656
2,477	Netflix, Inc *		582,120
6,199	OpenTable, Inc. *		378,077
1,603	Priceline.com, Inc. *		861,228
10,981	Rackspace Hosting, Inc. *		401,465
83,800	Symantec Corp. *		1,437,170
			10,725,032
	MACHINERY-DIVERSIFIED - 1.0%
12,200	Molycorp, Inc. *		689,544

	SEMICONDUCTORS - 13.4%
10,124	Altera Corp.		368,412
124,800	Applied materials, Inc.		1,412,736
14,321	Broadcom Corp. *		510,544
28,937	Cirrus Logic, Inc. *		439,264
85,204	Integrated Device Technology, Inc. *		482,255
102,014	Intel Corp.		2,053,542
33,920	KLA- Tencor Corp.		1,244,186
52,900	Marvell Technology Group, Ltd. *		695,635
12,604	Mellanox Technologies, Ltd. *		371,188
24,000	Texas Instruments, Inc.		629,040
37,030	Xilinx, Inc.		1,153,114
			9,359,916

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	SOFTWARE - 21.2%
36,670	BMC Software, Inc. *		$ 1,489,169
19,048	Broadridge Financial Solutions, Inc.		396,579
52,000	CA, Inc.		1,091,480
4,785	Cerner Corp. *		315,619
19,790	Check Point Software Technologies, Ltd. *		1,077,368
45,472	Compuware Corp. *		384,693
131,172	Microsoft Corp.		3,489,175
67,679	Oracle Corp.		1,899,749
23,487	Red Hat, Inc. *		928,676
10,350	Salesforce.com, Inc. *		1,332,562
26,164	VMware, Inc. *		2,468,835
			14,873,905
	TELECOMMUNICATIONS - 15.6%
36,770	Amdocs, Ltd. *		1,010,072
14,634	American Tower Corp. *		788,187
38,112	AT&T Inc		1,085,430
100,700	Cisco Systems, Inc.		1,578,976
138,045	Corning, Inc.		2,074,816
19,951	Polycom, Inc. *		474,835
76,482	QUALCOMM, Inc.		3,935,764
			10,948,080

	TOTAL COMMON STOCK (Cost - $68,249,123)		67,091,157

	SHORT-TERM INVESTMENTS - 4.1%
2,886,477	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $2,886,477)		2,886,477

	TOTAL INVESTMENTS - 99.9% (Cost - $71,135,600) (a)		$ 69,977,634

	OTHER ASSETS AND LIABILITIES - 0.1%		51,069

	TOTAL NET ASSETS - 100.0%		$ 70,028,703

	* Non-income producing securities.
	ADR - American Depositary Receipt

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $71,989,350
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	2,220,031
		Unrealized depreciation:	(4,231,747)
		Net unrealized depreciation:	(2,011,716)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 98.6%
	CHEMICALS - 8.0%
7,431	Dow Chemical Co. (The)		$ 211,412
7,091	LyondellBasell Industries		245,703
			457,115
	COAL - 4.4%
5,475	Consol Energy, Inc.		249,989

	ELECTRIC - 3.3%
12,939	Calpine Corp. *		190,591

	ENGINEERING & CONSTRUCTION - 1.1%
2,564	Foster Wheeler AG *		62,946

	FOREST PRODUCTS & PAPER - 2.5%
8,217	AbitibiBowater, Inc. *		139,607

	IRON/STEEL - 6.1%
6,355	APERAM		117,168
2,825	Cliffs Natural Resources, Inc.		234,051
			351,219
	MINING - 4.0%
4,888	Freeport-McMoRan Copper & Gold, Inc.		230,420

	OIL & GAS - 34.8%
3,593	Anadarko Petroleum Corp.		264,984
12,253	BG Group PLC		265,461
2,660	Chevron Corp.		263,101
10,742	Cobalt International Energy, Inc. *		103,875
3,382	Hess Corp.		200,688
2,777	Marathon Oil Corp.		74,757
1,601	Noble Energy, Inc.		141,464
6,398	Plains Exploration & Production Co. *		188,165
2,183	Royal Dutch Shell PLC		146,370
3,267	SM Energy Co.		249,926
1,642	Transocean, Ltd.		91,985
			1,990,776
	OIL & GAS SERVICES - 27.3%
3,569	Baker Hughes, Inc.		218,102
4,819	Cameron International Corp. *		250,395
5,072	Halliburton Co.		225,045
28,833	Newpark Resources, Inc. *		238,737
18,638	Petroleum Geo-Services ASA *		235,474
3,104	Schlumberger, Ltd.		242,484
9,060	Tesco Corp. *		151,302
			1,561,539
	PIPELINES - 7.1%
13,962	El Paso Corp.		267,233
6,091	SemGroup Corp. *		139,667
			406,900

	TOTAL COMMON STOCK (Cost - $4,516,378)		5,641,102

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	SHORT-TERM INVESTMENTS - 1.7%
97,369	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $97,369)		$ 97,369

	TOTAL INVESTMENTS - 100.3% (Cost - $4,613,747) (a)		$ 5,738,471

	OTHER ASSETS AND LIABILITIES - (0.3) %		(16,830)

	TOTAL NET ASSETS - 100.0%		$ 5,721,641

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,616,553
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,452,574
		Unrealized depreciation:	(330,656)
		Net unrealized appreciation:	$ 1,121,918

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 95.1%
	BANKS - 39.5%
6,409	Bank of America Corp.		$ 52,362
1,567	Citigroup, Inc.		48,655
1,439	Comerica, Inc.		36,824
4,483	Fifth Third Bancorp		47,609
907	First Financial Bancorp		14,485
340	Goldman Sachs Group, Inc. (The)		39,515
1,563	JPMorgan Chase & Co.		58,706
732	M&T Bank Corp.		55,683
1,114	PNC Financial Services Group, Inc.		55,856
1,997	Standard Chartered PLC		45,474
1,237	State Street Corp.		43,938
2,130	US Bancorp		49,437
2,230	Wells Fargo & Co.		58,203
			606,747
	DIVERSIFIED FINANCIAL SERVICES - 24.5%
464	Affiliated Managers Group, Inc. *		40,442
965	American Express Co.		47,971
1,009	Ameriprise Financial, Inc.		46,111
369	BlackRock, Inc. - Cl. A		60,793
2,225	Charles Schwab Corp. (The)		27,434
178	CME Group, Inc.		47,547
1,474	Discover Financial Services		37,086
580	Franklin Resources, Inc.		69,554
			376,938
	INSURANCE - 22.0%
1,124	ACE, Ltd.		72,588
424	Berkshire Hathaway, Inc. *		30,952
1,890	MetLife, Inc.		63,504
977	Prudential Financial, Inc.		49,055
1,059	Travelers Cos., Inc. (The)		53,437
2,887	Unum Group		67,960
			337,496
	REAL ESTATE - 1.7%
1,730	CB Richard Ellis Group, Inc. *		26,227

	REITS - 7.4%
812	Alexandria Real Estate Equities, Inc.		59,121
918	Digital Realty Trust, Inc.		54,851
			113,972

	TOTAL COMMON STOCK (Cost - $1,507,971)		1,461,380

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	SHORT-TERM INVESTMENTS - 2.9%
44,838	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $44,838)		$ 44,838

	TOTAL INVESTMENTS - 98.0% (Cost - $1,552,809) (a)		$ 1,506,218

	OTHER ASSETS AND LIABILITIES - 2.0%		30,925

	TOTAL NET ASSETS - 100.0%		$ 1,537,143

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $1,557,327
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 102,267
		Unrealized depreciation:	(153,376)
		Net unrealized depreciation:	$ (51,109)

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO
August 31, 2011

Principal			Value
	U.S. GOVERNMENT AND AGENCIES - 30.1%
	FEDERAL HOME LOAN MORTGAGE CORPORATION - 8.9%
$ 800,000	5.125%, 10/18/16		$ 949,624

	FEDERAL NATIONAL MORTGAGE ASSOCIATION - 11.2%
700,000	4.125%, 4/15/14		766,612
375,000	5.000%, 4/15/15		432,105
			1,198,717
	U.S. TREASURY NOTES - 4.9%
200,000	4.000%, 11/15/12		209,242
300,000	2.250%, 5/31/14		316,008
			525,250
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 5.1%
500,000	0.625%, 4/15/13 +		546,141

	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost - $2,934,317)		3,219,732

	CORPORATE BONDS AND NOTES - 65.9%
	BANKS - 11.3%
120,000	Bank of America Corp., 5.00%, 5/13/21		117,365
335,000	BB&T Corp., 3.375%, 9/25/13		348,172
390,000	Citigroup, Inc., 5.30%, 10/17/12		403,194
100,000	Goldman Sachs Group, Inc. (The), 0.696%, 3/22/16		89,114
250,000	Morgan Stanley., 5.625%, 1/9/12		253,160
			1,211,005
	CHEMICALS - 3.0%
300,000	Monsanto Co., 7.375%, 8/15/12		318,771

	COMMERCIAL MORTGAGE BACKED SECURITIES - 1.6%
167,459	Citigroup Commercial Mortgage Trust, 5.378%, 10/15/49		171,682

	DIVERSIFIED FINANCIAL SERVICES - 5.5%
478,000	General Electric Capital Corp., 5.50%, 1/8/20		520,432
65,000	National Rural Utilities Cooperative Finance Corp., 4.35%, 11/15/11		65,373
			585,805
	ELECTRIC - 8.5%
200,000	DPL, Inc., 6.875%, 9/1/11		200,000
510,000	NextEra Energy Capital Holdings, Inc., 5.625%, 9/1/11		510,000
200,000	Public Service Electric & Gas Co., 5.125%, 9/1/12		208,004
			918,004
	GAS - 4.8%
400,000	Consolidated Natural Gas Co., 6.250%, 11/1/11		403,456
100,000	Southern California Gas Co., 5.50%, 3/15/14		110,465
			513,921
	HEALTHCARE-PRODUCTS - 6.3%
325,000	CR Bard, Inc., 2.875%, 1/15/16		340,720
300,000	Hospira, Inc., 5.90%, 6/15/14		333,924
			674,644
	INSURANCE - 10.7%
275,000	PartnerRe Finance LLC, 5.50%, 6/1/20		283,973
170,000	Protective Life Corp., 7.375%, 10/15/19		193,409
300,000	Prudential Financial, Inc., 6.00%, 12/1/17		332,154
320,000	WR Berkley Corp., 5.60%, 5/15/15		340,467
			1,150,003
	MISCELLANEOUS MANUFACTURER - 2.7%
240,000	Cooper US, Inc., 6.10%, 7/1/17		290,359

	OIL & GAS SERVICES - 2.7%
220,000	Weatherford International, Ltd., 9.625%, 3/1/19		293,434

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
INVESTMENT QUALITY BOND PORTFOLIO (Continued)
August 31, 2011

Principal			Value
	PHARMACEUTICALS - 2.5%
$ 250,000	Merck & Co., Inc., 5.30%, 12/1/13		$ 274,745

	REITS - 3.3%
325,000	Health Care REIT, Inc., 5.875%, 5/15/15		357,208

	TELECOMMUNICATIONS - 3.0%
300,000	Verizon Global Funding Corp., 7.375%, 9/1/12		318,297

	TOTAL CORPORATE BONDS AND NOTES (Cost - $6,771,009)		7,077,878
Shares
	SHORT-TERM INVESTMENTS - 2.9%
308,368	Milestone Treasury Obligation Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $308,368)		308,368

	COLLATERAL FOR SECURITIES LOANED - 5.1%
558,750	BNY Mellon Overnight Government Fund, to yield 0.09%, 9/1/11
	(Cost - $558,750)		558,750

	TOTAL INVESTMENTS - 104.0% (Cost - $10,572,444) (a)		$ 11,164,728

	OTHER ASSETS AND LIABILITIES - (4.0)%		(436,844)

	TOTAL NET ASSETS - 100.0%		$ 10,727,884

	+ All or a portion of the security is on loan.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $10,572,444 and
	differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 609,784
		Unrealized depreciation:	(17,500)
		Net unrealized appreciation:	$ 592,284

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO
August 31, 2011

Principal		Value
	MUNICIPAL BONDS - 86.9%
	ALASKA - 4.0%
	Education - 4.0%
$ 150,000	City of Anchorage Schools, Series A, 5.00%, 10/1/20	$ 167,660

	CALIFORNIA - 8.8%
	Education - 6.2%
125,000	Alvord Unified School District, Series A, 5.90%, 2/1/20, MBIA	142,827
100,000	Grossmont-Cuyamaca, CA Community College District, Series B, 5.00%, 8/1/23	116,494
		259,321
	General Obligation - 2.6%
100,000	State of California, Variable Purpose, 5.00%, 3/1/21	110,573
		369,894
	CONNECTICUT - 2.5%
	General Obligation - 2.5%
100,000	Wilton, CT, 2.00%, 2/1/15	105,714

	DELAWARE - 3.4%
	General Obligation - 3.4%
135,000	State of Delaware - Series 2009A, 4.00%, 1/1/13	141,088

	FLORIDA - 4.6%
	Education - 2.1%
75,000	Florida State Board of Education, 5.00%, 1/1/18	88,518
	General Obligation - 2.5%
100,000	Tampa, FL Sales Tax Revenue, 4.00%, 10/1/20	105,634
		194,152
	INDIANA - 3.0%
	General Obligation - 3.0%
110,000	State of Indiana Financial Authority, 5.00%, 7/1/19	124,950

	IOWA - 2.5%
	Education - 2.5%
100,000	University of Iowa Revenue, 3.50%, 7/1/22	103,589

	KENTUCKY - 3.7%
	Education - 3.7%
150,000	Mercer County School District Finance Corp. School Building Revenue, 4.125%, 5/1/23	153,297

	LOUISIANA - 4.0%
	General Obligation - 4.0%
140,000	State of Louisiana Unref Bal- Ser, 5.00%, 9/1/19	168,442

	MICHIGAN - 2.5%
	Education - 2.5%
100,000	Ann Arbor School District, 5.00%, 5/1/20	105,947

	MAINE - 3.4%
	Education - 3.4%
140,000	University of Maine System Revenue, 4.50%, 3/1/26	144,070

	MINNESOTA - 2.4%
	Education - 2.4%
100,000	St. Paul Independent School District, 5.00%, 2/1/12	101,807

	MISSOURI - 3.5%
	Education - 3.5%
130,000	Kirksville R-III School District, 5.00%, 3/1/20	150,116

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2011

Principal		Value
	NEW JERSEY - 4.5%
	General Obligation - 3.2%
$ 125,000	Passaic, NJ, 3.25%, 8/1/18	$ 132,778
	Housing - 1.3%
50,000	New Jersey Economic Development Authority, 4.00%, 9/1/16, MBIA	54,265
		187,043
	NEW YORK - 11.5%
	Education - 4.1%
130,000	Dunkirk City School, 3.50%, 6/15/23	131,087
40,000	Yorktown Central School District, 2.00%, 3/1/13	40,616
		171,703
	General Obligation - 7.4%
100,000	Erie County Industrial Development Agency, 5.00%, 5/1/19 MN1	115,410
25,000	New York NY Ser I-FSA-CR, 5.00%, 12/1/13	27,324
40,000	NY State Dormitory Authority, 5.00%, 12/15/16	47,550
110,000	NY State Environmental Facilities Corp, 5.25%, 6/15/13	118,645
		308,929
		480,632
	NORTH CAROLINA - 6.2%
	General Obligation - 2.4%
100,000	Mecklenburg County, Series B, 4.50%, 2/1/18	101,629
	Water/Sewer - 3.8%
150,000	Wilmington, NC Water & Sewer System Revenue, 5.00%, 6/1/23	161,220
		262,849
	NORTH DAKOTA - 1.1%
	General Obligation - 1.1%
40,000	City of Fargo, 4.25%, 5/1/16	45,118

	SOUTH DAKOTA - 2.7%
	General Obligation - 2.7%
35,000	Heartland Consumers Power District Electric, Revenue - Escrowed to Maturity, 6.00%, 1/1/17, FSA	38,001
65,000	Heartland Consumers Power District Electric, Revenue - Unrefunded Portion, 6.00%, 1/1/17, FSA	75,224
		113,225
	TEXAS - 6.4%
	General Obligation - 2.7%
100,000	San Antonio, TX Electric & Gas, Revenue, 4.00%, 2/1/16	112,118
	Water/Sewer - 3.7%
150,000	State Water Assistance, Series A, 4.50%, 8/1/22	154,029
		266,147
	UTAH - 3.0%
	General Obligation - 3.0%
120,000	Salt Lake County Utah, 3.00%, 12/15/20	127,133

	WEST VIRGINIA - 3.2%
	Housing - 3.2%
130,000	West Virginia Economic Development Authority - Series A, 4.00%, 6/15/26, MBIA	132,844

	TOTAL MUNICIPAL BONDS (Cost - $3,547,129)	3,645,717
Shares
	SHORT-TERM INVESTMENTS - 11.7%
491,652	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $491,652)	491,652

	TOTAL INVESTMENTS - 98.6% (Cost - $4,038,781) (a)	$ 4,137,369

	OTHER ASSETS AND LIABILITIES - 1.4%	59,126

	TOTAL NET ASSETS - 100.0%	$ 4,196,495

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
MUNICIPAL BOND PORTFOLIO (Continued)
August 31, 2011

AMBAC	Insured by AMBAC Indemnity Corporation
FSA	Insured by Federal Security Assurance
MBIA	Insured by Municipal Bond Insurance Association

(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 103,010
	Unrealized depreciation:	(4,422)
	Net unrealized appreciation:	$ 98,588

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
U.S. GOVERNMENT MONEY MARKET PORTFOLIO
August 31, 2011

Principal		Value
	U.S. GOVERNMENT AGENCIES - 22.6%
	UNITED STATES TREASURY BILLS - 12.9%
$ 2,000,000	To yield 0.24%, 9/22/11
	(Cost - $1,999,720)	$ 1,999,720
	UNITED STATES TREASURY NOTE - 9.7%
1,500,000	To yield 0.245%, 1/31/12
	(Cost - $1,503,920)	1,503,920

	TOTAL U.S GOV'T AGENCIES (Cost $3,503,640)	3,503,640

	REPURCHASE AGREEMENT - 77.6%
12,043,000	Merryl Lynch Repo, 0.03%, due 9/1/11 with a full maturity value of $12,043,010
	(Fully collateralized by $12,043,079 U.S. Treasury Note, 0.5%, due 5/31/13
	with a full maturity value of $12,268,602)
	(Cost - $12,043,000)	12,043,000

	TOTAL INVESTMENTS - 100.2% (Cost - $15,546,640) (a)	$ 15,546,640

	OTHER ASSETS AND LIABILITIES - (0.2) %	(20,793)

	TOTAL NET ASSETS - 100.0%	$ 15,525,847

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO
August 31, 2011

Shares		Value
	COMMON STOCK - 1.7%
	COMPUTERS - 0.3%
401	Infosys Technologies, Ltd. - ADR	$ 20,700

	MINING - 0.4%
785	Vale SA	22,169

	OIL & GAS - 0.3%
1,698	OAO Gazprom	21,140

	SEMICONDUCTORS - 0.3%
1,823	Taiwan Semiconductor Mft.	21,821

	TELECOMMUNICATIONS - 0.4%
954	America Movil	24,384

	TOTAL COMMON STOCK (Cost - $124,998)	110,214

	EXCHANGE TRADED FUNDS - 4.4%
	COMMODITY FUNDS - 2.5%
1,151	iShares JP Morgan EM Bond Fund	127,957
188	SPDR Gold Trust +	33,398
		161,355
	DEBT FUNDS - 1.9%
2,496	iPath Dow Jones-UBS Commodity Index Total Return *	123,477

	TOTAL EXCHANGE TRADED FUNDS (Cost - $280,339)	284,832

Principal
	MUNICIPAL BONDS - 8.0%
	GENERAL OBLIGATION - 8.0%
$ 100,000	Ceagro Agricola, 10.75%, 6/16/16 (a)	96,750
250,000	East Lane RE Ltd, 5.76%, 3/14/14 (a)	246,775
100,000	Petroleos De Venezuela SA, 8.5%, 11/2/17	70,100
100,000	WPE International Coorperatief USA, 10.375%, 9/20/20 (a)	101,000
	TOTAL MUNICIPAL BONDS (Cost - $530,732)	514,625

	U.S. GOVERNMENT - 17.4%
	U.S. TREASURY INFLATION PROTECTION SECURITIES - 17.4%
100,000	1.125%, 1/15/21 *	113,045
700,000	0.125%, 4/15/16 *	746,984
200,000	2.125%, 2/15/41 *	254,400
	TOTAL U.S. GOVERNMENT (Cost - $1,316,542)	1,114,429

Contracts	PURCHASED FUTURES OPTIONS - 0.2%
3	Euro FX, March, 2012, Put $1.30	6,750
2	S&P 500 E MINI, Oct 2011, Put $1,150	2,950
1	NASDAQ 100 E MINI, Dec 2011, Put $2,200	2,350
	TOTAL PURCHASED FUTURES OPTIONS (Cost - $10,072)	12,050

Shares
	SHORT-TERM INVESTMENTS - 65.9%
3,982,547	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11	3,982,547
250,000	U.S. Treasury Bill, 0.000%, 11/25/11 * ++	250,006
	(Cost - $4,232,547)	4,232,553

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL ENHANCED REAL RETURN PORTFOLIO (Continued)
August 31, 2011

	TOTAL INVESTMENTS - 97.6% (Cost - $6,245,230)(b)	$ 6,268,703

	OTHER ASSETS AND LIABILITIES - 2.4%	153,172

	TOTAL NET ASSETS - 100.0%	$ 6,421,875

Long (Short)
Contracts		Unrealized Gain / (Loss)
	OPEN LONG FUTURES CONTRACTS
7	Mexican Peso maturing September 2011
	(Underlying Face Amount at Value $283,430)	$ (15,050)
1	NASDAQ 100 E-Mini maturing December 2011
	(Underlying Face Amount at Value $44,715)	5,130

	Net Unrealized Loss from Open Long Futures Contracts	$ (9,920)

	OPEN SHORT FUTURES CONTRACTS
(4)	Euro Fx maturing September 2011
	(Underlying Face Amount at Value $719,000)	$ (13,387)
(1)	Japanese Yen maturing September 2011
	(Underlying Face Amount at Value $163,250)	(8,375)
(1)	Nasdaq 100 E-Mini maturing September 2011
	(Underlying Face Amount at Value $44,815)	(1,240)
(1)	US 10 Year Note maturing December 2011
	(Underlying Face Amount at Value $129,031)	336
(1)	US 5 Year Note maturing December 2011
	(Underlying Face Amount at Value $122,547)	227
(4)	US Ultra Bond maturing December 2011
	(Underlying Face Amount at Value $283,430)	7,968

	Net Unrealized Loss from Open Short Futures Contracts	$ (14,471)

	Net Unrealized Loss from Open Futures Contracts	$ (24,391)

	* Non-income producing securities.
	ADR - American Depositary Receipt
	+ All or a portion of this investment is a holding of the James Alpha Cayman Commodity Fund I Ltd.
	++ A portion of this investment is held as collateral for Futures Contracts.

	(a) Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may
	be resold in transactions exempt from registration to qualified institutional buyers. At August 31, 2011,
	these securities amounted to $444,525 or 6.9% of net assets.
	(b) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,247,208
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

	Unrealized appreciation:	$ 53,878
	Unrealized depreciation:	(32,383)
	Net unrealized appreciation:	$ 21,495

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO
August 31, 2011

Shares			Value
	COMMON STOCK - 88.4%
	ASIA PACIFIC - 34.9%
	AUSTRALIA - 5.9%
14,000	CFS Retail Property Trust		$ 26,892
80,000	Westfield Group		696,849
			723,741
	HONG KONG - 14.7%
750,000	Champion REIT		374,615
108,700	China Overseas Land & Investment		230,855
8,270	Hang Lung Properties, Ltd.		30,635
100,000	Hongkong Land Holdings, Ltd.		580,000
72,000	Sino Land Company, Ltd.		110,015
32,950	Sun Hung Kai Properties, Ltd.		464,126
			1,790,246
	JAPAN - 9.9%
58	Kenedix Realty Investment Corp.		206,071
30,000	Mitsubishi Estate Company, Ltd.		491,765
30,000	Mitsui Fudosan Co., Ltd.		502,745
			1,200,581
	SINGAPORE - 4.4%
960	Ascendas Real Estate Investment Trust		1,691
140,000	CapitaCommercial Trust		139,034
43,840	CapitaMall Trust		68,130
300,000	Mapletree Logistics Trust		221,890
90,000	Suntec Real Estate Investment Trust		100,973
			531,718

	TOTAL ASIA PACIFIC (Cost $4,789,341)		4,246,286

	EUROPE - 14.7%
	FRANCE - 6.8%
1,200	Fonciere Des Regions		100,252
1,000	ICADE		101,548
6,641	Klepierre		230,772
1,800	Unibail-Rodamco SE		390,334
			822,906
	GERMANY - 4.1%
37,000	Alstria Office REIT-AG		498,306

	SWEDEN - 2.5%
21,000	Castellum AB		303,696

	UNITED KINGDOM - 1.3%
8,000	British Land Co. PLC		70,135
2,800	Great Portland Estates PLC		16,468
10,000	Hammerson PLC		66,377
			152,980

	TOTAL EUROPE (Cost $1,794,279)		1,777,888

See accompanying notes to financial statements.

SCHEDULES OF INVESTMENTS
JAMES ALPHA GLOBAL REAL ESTATE INVESTMENTS PORTFOLIO (Continued)
August 31, 2011

Shares			Value
	NORTH AMERICA - 38.8%
	UNITED STATES - 38.8%
1,000	Alexandria Real Estate Equities, Inc.		$ 72,810
6,500	American Campus Communities, Inc.		253,565
19,000	Ashford Hospitality Trust, Inc.		153,900
3,500	AvalonBay Communities, Inc.		477,330
1,000	BRE Properties, Inc.		50,260
18,041	Campus Crest Communities, Inc.		213,245
17,500	Coresite Realty Corp.		281,750
11,000	Digital Realty Trust, Inc.		657,250
8,800	Extra Space Storage, Inc.		189,200
38,000	Forest City Enterprises *		505,020
2,000	Health Care REIT, Inc.		101,920
44,000	Hersha Hospitality Trust		163,240
24,900	Pebblebrook Hotel Trust		400,143
12,500	Post Properties, Inc.		522,500
23,624	Sabra Health Care REIT, Inc.		276,046
8,000	Tanger Factory Outlet Centers		225,040
3,000	Taubman Centers, Inc.		172,890
	TOTAL NORTH AMERICA (Cost $5,227,412)		4,716,109

	TOTAL COMMON STOCK (Cost $11,811,032)		10,740,283

	SHORT-TERM INVESTMENTS - 2.3%
284,456	Milestone Treasury Obligations Portfolio, Institutional Class, to yield 0.01%, 9/1/11
	(Cost - $284,456)		284,456

	TOTAL INVESTMENTS - 90.7% (Cost - $12,095,488)		$ 11,024,739

	OTHER ASSETS AND LIABILITIES - 9.3%		1,130,470

	TOTAL NET ASSETS - 100.0%		$ 12,155,209

	* Non-income producing securities.

	(a) Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $12,095,488
	and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 218,432
		Unrealized depreciation:	(1,289,181)
		Net unrealized depreciation:	$ (1,070,749)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2011

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 18,942,328	$ 25,923,742	$ 12,049,052	$ 9,905,338	$ 7,740,997
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 18,841,436	$ 24,385,579	$ 13,101,017	$ 11,104,336	$ 7,369,891
Receivable for securities sold	-	-	34,602	-	143,369
Receivable for fund shares sold	19,372	16,901	11,567	8,411	6,445
Interest and dividends receivable	14,014	33,307	10,389	9,849	33,930
Prepaid expenses and other assets	18,288	24,587	25,873	42,314	30,740
Total Assets	18,893,110	24,460,374	13,183,448	11,164,910	7,584,375

Liabilities:
Securities lending collateral	-	758,152	210,587	264,925	-
Payable for securities purchased	662,833	-	28,048	-	104,799
Payable for fund shares redeemed	34,877	38,074	28,359	4,315	-
Payable to manager	10,649	13,623	8,655	6,290	5,093
Administration fees payable	6,521	10,307	5,127	3,988	1,688
Custody fees payable	2,201	4,115	9,782	2,432	7,101
Compliance officer fees payable	1,604	2,679	1,037	1,245	1,669
Payable for distribution (12b-1) fees	-	3,296	1,083	405	342
Accrued expenses and other liabilities	19,095	26,662	12,847	11,821	7,625
Total Liabilities	737,780	856,908	305,525	295,421	128,317

Net Assets	$ 18,155,330	$ 23,603,466	$ 12,877,923	$ 10,869,489	$ 7,456,058

Net Assets:
Par value of shares of beneficial interest	$ 15,192	$ 13,014	$ 13,690	$ 14,061	$ 7,451
Paid in capital	30,968,149	29,559,995	13,149,802	9,918,434	10,097,574
Undistributed net investment income (loss)	-	-	-	-	81,625
Accumulated net realized gain
(loss) on investments	(12,727,119)	(4,431,380)	(1,337,534)	(262,004)	(2,359,668)
Net unrealized appreciation
(depreciation) on investments	(100,892)	(1,538,163)	1,051,965	1,198,998	(370,924)
Net Assets	$ 18,155,330	$ 23,603,466	$ 12,877,923	$ 10,869,489	$ 7,456,058

Net Asset Value Per Share
Class I
Net Assets	$ 17,297,293	$ 22,202,155	$ 9,826,864	$ 10,326,758	$ 7,126,000
Shares of beneficial interest outstanding	1,439,636	1,215,717	1,030,551	1,317,345	709,472
Net asset value/offering price (a)	$ 12.02	$ 18.26	$ 9.54	$ 7.84	$ 10.04

Class A
Net Assets	$ 88,390	$ 172,856	$ 2,669,697	$ 29,325	$ 27,141
Shares of beneficial interest outstanding	7,471	9,655	293,344	3,827	2,703
Net asset value (a)	$ 11.83	$ 17.90	$ 9.10	$ 7.66	$ 10.04
Offering price per share	$ 12.55	$ 18.99	$ 9.66	$ 8.13	$ 10.65
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 38,918	$ 38,484	$ 44,804	$ 29,007	$ 18,042
Shares of beneficial interest outstanding	3,643	2,385	5,290	4,826	1,946
Net asset value/offering price (b)	$ 10.68	$ 16.14	$ 8.47	$ 6.01	$ 9.27

Class C
Net Assets	$ 730,729	$ 1,189,971	$ 336,558	$ 484,399	$ 284,875
Shares of beneficial interest outstanding	68,437	73,595	39,857	80,079	30,947
Net asset value/offering price (b)	$ 10.68	$ 16.17	$ 8.44	$ 6.05	$ 9.21

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b)	Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2011

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 13,430,417	$ 71,135,600	$ 4,613,747	$ 1,552,809	$ 10,572,444
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 15,796,537	$ 69,977,634	$ 5,738,471	$ 1,506,218	$ 11,164,728
Cash	-	29	-	-	-
Receivable for securities sold	-	105,113	-	-	-
Receivable for fund shares sold	13,453	46,509	339	286	9,583
Receivable from manager	-	-	-	7,533	-
Interest and dividends receivable	55,615	120,906	10,432	2,548	154,253
Prepaid expenses and other assets	28,473	96,609	30,399	26,827	22,675
Total Assets	15,894,078	70,346,800	5,779,641	1,543,412	11,351,239

Liabilities:
Securities lending collateral	-	-	-	-	558,750
Payable for securities purchased	-	-	37,934	-	-
Payable for fund shares redeemed	3,000	102,091	-	-	37,324
Payable to manager	17,212	83,456	6,479	-	5,023
Administration fees payable	4,162	21,467	1,793	1,327	3,266
Custody fees payable	2,667	9,843	2,895	2,211	1,094
Compliance officer fees payable	1,096	5,750	632	196	2,233
Payable for distribution (12b-1) fees	-	20,960	838	75	-
Dividends payable	-	-	-	-	867
Accrued expenses and other liabilities	8,570	74,530	7,429	2,460	14,798
Total Liabilities	36,707	318,097	58,000	6,269	623,355

Net Assets	$ 15,857,371	$ 70,028,703	$ 5,721,641	$ 1,537,143	$ 10,727,884

Net Assets:
Par value of shares of beneficial interest	$ 8,593	$ 55,069	$ 4,041	$ 2,755	$ 10,476
Paid in capital	15,273,481	69,277,793	6,453,346	2,897,857	9,964,554
Undistributed net investment income (loss)	-	-	1,596	-	-
Accumulated net realized gain
(loss) on investments	(1,790,342)	1,853,807	(1,862,116)	(1,316,956)	160,570
Net unrealized appreciation
(depreciation) on investments	2,365,639	(1,157,966)	1,124,774	(46,513)	592,284
Net Assets	$ 15,857,371	$ 70,028,703	$ 5,721,641	$ 1,537,143	$ 10,727,884

Net Asset Value Per Share
Class I
Net Assets	$ 8,459,806	$ 33,008,875	$ 3,619,925	$ 1,284,142	$ 10,052,073
Shares of beneficial interest outstanding	447,364	2,528,460	247,622	228,201	981,695
Net asset value/offering price (a)	$ 18.91	$ 13.05	$ 14.62	$ 5.63	$ 10.24

Class A
Net Assets	$ 5,435,143	$ 30,919,645	$ 1,801,586	$ 219,385	$ 103,379
Shares of beneficial interest outstanding	296,750	2,452,592	131,024	40,561	10,086
Net asset value (a)	$ 18.32	$ 12.61	$ 13.75	$ 5.41	$ 10.25
Offering price per share	$ 19.44	$ 13.38	$ 14.59	$ 5.74	$ 10.88
(maximum sales charge of 5.75%)

Class B
Net Assets	$ 144,692	$ 125,811	$ 45,588	$ 3,851	$ 14,314
Shares of beneficial interest outstanding	8,525	10,975	3,840	774	1,396
Net asset value/offering price (b)	$ 16.97	$ 11.46	$ 11.87	$ 4.98	$ 10.25

Class C
Net Assets	$ 1,817,730	$ 5,974,372	$ 254,542	$ 29,765	$ 558,118
Shares of beneficial interest outstanding	106,689	514,846	21,596	5,991	54,420
Net asset value/offering price (b)	$ 17.04	$ 11.60	$ 11.79	$ 4.97	$ 10.26

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b)	Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

August 31, 2011

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio (c)	Portfolio
Assets:
Investments, at cost (including collateral on
loaned securities) (Note 5)	$ 4,038,781	$ 15,546,640	$ 6,245,230	$ 12,095,488
Investments, at value (including collateral on
loaned securities) (Note 5)	$ 4,137,369	$ 15,546,640	$ 6,268,703	$ 11,024,739
Cash	-	520	48,904	671
Foreign currency, at value (cost $ -, -, -, 229,088)	-	-	-	231,211
Deposit with broker	-	-	87,443	-
Receivable for securities sold	-	-	-	699,020
Receivable for fund shares sold	-	24,580	-	57,304
Interest and dividends receivable	39,248	1,151	14,633	24,402
Receivable from manager	-	2,157	13,881	162,864
Prepaid expenses and other assets	30,046	33,303	58	16,074
Total Assets	4,206,663	15,608,351	6,433,622	12,216,285

Liabilities:
Payable for securities purchased	-	-	-	-
Payable for fund shares redeemed	2,840	57,857	-	-
Payable to manager	1,985	-	-	-
Supervisory fees payable	-	-	1,377	1,298
Custody fees payable	584	4,577	3,096	1,358
Compliance officer fees payable	325	827	197	1,162
Administration fees payable	300	966	1,031	4,870
Payable for distribution (12b-1) fees	-	-	44	-
Dividends payable	41	1	-	-
Accrued expenses and other liabilities	4,093	18,276	6,002	52,388
Total Liabilities	10,168	82,504	11,747	61,076

Net Assets	$ 4,196,495	$ 15,525,847	$ 6,421,875	$ 12,155,209

Net Assets:
Par value of shares of beneficial interest	$ 4,223	$ 155,432	$ 6,250	$ 6,354
Paid in capital	4,159,760	15,371,166	6,324,838	13,311,339
Undistributed net investment income (loss)	-	-	33,239	(338,426)
Accumulated net realized gain
(loss) on investments	(66,076)	(751)	58,568	246,975
Net unrealized appreciation
(depreciation) on investments	98,588	-	(1,020)	(1,071,033)
Net Assets	$ 4,196,495	$ 15,525,847	$ 6,421,875	$ 12,155,209

Net Asset Value Per Share
Class I
Net Assets	$ 3,585,008	$ 15,061,199	$ 6,105,262	$ 549
Shares of beneficial interest outstanding	360,837	15,079,022	594,151	29
Net asset value/offering price (a)	$ 9.94	$ 1.00	$ 10.28	$ 19.11

Class A
Net Assets	$ 259,845	$ 128,792	$ 316,613	$ 12,154,660
Shares of beneficial interest outstanding	26,140	128,798	30,806	635,413
Net asset value (a)	$ 9.94	$ 1.00	$ 10.28	$ 19.13
Offering price per share	$ 10.55	$ 1.06	$ 10.91	$ 20.30
(maximum sales charge of 5.75%)

Class B	$ 2,367	$ 12,415	$ -	$ -
Net Assets	234	12,415	-	-
Shares of beneficial interest outstanding	$ 10.10	$ 1.00	-	-
Net asset value/offering price (b)

Class C	$ 349,275	$ 323,441	$ -	$ -
Net Assets	35,065	322,959	-	-
Shares of beneficial interest outstanding	$ 9.96	$ 1.00	$ -	$ -
Net asset value/offering price (b)

(a)	Redemption price per share. Each Portfolio, with the exception of the U.S. Government Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(b)	Redemption price per Class B and C share varies based on length of time shares are held. Each Portfolio, with the exception of the U.S. Government
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.
(c)	Fund commenced operations on February 1, 2011.
Money Market Portfolio, will impose a 2% redemption fee for any redemptions of fund shares occurring within 30 days of purchase.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2011

	Large	Large
	Capitalization	Capitalization	Mid	Small	International
	Value	Growth	Capitalization	Capitalization	Equity
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 39	$ 26	$ 29	$ 57	$ 9
Dividend income	210,511	209,670	177,306	182,350	345,207
Securities lending income	-	1,498	2,754	1,317	-
Other income	-	-	-	-	-
Less: Foreign withholding taxes	(221)	(2,746)	(1,866)	(64)	(26,671)
Total Investment Income	210,329	208,448	178,223	183,660	318,545

Operating Expenses:
Management fees	131,640	178,937	106,511	77,672	65,415
Distribution (12b-1) fees:
Class A Shares	329	3,280	11,181	101	109
Class B Shares	445	407	499	348	205
Class C Shares	8,063	12,219	3,299	5,313	3,355
Administration fees	87,247	120,981	62,895	55,173	64,008
Registration fees	43,873	40,207	30,596	21,626	27,989
Professional fees	18,867	31,667	13,589	16,558	8,556
Custodian fees	11,568	17,284	27,864	8,501	43,203
Trustees' fees	6,646	9,567	4,712	4,037	3,018
Compliance officer fees	6,287	8,660	3,603	4,288	3,205
Printing and postage expense	4,613	1,075	5,901	11,320	10,097
Insurance expense	1,914	3,618	1,311	1,143	1,143
Non 12b-1 shareholder servicing	445	1,337	1,070	445	357
Miscellaneous expenses	9,919	3,946	2,900	3,712	2,511
Total Operating Expenses	331,856	433,185	275,931	210,237	233,171
Less: Expenses waived and/or reimbursed	-	-	-	-	-
Less: Expenses reduced by commission
recapture agreement	(33,301)	(3,152)	(986)	(335)	(1,868)
Net Operating Expenses	298,555	430,033	274,945	209,902	231,303

Net Investment Income (Loss)	(88,226)	(221,585)	(96,722)	(26,242)	87,242

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	2,504,497	10,563,118	1,707,048	801,310	339,087
Net realized gain (loss)	2,504,497	10,563,118	1,707,048	801,310	339,087

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	284,900	(3,978,699)	635,458	727,045	29,643
Net Realized and Unrealized
Gain (Loss) on Investments	2,789,397	6,584,419	2,342,506	1,528,355	368,730

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 2,701,171	$ 6,362,834	$ 2,245,784	$ 1,502,113	$ 455,972

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Year Ended August 31, 2011

					Investment
	Health &	Technology &	Energy & Basic	Financial	Quality
	Biotechnology	Communications	Materials	Services	Bond
	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio

Investment Income:
Interest income	$ 28	$ 329	$ 11	$ 3	$ 467,746
Dividend income	312,476	310,007	68,173	26,409	-
Securities lending income	2,850	37,347	-	-	390
Less: Foreign withholding taxes	(10,224)	(2,339)	(2,601)	(67)	-
Total Investment Income	305,130	345,344	65,583	26,345	468,136

Operating Expenses:
Management fees	200,106	942,261	85,626	21,641	62,867
Distribution (12b-1) fees:
Class A Shares	21,680	130,108	9,399	1,051	379
Class B Shares	1,801	1,940	621	44	150
Class C Shares	18,224	66,385	2,683	336	5,395
Administration fees	71,894	287,135	32,015	12,143	54,164
Registration fees	37,936	53,864	19,626	16,826	31,627
Printing and postage expense	18,398	42,743	7,772	6,773	960
Professional fees	14,490	146,538	7,287	2,050	6,499
Custodian fees	12,501	86,688	13,751	11,152	5,104
Non 12b-1 shareholder servicing	4,565	19,578	891	223	261
Compliance officer fees	4,230	27,172	945	-	4,440
Trustees' fees	3,429	27,488	1,800	-	2,993
Insurance expense	1,544	4,932	636	164	1,227
Miscellaneous expenses	5,292	10,274	3,742	1,873	3,061
Total Operating Expenses	416,090	1,847,106	186,794	74,276	179,127
Less: Expenses waived and/or reimbursed	-	63,614	9,967	(20,904)	-
Less: Expenses reduced by commission
recapture agreement	(2,104)	(3,343)	(868)	(200)	-
Net Operating Expenses	413,986	1,907,377	195,893	53,172	179,127

Net Investment Income (Loss)	(108,856)	(1,562,033)	(130,310)	(26,827)	289,009

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	673,900	5,428,017	721,505	(4,589)	175,612
Net realized gain (loss)	673,900	5,428,017	721,505	(4,589)	175,612

Net change in unrealized appreciation
(depreciation) from Investments
and Foreign currency transactions	2,952,506	(3,917,706)	941,427	1,563	(306,356)
Net Realized and Unrealized
Gain (Loss) on Investments	3,626,406	1,510,311	1,662,932	(3,026)	(130,744)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ 3,517,550	$ (51,722)	$ 1,532,622	$ (29,853)	$ 158,265

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF OPERATIONS

For the Period Ended August 31, 2011

		U.S.	James Alpha	James Alpha
	Municipal	Government	Global Enhanced	Global Real Estate
	Bond	Money Market	Real Return	Investments
	Portfolio	Portfolio	Portfolio (a)	Portfolio

Investment Income:
Interest income	$ 116,430	$ 27,348	$ 44,006	$ 598
Dividend income	-	-	6,516	322,829
Less: Foreign withholding taxes	-	-	(192)	(14,383)
Total Investment Income	116,430	27,348	50,330	309,044

Operating Expenses:
Management fees	22,380	85,977	19,855	86,007
Supervisory Fees			8,877	1,298
Distribution (12b-1) fees:
Class A Shares	868	411	55	-
Class B Shares	23	168	-	-
Class C Shares	3,504	3,645	-	-
Administration fees	21,222	13,855	6,937	46,288
Registration fees	10,001	30,540	150	34,232
Professional fees	4,009	9,500	13,841	186,023
Custodian fees	2,800	13,424	4,126	19,690
Compliance officer fees	1,325	3,175	1,567	2,028
Trustees' fees	1,249	4,816	1,033	12,599
Insurance expense	471	11,901	240	6,205
Non 12b-1 shareholder servicing	38	261	-	17,918
Fund Accounting fees	-	-	-	22,674
Transfer Agency fees	-	-	-	60,789
Printing and postage expense	-	1,785	7,005	15,930
Miscellaneous expenses	1,817	4,708	1,464	2,635
Total Operating Expenses	69,707	184,166	65,150	514,316
Less: Expenses waived and/or reimbursed	(569)	(158,629)	(42,825)	(317,203)
Less: Expenses reduced by commission
recapture agreement	-	-	-	-
Net Operating Expenses	69,138	25,537	22,325	197,113

Net Investment Income (Loss)	47,292	1,811	28,005	111,931

Realized and Unrealized
Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments and Foreign
currency transactions	(25,726)	-	65,425	204,607
Options	-	-	107,528	-
Futures	-	-	(109,151)	-
Net realized gain (loss)	(25,726)	-	63,802	204,607

Net change in unrealized appreciation
(depreciation) from: Investments
Investments and Foreign
currency transactions	(22,229)	-	23,371	(1,131,652)
Futures	-	-	(24,391)	-
Net change in unrealized appreciation
(depreciation) from Investments	(22,229)	-	(1,020)	(1,131,652)
Net Realized and Unrealized
Gain (Loss) on Investments	(47,955)	-	62,782	(927,045)

Net Increase (Decrease) in
Net Assets Resulting
From Operations	$ (663)	$ 1,811	$ 90,787	$ (815,114)

(a) Fund commenced operations on February 1, 2011.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Large Capitalization Value		Large Capitalization Growth		Mid Capitalization
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Operations:
Net investment income (loss)	$ (88,226)	$ (17,364)	$ (221,585)	$ (277,418)	$ (96,722)	$ (95,447)
Net realized gain (loss) on investments	2,504,497	693,632	10,563,118	4,521,278	1,707,048	509,167
Net change in unrealized appreciation
(depreciation) on investments	284,900	(547,565)	(3,978,699)	(803,534)	635,458	(93,416)
Net increase (decrease) in net assets
resulting from operations	2,701,171	128,703	6,362,834	3,440,326	2,245,784	320,304

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	3,733,591	4,376,229	6,703,699	5,036,385	2,693,398	2,820,393
Class A	24,578	18,359	107,064	1,072,332	396,557	76,507
Class B	-	11,999	-	1,825	-	1,881
Class C	64,162	196,736	116,785	100,454	79,308	51,940
Reinvestment of dividends
and distributions
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Redemption fee proceeds
Class I	-	-	206	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(4,498,028)	(5,571,841)	(10,397,894)	(10,002,138)	(3,292,929)	(4,037,569)
Class A	-	(4,396)	(1,298,744)	(11,874)	(309,613)	(278,474)
Class B	(3,792)	(117,620)	(4,310)	(70,270)	(2,803)	(81,000)
Class C	(81,394)	(293,450)	(116,315)	(474,550)	(54,973)	(99,732)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(760,883)	(1,383,984)	(4,889,509)	(4,347,836)	(491,055)	(1,546,054)

Total Increase (Decrease) in Net Assets	1,940,288	(1,255,281)	1,473,325	(907,510)	1,754,729	(1,225,750)

Net Assets:
Beginning of year	16,215,042	17,470,323	22,130,141	23,037,651	11,123,194	12,348,944
End of year*	$ 18,155,330	$ 16,215,042	$ 23,603,466	$ 22,130,141	$ 12,877,923	$ 11,123,194
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small Capitalization		International Equity		Health & Biotechnology
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Operations:
Net investment income (loss)	$ (26,242)	$ (18,279)	$ 87,242	$ 70,586	$ (108,856)	$ (188,828)
Net realized gain (loss) on investments
and foreign currency transactions	801,310	1,338,525	339,087	(241,704)	673,900	843,835
Net change in unrealized appreciation
(depreciation) on investments	727,045	(724,472)	29,643	506,540	2,952,506	293,854
Net increase (decrease) in net assets
resulting from operations	1,502,113	595,774	455,972	335,422	3,517,550	948,861

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Net Investment Income:
Class I	-	-	(72,684)	(91,604)	-	-
Class A	-	-	(156)	(199)	-	-
Class B	-	-	(48)	-	-	-
Class C	-	-	(357)	(1,665)	-	-
Total Dividends and Distributions
to Shareholders	-	-	(73,245)	(93,468)	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,518,218	4,668,299	1,179,483	2,922,234	823,986	919,419
Class A	13,335	29,600	7,473	4,844	346,201	703,235
Class B	-	12,664	-	9,374	-	-
Class C	58,157	190,297	18,971	114,775	117,008	15,531
Reinvestment of dividends
and distributions
Class I	-	-	71,019	90,050	-	-
Class A	-	-	155	199	-	-
Class B	-	-	48	-	-	-
Class C	-	-	315	1,452	-	-
Redemption fee proceeds
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	5	-	-	-	-
Cost of shares redeemed
Class I	(2,364,093)	(2,481,427)	(1,909,238)	(2,237,356)	(1,874,210)	(2,288,048)
Class A	-	(17,705)	(2,503)	(400)	(922,011)	(1,492,067)
Class B	(7,780)	(34,319)	(842)	(22,404)	(115,403)	(329,143)
Class C	(58,822)	(122,785)	(51,511)	(112,751)	(352,506)	(435,395)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(840,985)	2,244,629	(686,630)	770,017	(1,976,935)	(2,906,468)

Total Increase (Decrease) in Net Assets	661,128	2,840,403	(303,903)	1,011,971	1,540,615	(1,957,607)

Net Assets:
Beginning of year	10,208,361	7,367,928	7,759,961	6,747,990	14,316,756	16,274,363
End of year*	$ 10,869,489	$ 10,208,361	$ 7,456,058	$ 7,759,961	$ 15,857,371	$ 14,316,756
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ 81,625	$ 71,145	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Technology & Communications		Energy & Basic Materials		Financial Services
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Operations:
Net investment income (loss)	$ (1,562,033)	$ (404,498)	$ (130,310)	$ (117,359)	$ (26,827)	$ (30,317)
Net realized gain (loss) on investments
and foreign currency transactions	5,428,017	4,598,167	721,505	239,522	(4,589)	(64,851)
Net change in unrealized appreciation
(depreciation) on investments	(3,917,706)	(55,561)	941,427	193,897	1,563	(99,645)
Net increase (decrease) in net assets
resulting from operations	(51,722)	4,138,108	1,532,622	316,060	(29,853)	(194,813)

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Net Investment Income:
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Total Dividends and Distributions
to Shareholders	-	-	-	-	-	-

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	63,560,577	2,409,464	921,743	1,154,609	473,524	891,570
Class A	38,002,434	6,644,179	342,759	417,970	159,781	4,238
Class B	-	-	-	2,386	-	1,630
Class C	9,427,833	379,358	54,792	60,231	4,153	9,245
Reinvestment of dividends
and distributions
Class I	-	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Redemption fee proceeds
Class I	207	-	-	-	-	-
Class A	-	-	-	-	-	-
Class B	-	-	-	-	-	-
Class C	-	-	-	-	-	-
Cost of shares redeemed
Class I	(38,580,368)	(2,317,178)	(1,347,266)	(1,331,190)	(397,310)	(638,598)
Class A	(20,339,178)	(1,834,650)	(944,877)	(672,000)	(132,595)	(106,555)
Class B	(184,005)	(169,775)	(21,003)	(124,610)	-	(8,405)
Class C	(3,984,318)	(115,536)	(36,640)	(48,854)	(2,709)	(11,239)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	47,903,182	4,995,862	(1,030,492)	(541,458)	104,844	141,886

Total Increase (Decrease) in Net Assets	47,851,460	9,133,970	502,130	(225,398)	74,991	(52,927)

Net Assets:
Beginning of year	22,177,243	13,043,273	5,219,511	5,444,909	1,462,152	1,515,079
End of year*	$ 70,028,703	$ 22,177,243	$ 5,721,641	$ 5,219,511	$ 1,537,143	$ 1,462,152
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ 1,596	$ -	$ -	$ -

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Investment Quality Bond		Municipal Bond		U.S. Government Money Market
	Portfolio		Portfolio		Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Operations:
Net investment income (loss)	$ 289,009	$ 412,092	$ 47,292	$ 56,173	$ 1,811	$ 2,328
Net realized gain (loss) on investments	175,612	408,340	(25,726)	(7,519)	-	-
Net change in unrealized appreciation
(depreciation) on investments	(306,356)	88,444	(22,229)	131,767	-	-
Net increase (decrease) in net assets
resulting from operations	158,265	908,876	(663)	180,421	1,811	2,328

Distributions to Shareholders:
Net Realized Gains:
Class I	(196,672)	-	-	-	-	-
Class A	(1,572)	-	-	-	-	-
Class B	(260)	-	-	-	-	-
Class C	(9,339)	-	-	-	-	-
Net Investment Income:
Class I	(278,192)	(397,963)	(43,904)	(51,686)	(1,763)	(2,278)
Class A	(2,076)	(1,620)	(1,818)	(881)	(11)	(8)
Class B	(239)	(400)	(11)	(24)	(1)	(4)
Class C	(8,530)	(12,109)	(1,559)	(3,582)	(36)	(38)
Total Dividends and Distributions
to Shareholders	(496,880)	(412,092)	(47,292)	(56,173)	(1,811)	(2,328)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	1,917,977	2,435,271	2,243,669	1,286,648	10,230,560	11,682,233
Class A	96,255	65,962	137,892	93,464	37,632	41,475
Class B	-	-	-	-	-	-
Class C	97,486	60,553	10,017	10,626	310,779	332,169
Reinvestment of dividends
and distributions
Class I	459,566	391,302	42,432	49,234	1,752	2,262
Class A	3,194	1,163	60	40	8	6
Class B	498	401	11	24	1	4
Class C	17,511	11,883	1,623	3,580	36	37
Cost of shares redeemed
Class I	(4,001,522)	(5,436,975)	(1,745,528)	(866,048)	(14,423,893)	(19,259,002)
Class A	(84,561)	(32,544)	(19,200)	-	(12,286)	(20,154)
Class B	(1,167)	(7,303)	-	(55,090)	(26,322)	(67,329)
Class C	(101,004)	(226,961)	(22,446)	(78,883)	(358,754)	(432,687)
Net increase (decrease) in net assets
from share transactions of
beneficial interest	(1,595,767)	(2,737,248)	648,530	443,595	(4,240,487)	(7,720,986)

Total Increase (Decrease) in Net Assets	(1,934,382)	(2,240,464)	600,575	567,843	(4,240,487)	(7,720,986)

Net Assets:
Beginning of year	12,662,266	14,902,730	3,595,920	3,028,077	19,766,334	27,487,320
End of year*	$ 10,727,884	$ 12,662,266	$ 4,196,495	$ 3,595,920	$ 15,525,847	$ 19,766,334
* Includes undistributed net investment
income (loss) at end of year	$ -	$ -	$ -	$ -	$ -	$ -

See accompanying notes to financial statements.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	James Alpha Global Enhanced	James Alpha Real Estate
	Real Return Portfolio	Investments Portfolio

	Period Ended	Period Ended	Year Ended	Period Ended
	August 31, 2011 (a)	August 31, 2011	December 31, 2010	December 31, 2009 (b)
Operations:
Net investment income (loss)	$ 28,005	$ 111,931	$ 53,938	$ 2,841
Net realized gain (loss) on investments	63,802	204,607	309,382	14,617
Net change in unrealized appreciation
(depreciation) on investments	(1,020)	(1,131,652)	58,301	2,318
Net increase (decrease) in net assets
resulting from operations	90,787	(815,114)	421,621	19,776

Distributions to Shareholders:
Net Realized Gains:
Class I	-	-	-	-
Class A	-	(394,351)	(248,006)	-
Net Investment Income:
Class I	-	-	-	-
Class A	-	-	(142,715)	(3,696)
Total Dividends and Distributions
to Shareholders	-	(394,351)	(390,721)	(3,696)

Share Transactions of
Beneficial Interest:
Net proceeds from shares sold
Class I	6,015,263	500	-	-
Class A	315,825	10,078,801	2,300,545	702,866
Reinvestment of dividends
and distributions
Class I	-	-	-	-
Class A	-	332,970	241,145	1,869
Redemption fee proceeds
Class I	-	-	1,442	-
Class A	-	-	-	-
Cost of shares redeemed
Class I	-	-	-	-
Class A	-	(366,933)	(75,511)	-
Net increase (decrease) in net assets
from share transactions of
beneficial interest	6,331,088	10,045,338	2,467,621	704,735

Total Increase (Decrease) in Net Assets	6,421,875	8,835,873	2,498,521	720,815

Net Assets:
Beginning of period	-	3,319,336	820,815	100,000
End of period*	$ 6,421,875	$ 12,155,209	$ 3,319,336	$ 820,815
* Includes undistributed / distributions in excess of
net investment income (loss) at end of period	$ 33,239	$ (338,426)	$ -	$ -

(a) Fund commenced operations on February 1, 2011.
(b) Fund commenced operations on October 26, 2009.

See accompanying notes to financial statements.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011

1.

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      The Saratoga Advantage Trust (the “Trust”) was organized on April 8, 1994 as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Trust commenced investment operations on September 2, 1994.  The Trust consists of fourteen portfolios: the Large Capitalization Value Portfolio; the Large Capitalization Growth Portfolio; the Mid Capitalization Portfolio; the Small Capitalization Portfolio; the International Equity Portfolio; the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio; the Investment Quality Bond Portfolio; the Municipal Bond Portfolio; the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio (collectively, the “Portfolios”).  Saratoga Capital Management, LLC (the “Manager”) serves as the Trust’s Manager. The James Alpha Global Enhanced Real Return Portfolio is managed by Armored Wolf, LLC (“Armored Wolf”), the James Alpha Global Real Estate Investments Portfolio is managed by Ascent Investment Advisors, LLC (“Ascent”) and both are supervised by the Manager. With the exception of the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio, each of the Portfolios is provided with the discretionary advisory services of an investment adviser or advisers identified, retained, supervised and compensated by the Manager.  The following serve as advisers (the “Advisers”) to their respective Portfolio(s): DePrince, Race & Zollo, Inc. serves as Adviser to International Equity; Loomis, Sayles & Co., L.P. serves as Adviser to Energy & Basic Materials, Financial Services and Large Capitalization Growth; Vaughan Nelson Investment Management, L.P. serves as Adviser to Mid Capitalization; Fox Asset Management, LLC serves as Adviser to Small Capitalization, Municipal Bond and Investment Quality Bond; Oak Associates, Ltd. serves as Adviser to Health & Biotechnology; Loomis, Sayles & Co., L.P. and Oak Associates, Ltd. serve as Advisers to Technology & Communications; M.D. Sass Investors Services, Inc. serves as Adviser to Large Capitalization Value; CLS Investments, LLC serves as Adviser to U.S. Government Money Market. Armored Wolf, LLC serves as Adviser to James Alpha Global Enhanced Real Return and Ascent Investment Advisors, LLC serves as Adviser to James Alpha Global Real Estate Investments. Gemini Fund Services, LLC (the “Administrator”), serves the Trust as administrator, custody administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.   Northern Lights Distributors, LLC (the “Distributor”) is the Trust’s Distributor, and is a wholly-owned subsidiary of NorthStar Financial Services Group, LLC.

    The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios.   The Large Capitalization Value Portfolio, the Large Capitalization Growth Portfolio, the Mid Capitalization Portfolio, the Small Capitalization Portfolio, the International Equity Portfolio, the Investment Quality Bond Portfolio, the Municipal Bond Portfolio, the U.S. Government Money Market Portfolio, the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio are diversified portfolios.

Portfolio	Primary Objective
Large Capitalization Value	Total return consisting of capital appreciation and dividend income
Large Capitalization Growth	Capital appreciation
Mid Capitalization	Long-term capital appreciation
Small Capitalization	Maximum capital appreciation
International Equity	Long-term capital appreciation
Health & Biotechnology	Long-term capital growth
Technology & Communications	Long-term capital growth
Energy & Basic Materials	Long-term capital growth
Financial Services	Long-term capital growth
Investment Quality Bond	Current income and reasonable stability of principal
Municipal Bond	High level of interest income that is excluded from federal income taxation to the extent consistent with prudent investment management and the preservation of capital
U.S. Government Money Market James Alpha Global Enhanced Real Return

Maximum current income to the extent consistent with the maintenance of liquidity and the preservation of capital

Attractive long-term risk-adjusted returns relative to traditional financial market indices

James Alpha Global Real Estate	Total return consisting of current income and capital appreciation

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares with the exception of  the James Alpha Global Enhanced Real Return Portfolio and the James Alpha Global Real Estate Investments Portfolio which offers Class A and Class I shares (the Trust has suspended sales of Class B shares with certain exceptions).   Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges.  In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.   To discourage short-term trading and offset brokerage commissions, market impact and other costs associated with short-term trading, the Portfolios, excluding the U.S. Government Money Market Portfolio, charge a 2% fee on the value of shares that are redeemed within 30 days of purchase.   Such fees are paid directly to the Portfolio from which the redemption is made.   Please see the Trust’s prospectus for additional details.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

(a)

Valuation of Investments

     Investment securities listed on a national securities exchange are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price.  Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price.  NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).   Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed “matrix” prices.  Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value.  U.S. Government Money Market values all of its securities on the basis of amortized cost, which approximates market value.   Options listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date.   Options not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean of the current bid and asked prices.   Futures are valued based on their daily settlement value.   Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.   There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the board-appointed Fair Valuation Committee shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of a security.   The ability of issuers of debt securities held by the portfolios to meet their

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

obligations may be affected by economic or political developments in a specific state, industry or region.   Investments in foreign countries may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of government supervision and regulation of foreign securities markets.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of August 31, 2011 for the Portfolio’s assets and liabilities measured at fair value:

Large Capitalization Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	17,859,236	-	-	17,859,236
Short-Term Investments	982,200	-	-	982,200
Collateral for Securities Loaned	-	-	-	-
Total	18,841,436	-	-	18,841,436

Large Capitalization Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	23,533,480	-	-	23,533,480
Short-Term Investments	93,947	-	-	93,947
Collateral for Securities Loaned	758,152	-	-	758,152
Total	24,385,579	-	-	24,385,579

Mid Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	12,314,363	-	-	12,314,363
Exchange Traded Funds	-	-	-	-
Short-Term Investments	576,067	-	-	576,067
Collateral for Securities Loaned	210,587	-	-	210,587
Total	13,101,017	-	-	13,101,017

Small Capitalization

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	10,294,492	-	-	10,294,492
Short-Term Investments	544,919	-	-	544,919
Collateral for Securities Loaned	264,925			264,925
Total	11,104,336	-	-	11,104,336

International Equity

Assets	Level 1	Level 2	Level 3	Total
Basic Materials	-	725,668	-	725,668
Communications	99,302	173,649	-	272,951
Consumer, Cyclical	-	820,661	-	820,661
Consumer, Non-Cyclical	298,962	964,833	-	1,263,795
Diversified	-	237,277	-	237,277
Energy	128,719	751,311	-	880,030
Financial	202,724	1,261,529	-	1,464,253
Industrial	65,340	678,115	-	743,455
Technology	-	587,597	-	587,597
Utilities	-	233,474	-	233,474
Short-Term Investments	140,730	-	-	140,730
Total	935,777	6,434,114	-	7,369,891

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

The following tables summarize the inputs used as of August 31, 2011 for the Portfolio’s assets and liabilities measured at fair value:

Health & Biotechnology

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	15,528,477	-	-	15,528,477
Short-Term Investments	268,060	-	-	268,060
Total	15,796,537	-	-	15,796,537

Technology & Communications

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	67,091,157	-	-	67,091,157
Short-Term Investments	2,886,477	-	-	2,886,477
Total	69,977,634	-	-	69,977,634

Energy & Basic Materials

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	5,641,102	-	-	5,641,102
Short-Term Investments	97,369	-	-	97,369
Total	5,738,471	-	-	5,738,471

Financial Services

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	1,461,380	-	-	1,461,380
Short-Term Investments	44,838	-	-	44,838
Total	1,506,218	-	-	1,506,218

Investment Quality Bond

Assets	Level 1	Level 2	Level 3	Total
U.S. Government and Agencies	-	3,219,732	-	3,219,732
Corporate Bonds and Notes	-	7,077,878	-	7,077,878
Short-Term Investments	308,368	-	-	308,368
Collateral for Securities Loaned	558,750	-	-	558,750
Total	867,118	10,297,610	-	11,164,728

Municipal Bond

Assets	Level 1	Level 2	Level 3	Total
Municipal Bonds	-	3,645,717	-	3,645,717
Short-Term Investments	491,652	-	-	491,652
Total	491,652	3,645,717	-	4,137,369

U.S. Government Money Market

Assets	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	3,503,640	-	3,503,640
Money Market Funds	-	-	-	-
Repurchase Agreement	-	12,043,000	-	12,043,000
Total	-	15,546,640	-	15,546,640

James Alpha Global Enhanced Real Return

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	110,214	-	-	110,214
Exchange Traded Funds	284,832	-	-	284,832
Municipal Bonds	-	514,625	-	514,625
U.S. Government	1,114,429	-	-	1,114,429
Purchased Futures Options	12,050	-		12,050
Short-Term Investments	4,232,553	-	-	4,232,553
Total	5,754,078	514,625	-	6,268,703

James Alpha Global Real Estate Investments

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	10,740,283	-	-	10,740,283
Short-Term Investments	284,456	-	-	284,456
Total	11,024,739	-	-	11,024,739

The Portfolios did not hold any Level 3 securities during the period.

There were no significant transfers between Level 1 and Level 2 during the current period presented.

It is the Portfolios’ policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

* Refer to the Schedules of Investments for industry classifications.

Consolidation of Subsidiary – James Alpha Cayman Commodity Fund I Ltd. (JACC-SPC)

The Consolidated Portfolio of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the James Alpha Global Enhanced Real Return Portfolio includes the accounts of JACC-SPC, a wholly owned and controlled subsidiary.  JACC-SPC is a closed-end fund incorporated as an exempted company under the companies law of the Cayman Islands on February 2, 2011 and is a disregarded entity for tax purposes.  All inter-company accounts and transactions have been eliminated in consolidation.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

The James Alpha Global Enhanced Real Return Portfolio may invest up to 25% of its total assets in the segregated portfolio company (“SPC”) which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

A summary of the James Alpha Global Enhanced Real Return Portfolio’s investments in the SPC is as follows:

	Inception Date of SPC	SPC Net Assets at August 31, 2011	% of Fund Total Assets at August 31, 2011
James Alpha Cayman Commodity Fund I Ltd.	August 5, 2011	$ 82,302	1.28%

(b) Federal Income Tax

     It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders.  Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio’s most recent tax year-end, available to offset future capital gains, if any, are as follows:

Assets	2012	2013	2014	2015	2016	2017	2018	2019	Total
Large Capitalization Value	$ -	$ -	$ -	$ -	$ -	$ 10,176,188	$ 2,343,762	$ -	$ 12,519,950
Large Capitalization Growth	-	-	-	-	-	3,858,631	466,182	-	4,324,813
Mid Capitalization	-	-	-	-	-	488,054	770,755	-	1,258,809
Small Capitalization	-	-	-	-	-	241,399	-	-	241,399
International Equity	-	-	-	-	-	405,567	1,863,505	-	2,269,072
Health & Biotechnology	-	-	677,231	-	-	-	1,007,351	-	1,684,582
Technology & Communications	-	-	-	-	-	-	-	-	-
Energy & Basic Materials	-	-	-	-	-	808,185	1,049,270	-	1,857,455
Financial Services	-	-	-	-	-	691,022	582,779	38,144	1,311,945
Investment Quality Bond	-	-	-	-	-	-	-	-	-
Municipal Bond	-	-	-	-	-	-	38,979	1,371	40,350
U.S. Government Money Market	751	-	-	-	-	-	-	-	751
James Alpha Global Enhanced	-	-	-	-	-	-	-	-	-
James Alpha Global Real Estate	-	-	-	-	-	-	-	-	-

The Portfolios recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions taken on its 2008-2010 returns (which does not include the James Alpha Portfolios) and expected to be taken in the Portfolios’ 2011 returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions.  The Portfolios identify its major tax jurisdictions as U.S. Federal, New York State and foreign jurisdictions where the Portfolios make significant investments.  The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended August 31, 2011, the Portfolios did not incur any interest or penalties.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios fiscal year ending August 31, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all of a portion of the Portfolios pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Portfolios, if any, will be included in the August 31, 2012 annual report.

      (c) Security Transactions and Other Income

     Security transactions are recorded on the trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.

(d) Dividends and Distributions

     The following table summarizes each Portfolio’s intended dividend and capital gain declaration policy:

Portfolio	Income Dividends	Capital Gains
Large Capitalization Value	Annually	Annually
Large Capitalization Growth	Annually	Annually
Mid Capitalization	Annually	Annually
Small Capitalization	Annually	Annually
International Equity	Annually	Annually
Health & Biotechnology	Annually	Annually
Technology & Communications	Annually	Annually
Energy & Basic Materials	Annually	Annually
Financial Services	Annually	Annually
Investment Quality Bond	Daily – paid monthly	Annually
Municipal Bond	Daily – paid monthly	Annually
U.S. Government Money Market	Daily – paid monthly	Annually
James Alpha Global Enhanced Real Return	Annually	Annually Annually
James Alpha Global Real Estate Investments	Quarterly

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date.  The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book-tax” differences are either permanent or temporary in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

(e) Allocation of Expenses

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio.  Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

     (f) Repurchase Agreements

     In connection with transactions in repurchase agreements, it is the Trust’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Trust may be delayed or limited.

(g) Other

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.   Actual results could differ from those estimates.

Foreign currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

2.

MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable to the Manager monthly by each Portfolio and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 0.75% for Mid Capitalization and International Equity; 0.65% for Large Capitalization Value, Large Capitalization Growth and Small Capitalization; 0.55% for Investment Quality Bond and Municipal Bond; and 0.475% for U.S. Government Money Market.  For James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments management fees are payable to the Advisor monthly and are computed daily at the annual rate of 1.10% and 1.20% of the Portfolio’s average daily net assets respectively, and the Manager receives an annual supervision fee of 0.10% of both Portfolios’ average daily net assets decreasing at various asset levels or a minimum of $15,000 per Portfolio annually paid out monthly.

     For the period ended August 31, 2011 the Manager waived $20,904 for Financial Services and $144,906 for U.S. Government Money Market,  Armored Wolf waived $42,825 for James Alpha Global Enhanced Real Return and Ascent waived $317,203 for James Alpha Global Real Estate Investments.

       (b) Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Portfolios pursuant to agreements with the Trust, for which it receives from each Portfolio: (i) a minimum annual fee or basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Pursuant to the terms of the Trust’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Trust pays an asset-based fee in decreasing amounts as Trust assets reach certain breakpoints. The Trust also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected were $101,831 for the year ended August 31, 2011.  The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Trust as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended August 31, 2011, the Trust incurred expenses of $70,925 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Trust on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  Printing services prices vary according to available discounts.  For the year ended August 31, 2011, the Trust paid GemCom $140,544 for EDGAR and printing services performed.

Certain officers of GFS and NLCS are also officers of the Trust.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

     (c) The Portfolios have adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) with respect to the sale and distribution of Class A, B and C shares of the Portfolios.  The Plan provides that each Portfolio will pay the Distributor or other entities, including the Manager, Armored Wolf and Ascent, a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares (0.25% of the average daily net assets of James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Class A shares) and 1.00% of the average daily net assets of the Portfolios (except for the James Alpha Global Enhanced Real Return and James Alpha Global Real Estate Investments Portfolios) Class B and Class C shares.   A portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee and it may be paid directly to the Manager, Armored Wolf and Ascent or other entities for providing support services.  A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.    The aggregate of such service fee payments will not exceed 0.25% of average daily net assets.   For the year ended August 31, 2011, the Distributor waived $4,223 in fees for the U.S. Government Money Market Portfolio and $569 in fees for the Municipal Bond Portfolio.

    Class A shares are offered at net asset value plus a maximum sales load of 5.75%.   Class B shares are offered subject to a maximum contingent deferred sales charge (“CDSC”) of 5.00% and will automatically convert to Class I shares after eight years.   Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%.   Class I shares are offered at net asset value.

For the year ended August 31, 2011, the Distributor, Northern Lights Distributors, LLC (“NLD”) received sales charges on sales of the Portfolios’ Class A shares.   In addition, CDSCs were paid to the Manager for Class C shares.   The Distributor and the Manager have advised the Portfolios that the approximate amounts are as follows:

Portfolio	Distributor Sales	CDSC's
	Charges
	Class A	Class C
Large Capitalization Value	$ -	$ 29
Large Capitalization Growth	722	301
Mid Capitalization	1,523	-
Small Capitalization	-	57
International Equity	-	4
Health & Biotechnology	1,327	13
Technology & Communications	63,657	34,555
Energy & Basic Materials	2,298	120
Financial Services	1,255	-
Investment Quality Bond	740	44
Municipal Bond	1,003	38
U.S. Government Money Market	-	2,599
James Alpha Global Enhanced Real Return	1,792	-
James Alpha Global Real Estate Investments	1,003	-

(d) The Trust and the Manager, the Trust and Armored Wolf on behalf of the James Alpha Global Enhanced Real Return Portfolio and the Trust and Ascent on behalf of the James Alpha Global Real Estate Investments Portfolio, have entered into an Excess Expense Agreement (the “Expense Agreement”).  In connection with the Expense Agreement, the Manager is currently voluntarily waiving, and Armored Wolf and Ascent are currently waiving, all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an “Expense Cap”).  The annual expense caps in effect at August 31, 2011 for each portfolio were:  3.00%, 3.60%, 3.60% and 2.60% for Class A, B, C and I shares respectively, of Large Capitalization Value, Large Capitalization Growth,  Mid Capitalization, and Small Capitalization; 3.30%, 3.90%, 3.90% and 2.90% for Class A, B, C and I shares, respectively, of International Equity; 2.30%, 2.90%, 2.90% and 1.90% for Class A, B, C and I shares, respectively, of Investment Quality Bond and Municipal Bond; 2.15%, 2.75%, 2.75% and 1.75% for Class A, B, C and I shares respectively, of U.S. Government Money Market; 3.40%, 4.00%, 4.00% and 3.00% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; 1.50%  and 1.25% for Class A and I shares, respectively, of James Alpha Global Enhanced Real Return; 2.75%  and 2.50% for Class A and I shares, respectively, of James Alpha Global Real Estate Investments. Under the terms of the Expense Agreement, expenses borne by the Manager, Armored Wolf or Ascent are subject to reimbursement for up to three years from the date the fee or expense was incurred.   No reimbursement will be made if it would result in the portfolio exceeding its Expense Cap. The Expense Agreement with the Manager may be terminated by either party, without penalty, upon receipt of 60 days prior notice.  The Expense Agreement with Armored Wolf shall continue for an initial term through December 31, 2012.  The Expense Agreement with Ascent shall continue for an initial term through December 31, 2014.  The following table shows the available waived expenses and expiration date for each Portfolio subject to potential recovery.

Portfolio	8/31/2012	12/31/2012	8/31/2013	12/31/2013	8/31/2014
Financial Services	19,533	-	12,580	-	20,904
Municipal Bond	3,536	-	11,041	-	-
U.S. Government Money Market	201,733	-	297,465	-	144,906
James Alpha Global Enhanced Real Return	-	-	-	-	42,825
James Alpha Global Real Estate Investments	-	174,165	-	490,067	317,203

(e) The following Portfolios in the Trust had portfolio trades executed with a certain broker pursuant to a commission recapture agreement under which, certain portfolio expenses could be paid by such broker or rebates could be given to each participating Portfolio.   For the  year ended August 31, 2011, the amount received by the participating Portfolios under this arrangement was as follows: Large Capitalization Value, $33,301; Large Capitalization Growth, $3,152; Mid Capitalization, $986; Small Capitalization, $335; International Equity, $1,868; Health & Biotechnology, $2,104; Technology & Communications, $3,343; Energy & Basic Materials, $868; and Financial Services, $200.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

3.

INVESTMENT TRANSACTIONS

     (a) For the year ended August 31, 2011, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, for the Portfolios were as follows:

Portfolio	Purchases	Sales
Large Capitalization Value	$ 21,433,390	$ 22,323,897
Large Capitalization Growth	44,261,259	49,363,949
Mid Capitalization	12,859,904	13,746,866
Small Capitalization	3,547,190	4,148,848
International Equity	3,691,270	4,545,922
Health & Biotechnology	1,306,747	3,234,556
Technology & Communications	474,313,817	430,004,259
Energy & Basic Materials	3,745,551	4,914,996
Financial Services	956,836	922,426
Investment Quality Bond	2,912,565	4,621,509
Municipal Bond	1,450,335	742,496
James Alpha Global Enhanced Real Return	3,759,678	1,795,043
James Alpha Global Real Estate Investments	37,497,900	28,741,640

      (b) Certain Portfolios may enter into options contracts.  An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time.  Certain options, including options on indices, will require cash settlement by the Portfolio if the option is exercised.

      Premiums paid when put or call options are purchased by the Portfolio, represent investments, which are marked-to-market daily.  When a purchase option expires, the Portfolio will realize a loss in the amount of the premium paid.  When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option.  When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid.  When the Portfolio exercises a call option, the cost of the security, which the Portfolio purchases upon exercise, will be increased by the premium originally paid.

      Certain Portfolios may write covered call options.  This means that the Portfolio will own the security subject to the option or an option to purchase the same underlying security, having an exercise price equal to or less than the exercise price of the covered option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash, U.S. government securities or other liquid securities having a value equal to the fluctuating market value of the securities on which the Portfolio holds a covered call position.

      When a Portfolio writes a call option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily.  When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received.  When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.  When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received.

      The liability representing a Portfolio’s obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the last available bid price.

      The Portfolios may enter into options for hedging purposes.  The risk associated with purchasing options is limited to the premium originally paid.  The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price.

     (c) Certain Portfolios may enter into futures contracts.  The Portfolios are subject to equity price risk in the normal course of pursuing their investment objective.  To manage equity price risk, the Portfolios may enter into futures contracts.  Upon entering into a futures contract with a broker, the Portfolios are required to deposit in a segregated account a specified amount of cash or U.S. government securities.  Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account.  Periodically, the Portfolios receive from or pays to the broker a specified amount of cash based upon changes in the variation margin account.  When a contract is closed, the Portfolios recognize a realized gain or loss.  Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.  With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.  Futures contracts outstanding at period end are listed after the Portfolios’ portfolio of investments.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Portfolios.

As of August 31, 2011, the amount of unrealized appreciation (depreciation) and realized gain (loss) on futures contracts and options subject to equity price risk amounted to the following:

Portfolio	Statements of Assets and Liabilities Variation Margin and Unrealized Appreciation (Depreciation)	Statements of Operations Change in Unrealized	Statements of Operations Realized Gain (Loss)
James Alpha Global Enhanced Real Return
Futures	$(24,391)*	$(24,391)	$(109,151)
Options	12,050	1,978	107,528

*Includes cumulative appreciation/depreciation of futures contracts described previously.  Only current day’s Variation Margin is reported within the Statement of Assets and Liabilities.

Such figures can be found on the Statement of Assets & Liabilities and Statements of Operations.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

4.

AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized at $.01 par value per share.  For the periods indicated, transactions were as follows:

	Class I Shares		Class A Shares
	Year Ended August 31, 2010	Year Ended August 31, 2010	Year Ended August 31, 2010	Year Ended August 31, 2010
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Large Capitalization Value
Issued	288,154	402,091	1,880	1,652
Redeemed	(352,552)	(494,911)	-	(401)
Reinvested from Dividends	-	(3)	-	-
Net Increase (Decrease) in Shares	(64,398)	(92,823)	1,880	1,251
Large Capitalization Growth
Issued	365,303	358,145	5,923	73,030
Redeemed	(556,105)	(718,455)	(73,523)	(853)
Net Increase (Decrease) in Shares	(190,802)	(360,310)	(67,600)	72,177
Mid Capitalization
Issued	263,872	340,895	39,338	9,558
Redeemed	(328,043)	(487,536)	(33,261)	(34,920)
Net Increase (Decrease) in Shares	(64,171)	(146,641)	6,077	(25,362)
Small Capitalization
Issued	182,715	665,689	1,639	3,856
Redeemed	(287,511)	(349,862)	-	(2,540)
Net Increase (Decrease) in Shares	(104,796)	315,827	1,639	1,316
International Equity
Issued	105,671	311,964	649	513
Redeemed	(172,125)	(219,298)	(217)	(39)
Reinvested from Dividends	6,358	8,802	14	19
Net Increase (Decrease) in Shares	(60,096)	101,468	446	493
Health & Biotechnology
Issued	44,354	59,063	18,635	45,278
Redeemed	(103,427)	(147,859)	(52,852)	(95,614)
Net Increase (Decrease) in Shares	(59,073)	(88,796)	(34,217)	(50,336)
Technology & Communications
Issued	4,339,610	239,168	2,731,371	654,700
Redeemed	(2,622,355)	(240,598)	(1,478,731)	(190,398)
Net Increase (Decrease) in Shares	1,717,255	(1,430)	1,252,640	464,302
Energy & Basic Materials
Issued	57,435	96,383	22,295	31,941
Redeemed	(87,628)	(106,766)	(63,489)	(58,815)
Net Increase (Decrease) in Shares	(30,193)	(10,383)	(41,194)	(26,874)
Financial Services
Issued	73,005	142,330	25,162	622
Redeemed	(61,749)	(102,103)	(24,092)	(17,263)
Net Increase (Decrease) in Shares	11,256	40,227	1,070	(16,641)
Investment Quality Bond
Issued	186,956	236,592	9,377	6,351
Redeemed	(390,137)	(527,688)	(8,227)	(3,168)
Reinvested from Dividends	44,939	37,898	311	112
Net Increase (Decrease) in Shares	(158,242)	(253,198)	1,461	3,295
Municipal Bond
Issued	230,015	131,392	14,180	9,382
Redeemed	(180,679)	(88,705)	(1,980)	-
Reinvested from Dividends	4,345	5,030	6	4
Net Increase (Decrease) in Shares	53,681	47,717	12,206	9,386
U.S. Government Money Market
Issued	10,230,559	11,682,233	37,632	41,475
Redeemed	(14,423,893)	(19,259,002)	(12,286)	(20,154)
Reinvested from Dividends	1,753	2,262	8	6
Net Increase (Decrease) in Shares	(4,191,581)	(7,574,507)	25,354	21,327

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

	Class B Shares		Class C Shares
	Year Ended August 31, 2009	Year Ended August 31, 2009	Year Ended August 31, 2009	Year Ended August 31, 2009
	August 31, 2011	August 31, 2010	August 31, 2011	August 31, 2010
Large Capitalization Value
Issued	-	1,265	5,680	19,911
Redeemed	(348)	(11,587)	(7,187)	(29,450)
Net Increase (Decrease) in Shares	(348)	(10,322)	(1,507)	(9,539)
Large Capitalization Growth
Issued	-	150	7,373	7,813
Redeemed	(283)	(6,223)	(7,125)	(38,859)
Net Increase (Decrease) in Shares	(283)	(6,073)	248	(31,046)
Mid Capitalization
Issued	-	265	8,466	6,830
Redeemed	(329)	(11,573)	(6,482)	(13,571)
Net Increase (Decrease) in Shares	(329)	(11,308)	1,984	(6,741)
Small Capitalization
Issued	-	2,345	9,583	34,609
Redeemed	(1,168)	(6,940)	(9,063)	(22,389)
Net Increase (Decrease) in Shares	(1,168)	(4,595)	520	12,220
International Equity
Issued	-	1,123	1,859	13,427
Redeemed	(81)	(2,568)	(5,120)	(12,261)
Reinvested from Dividends	5	-	30	154
Net Increase (Decrease) in Shares	(76)	(1,445)	(3,231)	1,320
Health & Biotechnology
Issued	-	-	6,748	1,096
Redeemed	(7,156)	(23,120)	(21,962)	(30,148)
Net Increase (Decrease) in Shares	(7,156)	(23,120)	(15,214)	(29,052)
Technology & Communications
Issued	-	-	748,310	40,447
Redeemed	(15,790)	(20,626)	(324,108)	(13,223)
Net Increase (Decrease) in Shares	(15,790)	(20,626)	424,202	27,224
Energy & Basic Materials
Issued	-	261	4,306	5,638
Redeemed	(1,676)	(12,660)	(2,913)	(4,913)
Net Increase (Decrease) in Shares	(1,676)	(12,399)	1,393	725
Financial Services
Issued	-	315	741	1,672
Redeemed	-	(1,501)	(472)	(1,978)
Net Increase (Decrease) in Shares	-	(1,186)	269	(306)
Investment Quality Bond
Issued	-	-	9,486	5,875
Redeemed	(113)	(706)	(9,802)	(22,053)
Reinvested from Dividends	48	38	1,712	1,149
Net Increase (Decrease) in Shares	(65)	(668)	1,396	(15,029)
Municipal Bond
Issued	-	-	1,028	1,091
Redeemed	-	(5,667)	(2,271)	(8,006)
Reinvested from Dividends	1	2	165	365
Net Increase (Decrease) in Shares	1	(5,665)	(1,078)	(6,550)
U.S. Government Money Market
Issued	-	-	310,778	332,169
Redeemed	(26,322)	(67,329)	(358,754)	(432,687)
Reinvested from Dividends	1	4	36	37
Net Increase (Decrease) in Shares	(26,321)	(67,325)	(47,940)	(100,481)

	Class I Shares	Class A Shares
	Period Ended	Period Ended
	August 31, 2011	August 31, 2011
James Alpha Global Enhanced Real Return
Issued	594,150	30,806
Redeemed	-	-
Net Increase (Decrease) in Shares	594,150	30,806

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

	Class I Shares	Class A Shares
	Period Ended	Period Ended	Year Ended	Period Ended
	August 31, 2011	August 31, 2011	December 31, 2010	December 31, 2009
James Alpha Global Real Estate Investments
Issued	29	476,130	111,905	35,788
Redeemed	-	(18,229)	(3,379)	-
Reinvested from Dividends	-	15,922	11,791	94
Net Increase (Decrease) in Shares	29	473,823	120,317	35,882

5.   SECURITIES LENDING

      Under an agreement with the BNY Mellon Corp. (“BNY Mellon”), the Portfolios can lend their portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees.    Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios’ security lending procedures.   A portion of the income generated by the investment in the collateral, net of any rebates paid by BNY Mellon to the borrowers, is remitted to BNY Mellon as lending agent, and the remainder is paid to the Portfolios.   Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses incurred.   There would be a potential loss to a Portfolio in the event such Portfolio is delayed or prevented from exercising its right to dispose of the collateral.

    At August 31, 2011 the following portfolios loaned securities and received cash collateral for the loan.  This cash was invested in a BNY Mellon Overnight Government Fund.

	Market Value of	Market Value
Portfolio	Loaned Securities	of Collateral
Large Capitalization Growth	$ 741,007	$ 758,152
Mid Capitalization	205,483	210,587
Small Capitalization	258,712	264,925
Investment Quality Bond	547,223	558,750

  At August 31, 2011, the percentage of total investment income derived from the investment of cash collateral retained by the lending agent, BONY, was as follows:

Portfolio	Percentage of Total Investment Income
Large Capitalization Growth	0.72%
Mid Capitalization	1.55%
Small Capitalization	0.67%
Health & Biotechnology	0.93%
Technology & Communications	10.81%
Investment Quality Bond	0.08%

6.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

    The tax character of dividends paid during the period ended August 31, 2011 was as follows:

			Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$ -	$ -	$ -	$ -
Large Capitalization Growth	-	-	-	-
Mid Capitalization	-	-	-	-
Small Capitalization	-	-	-	-
International Equity	73,245	-	-	73,245
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	-	-	-	-
Financial Services	-	-	-	-
Investment Quality Bond	289,037	-	207,843	496,880
Municipal Bond	114	47,178	-	47,292
U.S. Government Money Market	1,811	-	-	1,811
James Alpha Global Enhanced Real Return	-	-	-	-
James Alpha Global Real Estate Investments	394,351	-	-	394,351

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

The tax character of dividends paid during the period ended August 31, 2010 was as follows:

Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
Large Capitalization Value	$ -	$ -	$ -	$ -
Large Capitalization Growth	-	-	-	-
Mid Capitalization	-	-	-	-
Small Capitalization	-	-	-	-
International Equity	93,468	-	-	93,468
Health & Biotechnology	-	-	-	-
Technology & Communications	-	-	-	-
Energy & Basic Materials	-	-	-	-
Financial Services	-	-	-	-
Investment Quality Bond	412,092	-	-	412,092
Municipal Bond	478	55,695	-	56,173
U.S. Government Money Market	2,328	-	-	2,328
James Alpha Global Enhanced Real Return	-	-	-	-
James Alpha Global Real Estate Investments	-	-	-	-

The tax character of dividends paid during the year ended December 31, 2010 was as follows:

			Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
James Alpha Global Real Estate Investments	390,222	-	499	$390,721

The tax character of dividends paid during the period ended December 31, 2009 was as follows:

			Long Term
Portfolio	Ordinary Income	Tax Exempt Income	Capital Gains	Total
James Alpha Global Real Estate Investments	3,696	-	-	$3,696

Permanent book and tax differences, primarily attributable to net operating losses, foreign currency exchange gains (losses), expiration of capital loss carry forward limitations, paydown gains (losses), and real estate investment trust and passive foreign investment company adjustments, resulted in reclassification for the tax year ended August 31, 2011 as follows for:

			Increase (Decrease) in Accumulated
		Increase (Decrease) in	Net Realized Gain (Loss) on
	Increase (Decrease) in	Undistributed Net	Investments and Foreign
Portfolio	Paid in Capital	Investment Income (Loss)	Currency Transactions
Large Capitalization Value	($88,226)	$ 88,226	$ -
Large Capitalization Growth	(221,585)	221,585	-
Mid Capitalization	(96,722)	96,722	-
Small Capitalization	(26,242)	26,242	-
International Equity	(2,127,058)	(3,517)	2,130,575
Health & Biotechnology	(42,564,922)	108,856	42,456,066
Technology & Communications	(64,722)	1,562,033	(1,497,311)
Energy & Basic Materials	(134,839)	131,906	2,933
Financial Services	(27,207)	26,827	380
Investment Quality Bond	248	28	(276)
Municipal Bond	-	-	-
U.S. Government Money Market	-	-	-
James Alpha Global Enhanced Real Return	-	5,233	(5,233)
James Alpha Global Real Estate Investments	-	-	-

Net assets were unaffected by the above reclassifications.

CONSOLIDATED NOTES TO FINANCIAL STATEMENTS

   Year Ended August 31, 2011 (Continued)

As of each of the Portfolio’s tax year-end, the components of distributable earnings on a tax basis were as follows:

							Total
						Unrealized	Accumulated
	Ordinary	Tax Exempt	Long Term	Capital Loss	Post October	Appreciation	Earnings
Portfolio	Income	Income	Capital Gains	Carryforwards	Loss Deferrals	(Depreciation)	(Deficits)
Large Capitalization Value	$ -	$ -	$ -	$ (12,519,950)	$ -	$ (308,061)	$ (12,828,011)
Large Capitalization Growth	-	-	-	(4,324,813)	-	(1,644,730)	(5,969,543)
Mid Capitalization	-	-	-	(1,258,809)	-	973,240	(285,569)
Small Capitalization	-	-	-	(241,399)	-	1,178,393	936,994
International Equity	95,473	-	-	(2,269,072)	(1,705)	(473,663)	(2,648,967)
Health & Biotechnology	-	-	-	(1,684,582)	-	2,259,879	575,297
Technology & Communications	-	-	2,707,557	-	-	(2,011,716)	695,841
Energy & Basic Materials	-	-	-	(1,857,455)	(259)	1,121,968	(735,746)
Financial Services	-	-	-	(1,311,945)	(493)	(51,031)	(1,363,469)
Investment Quality Bond	26,676	-	133,894	-	-	592,284	752,854
Municipal Bond	-	-	-	(40,350)	(25,726)	98,588	32,512
U.S. Government Money Market	-	-	-	(751)	-	-	(751)
James Alpha Global Enhanced Real Return	69,394	-	-	-	-	21,393	90,787
James Alpha Global Real Estate Investments *	45,802	-	6,473	-	(1,196)	(4,098)	46,981

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales and real estate investment trust and passive foreign investment company adjustments.

*Information is as of the Portfolio’s tax year ended December 31, 2010

7.   NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.”  ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years entities will need to disclose information about purchases, sales issuances and settlements of Level 3 securities on a gross basis rather than a net as currently required.   Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

8.   SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

	Large Cap Value Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$ 10.29	$ 10.36	$ 13.01	$ 21.99	$ 20.13
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.05)	(0.01)	(0.02)	0.21	0.14
Net realized and unrealized gain (loss)	1.78	(0.06)	(2.41)	(6.46)	1.84
Total from investment operations	1.73	(0.07)	(2.43)	(6.25)	1.98
Dividends and Distributions:
Dividends from net investment income	-	-	(0.22)	(0.17)	(0.12)
Distributions from realized gains	-	-	-	(2.56)	-
Total dividends and distributions	-	-	(0.22)	(2.73)	(0.12)

Net Asset Value, End of Year	$ 12.02	$ 10.29	$ 10.36	$ 13.01	$ 21.99

Total Return*	16.81%	(0.68)%	(18.14)%	(31.45)%	9.80%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 17,297	$ 15,475	$ 16,545	$ 22,021	$ 38,835
Ratio of net operating expenses to
average net assets (2)	1.43%	1.44%	1.72%	1.46%	1.42%
Ratio of net investment income (loss) to
average net assets	(0.39)%	(0.05)%	(0.26)%	1.25%	0.63%
Portfolio Turnover Rate	109%	101%	82%	182%	66%

	Large Cap Growth Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	August 31,	August 31,	August 31,	August 31,	August 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Year	$ 14.27	$ 12.29	$ 17.24	$ 17.27	$ 13.82
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.14)	(0.15)	(0.13)	0.04	(0.17)
Net realized and unrealized gain (loss)	4.13	2.13	(4.79)	(0.07)	3.62
Total from investment operations	3.99	1.98	(4.92)	(0.03)	3.45
Dividends and Distributions:
Dividends from net investment income	-	-	(0.03)	-	-
Distributions from realized gains	-	-	-	-	-
Total dividends and distributions	-	-	(0.03)	-	-

Net Asset Value, End of Year	$ 18.26	$ 14.27	$ 12.29	$ 17.24	$ 17.27

Total Return*	27.96%	16.11%	(28.47)%	(0.17)%	24.96%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 22,202	$ 20,076	$ 21,720	$ 33,260	$ 35,895
Ratio of net operating expenses to
average net assets (3)	1.50%	1.58%	1.91%	1.26%	1.51%
Ratio of net investment income (loss) to
average net assets	(0.74)%	(1.06)%	(1.12)%	0.20%	(1.07)%
Portfolio Turnover Rate	163%	151%	200%	167%	104%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Value Portfolio: 1.60% for the year ended August 31, 2011; 1.57% for the year ended August 31, 2010; 2.00% for the year ended August 31, 2009; 1.52% for the year ended August 31, 2008; and 1.43% for the year ended August 31, 2007.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Large Cap Growth Portfolio: 1.52% for the year ended  August 31, 2011; 1.61% for the year ended August 31, 2010; 1.91% for the year ended August 31, 2009; 1.28% for the year ended August 31, 2008; and 1.53% for the year ended August 31, 2007.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Mid Capitalization Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Year	$ 7.89	$ 7.73	$ 9.28	$ 10.42		$ 11.04
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.06)	(0.05)	(0.03)	(0.03)		(0.04)
Net realized and unrealized gain (loss)	1.71	0.21	(1.52)	(0.33)		1.93
Total from investment operations	1.65	0.16	(1.55)	(0.36)		1.89
Dividends and Distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from realized gains	-	-	-	(0.78)		(2.51)
Total dividends and distributions	-	-	-	(0.78)		(2.51)

Net Asset Value, End of Year	$ 9.54	$ 7.89	$ 7.73	$ 9.28		$ 10.42

Total Return*	20.91%	2.07%	(16.70)%	(3.59)%		19.19%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 9,827	$ 8,643	$ 9,594	$ 12,964		$ 11,571
Ratio of net operating expenses to
average net assets (3)	1.83%	2.17%	2.34%	1.40%	(2)	1.61%
Ratio of net investment income (loss) to
average net assets	(0.57)%	(0.64)%	(0.53)%	(0.30)%		(0.39)%
Portfolio Turnover Rate	93%	124%	88%	89%		78%

Small Cap Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Year	$ 6.85	$ 6.31	$ 9.06	$ 12.14		$ 13.05
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.01)	(0.01)	-	0.02		0.03
Net realized and unrealized gain (loss)	1.00	0.55	(1.89)	(0.32)		1.57
Total from investment operations	0.99	0.54	(1.89)	(0.30)		1.60
Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.01)		-
Distributions from realized gains	-	-	(0.86)	(2.77)		(2.51)
Total dividends and distributions	-	-	(0.86)	(2.78)		(2.51)

Net Asset Value, End of Year	$ 7.84	$ 6.85	$ 6.31	$ 9.06		$ 12.14

Total Return*	14.45%	8.56%	(19.18)%	(2.50)%		13.35%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 10,327	$ 9,737	$ 6,976	$ 11,124		$ 14,919
Ratio of net operating expenses to
average net assets (4)	1.71%	1.72%	2.22%	1.66%		1.31%
Ratio of net investment income (loss) to
average net assets adjusted for REIT income	(0.07)%	(0.19)%	0.04%	0.25%		0.27%
Portfolio Turnover Rate	31%	64%	77%	58%		42%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.37% for the same period for the Mid Capitalization Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Mid Capitalization Portfolio: 1.84% for the year ended August 31, 2011; 2.18% for the year ended August 31, 2010; 2.35% for the year ended August 31, 2009; 1.41% for the year ended August 31, 2008; and 1.64% for the year ended August 31, 2007.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Small Cap Portfolio: 1.71% for the year ended August 31, 2011; 1.72% for the year ended August 31, 2010; 2.24% for the year ended August 31, 2009; 1.69% for the year ended August 31, 2008; and 1.32% for the year ended August 31, 2007.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

International Equity Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Year	$ 9.64	$ 9.60	$ 12.22		$ 14.73		$ 12.97
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.12	0.11	0.14		0.14		0.13
Net realized and unrealized gain (loss)	0.38	0.08	(2.59)		(2.49)		1.66
Total from investment operations	0.50	0.19	(2.45)		(2.35)		1.79
Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.15)	(0.17)		(0.16)		(0.03)
Distributions from realized gains	-	-	-		-		-
Total dividends and distributions	(0.10)	(0.15)	(0.17)		(0.16)		(0.03)

Net Asset Value, End of Year	$ 10.04	$ 9.64	$ 9.60		$ 12.22		$ 14.73

Total Return*	5.05%	1.87%	(19.65)%		(16.16)%		13.82%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 7,126	$ 7,418	$ 6,410		$ 8,867		$ 14,108
Ratio of net operating expenses to
average net assets (3)	2.61%	2.25%	1.95%		1.92%		1.78%
Ratio of net investment income (loss) to
average net assets	1.04%	1.06%	1.70%		1.00%		0.92%
Portfolio Turnover Rate	43%	160%	52%		70%		83%

Health & Biotechnology Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	August 31,	August 31,	August 31,		August 31,		August 31,
	2011	2010	2009		2008		2007
Net Asset Value, Beginning of Year	$ 15.02	$ 14.25	$ 14.37		$ 14.72		$ 13.40
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.08)	(0.14)	(0.13)		(0.14)		(0.17)
Net realized and unrealized gain (loss)	3.97	0.91	0.01		(0.21)		1.49
Total from investment operations	3.89	0.77	(0.12)		(0.35)		1.32
Dividends and Distributions:
Dividends from net investment income	-	-	-		-		-
Distributions from realized gains	-	-	-		-		-
Total dividends and distributions	-	-	-		-		-

Net Asset Value, End of Year	$ 18.91	$ 15.02	$ 14.25		$ 14.37		$ 14.72

Total Return*	25.90%	5.40%	(0.84)%		(2.38)%		9.85%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 8,460	$ 7,605	$ 8,481		$ 8,199		$ 2,137
Ratio of net operating expenses to
average net assets (4)	2.32%	2.39%	2.55%	(2)	2.29%	(2)	2.10%
Ratio of net investment income (loss) to
average net assets	(0.42)%	(0.87)%	(1.10)%		(1.02)%		(1.15)%
Portfolio Turnover Rate	8%	14%	27%		15%		25%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) During the years ended August 31, 2009 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% and 1.83% respectively for the same period for the Health & Biotechnology Portfolio.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the International Equity Portfolio: 2.63% for the year ended August 31, 2011; 2.29% for the year ended August 31, 2010; 2.04% for the year ended August 31, 2009; 1.94% for the year ended August 31, 2008; and 1.82% for the year ended August 31, 2007.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Health & Biotechnology Portfolio: 2.34% for the year ended August 31, 2011; 2.41% for the year ended August 31, 2010; 2.56% for the year ended August 31, 2009; 2.30% for the year ended August 31, 2008; and 2.13% for the year ended August 31, 2007.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Technology & Communications Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		August 31,
	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Year	$ 10.66		$ 8.01	$ 9.09	$ 9.95		$ 7.47
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.27)		(0.23)	(0.15)	(0.15)		(0.15)
Net realized and unrealized gain (loss)	2.66		2.88	(0.93)	(0.71)		2.63
Total from investment operations	2.39		2.65	(1.08)	(0.86)		2.48
Dividends and Distributions:
Dividends from net investment income	-		-	-	-		-
Distributions from realized gains	-		-	-	-		-
Total dividends and distributions	-		-	-	-		-

Net Asset Value, End of Year	$ 13.05		$ 10.66	$ 8.01	$ 9.09		$ 9.95

Total Return*	22.42%		33.08%	(11.88)%	(8.64)%		33.20%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 33,009		$ 8,651	$ 6,507	$ 7,317		$ 3,915
Ratio of net operating expenses to
average net assets (2)	2.26%	(3)	2.67%	2.80%	2.29%	(3)	2.19%
Ratio of net investment income (loss) to
average net assets	(1.81)%		(2.34)%	(2.32)%	(1.57)%		(1.73)%
Portfolio Turnover Rate	603%		334%	279%	314%		163%

Energy & Basic Materials Portfolio - Class I Shares

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	August 31,		August 31,	August 31,	August 31,		August 31,
	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Year	$ 11.31		$ 10.72	$ 27.64	$ 34.71		$ 29.93
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.27)		(0.22)	(0.13)	(0.39)		(0.40)
Net realized and unrealized gain (loss)	3.58		0.81	(11.23)	4.17		6.10
Total from investment operations	3.31		0.59	(11.36)	3.78		5.70
Dividends and Distributions:
Dividends from net investment income	-		-	-	-		-
Distributions from realized gains	-		-	(5.56)	(10.85)		(0.92)
Total dividends and distributions	-		-	(5.56)	(10.85)		(0.92)

Net Asset Value, End of Year	$ 14.62		$ 11.31	$ 10.72	$ 27.64		$ 34.71

Total Return*	29.27%		5.50%	(35.08)%	10.71%		19.48%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,620		$ 3,143	$ 3,090	$ 3,931		$ 3,144
Ratio of net operating expenses to
average net assets (4)	2.68%	(5)	2.64%	2.81%	2.26%	(5)	2.29%
Ratio of net investment income (loss) to
average net assets	(1.72)%		(1.77)%	(1.15)%	(1.28)%		(1.27)%
Portfolio Turnover Rate	56%		65%	130%	139%		87%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Technology & Communications Portfolio: 2.26% for the year ended August 31, 2011; 2.70% for the year ended August 31, 2010; 3.34% for the year ended August 31, 2009; 2.39% for the year ended August 31, 2008; and 2.22% for the year ended August 31, 2007.

(3) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.18% for the year ending August 31, 2011 and 2.23% for the year ending August 31, 2008 for the Technology & Communications Portfolio Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Energy & Basic Materials Portfolio: 2.69% for the year ended August 31, 2011; 2.64% for the year ended August 31, 2010; 3.00% for the year ended August 31, 2009; 2.30% for the year ended August 31, 2008; and 2.31% for the year ended August 31, 2007.

(5) During the years ended August 31, 2011 and August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.  The ratio of expenses to average net assets excluding the effect of any recapture was 2.55% for the year ending August 31, 2011 and 2.21% for the year ending August 31, 2008 for the Energy & Basic Materials Portfolio.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Financial Services Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Year	$ 5.61	$ 6.36	$ 8.58	$ 12.13		$ 13.50
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	(0.09)	(0.12)	(0.03)	0.01		(0.07)
Net realized and unrealized gain (loss)	0.11	(0.63)	(2.19)	(2.41)		0.93
Total from investment operations	0.02	(0.75)	(2.22)	(2.40)		0.86
Dividends and Distributions:
Dividends from net investment income	-	-	-	-		-
Distributions from realized gains	-	-	-	(1.15)		(2.23)
Total dividends and distributions	-	-	-	(1.15)		(2.23)

Net Asset Value, End of Year	$ 5.63	$ 5.61	$ 6.36	$ 8.58		$ 12.13

Total Return*	0.36%	(11.79)%	(25.87)%	(21.73)%		5.21%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 1,284	$ 1,216	$ 1,124	$ 1,450		$ 1,520
Ratio of net operating expenses to
average net assets (2)	2.99%	2.99%	2.78%	2.29%		2.29%
Ratio of net investment income (loss) to
average net assets	(1.45)%	(1.87)%	(0.54)%	0.13%		(0.49)%
Portfolio Turnover Rate	56%	104%	92%	87%		92%

Investment Quality Bond Portfolio - Class I Shares

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	August 31,	August 31,	August 31,	August 31,		August 31,
	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Year	$ 10.52	$ 10.15	$ 9.90	$ 9.75		$ 9.68
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.27	0.31	0.28	0.36		0.33
Net realized and unrealized gain (loss)	(0.10)	0.37	0.25	0.15		0.07
Total from investment operations	0.17	0.68	0.53	0.51		0.40
Dividends and Distributions:
Dividends from net investment income	(0.27)	(0.31)	(0.28)	(0.36)		(0.33)
Distributions from realized gains	(0.18)	-	-	-		-
Total dividends and distributions	(0.45)	(0.31)	(0.28)	(0.36)		(0.33)

Net Asset Value, End of Year	$ 10.24	$ 10.52	$ 10.15	$ 9.90		$ 9.75

Total Return*	1.64%	6.78%	5.44%	5.30%		4.17%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 10,052	$ 11,997	$ 14,135	$ 13,350		$ 13,905
Ratio of net operating expenses to
average net assets (4)	1.52%	1.75%	1.69%	1.40%	(3)	1.40%
Ratio of net investment income (loss) to
average net assets	2.58%	2.99%	2.79%	3.66%		3.41%
Portfolio Turnover Rate	26%	31%	45%	39%		49%
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Financial Services Portfolio: 4.19% for the year ended August 31, 2011; 3.81% for the year ended August 31, 2010; 4.17% for the year ended August 31, 2009; 3.29% for the year ended August 31, 2008; and 3.42% for the year ended August 31, 2007.

(3) During the year ended August 31, 2008, the Manager recaptured previously waived/reimbursed expenses.   The ratio of expenses to average net assets excluding the effect of any recapture was 1.36% for the same period for the Investment Quality Bond Portfolio.

(4) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the Investment Quality Bond Portfolio: 1.52% for the year ended August 31, 2011; 1.75% for the year ended August 31, 2010; 1.69% for the year ended August 31, 2009; 1.40% for the year ended August 31, 2008; 1.50% for the year ended August 31, 2007.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

Municipal Bond Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Year	$ 10.06		$ 9.68		$ 9.93		$ 9.99		$ 10.19
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.12		0.19		0.25		0.32		0.32
Net realized and unrealized gain (loss)	(0.11)		0.38		(0.11)		0.00	**	(0.19)
Total from investment operations	0.01		0.57		0.14		0.32		0.13
Dividends and Distributions:
Dividends from net investment income	(0.13)		(0.19)		(0.25)		(0.32)		(0.32)
Distributions from realized gains	-		-		(0.14)		(0.06)		(0.01)
Total dividends and distributions	(0.13)		(0.19)		(0.39)		(0.38)		(0.33)

Net Asset Value, End of Year	$ 9.94		$ 10.06		$ 9.68		$ 9.93		$ 9.99

Total Return*	0.08%		6.00%		1.22%		3.24%		1.33%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 3,585		$ 3,089		$ 2,512		$ 3,067		$ 4,173
Ratio of net operating expenses to
average net assets (2)	1.60%		1.90%		1.74%		1.40%		1.40%
Ratio of net investment income (loss) to
average net assets	1.25%		1.96%		2.55%		3.16%		3.21%
Portfolio Turnover Rate	31%		17%		26%		3%		33%

U.S. Government Money Market Portfolio - Class I Shares

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	August 31,		August 31,		August 31,		August 31,		August 31,
	2011		2010		2009		2008		2007
Net Asset Value, Beginning of Year	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00
Income (Loss) from Investment Operations:
Net investment income (loss) (1)	0.00	**	0.00	**	0.00	**	0.02		0.04
Net realized and unrealized gain (loss)	-		-		-		-		-
Total from investment operations	0.00	**	0.00	**	0.00	**	0.02		0.04
Dividends and Distributions:
Dividends from net investment income	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)		(0.04)
Distributions from realized gains	-		-		-		-		-
Total dividends and distributions	(0.00)	**	(0.00)	**	(0.00)	**	(0.02)		(0.04)

Net Asset Value, End of Year	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return*	0.01%		0.01%		0.10%		2.07%		4.10%
Ratios and Supplemental Data:
Net assets, end of year (000s)	$ 15,061		$ 19,253		$ 26,827		$ 26,601		$ 16,027
Ratio of net operating expenses to
average net assets (3)	0.14%		0.15%	(4)	0.70%	(4)	1.25%		1.25%
Ratio of net investment income (loss) to
average net assets	0.01%		0.01%		0.09%		1.93%		4.07%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A
(1) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, or reduced by the commission recapture agreement the ratios of net operating expenses to average daily net assets would have been as follows for the Municipal Bond Portfolio: 1.60% for the year ended August 31, 2011; 2.26% for the year ended August 31, 2010; 1.89% for the year ended August 31, 2009; 1.71% for the year ended August 31, 2008; and 1.60% for the year ended August 31, 2007.

(3) Before the application of any fees waived or reimbursed by Saratoga Capital Management, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the U.S. Government Money Market Portfolio: 0.99% for the year ended August 31, 2011; 1.48% for the year ended August 31, 2010; 1.32% for the year ended August 31, 2009; 1.27% for the year ended August 31, 2008 and 1.38% for the year ended August 31, 2007.

(4) The U.S. Government Money Market Portfolio incurred expenses associated with participation in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds.   The ratio of net operating expenses to average daily net assets including these expenses was 0.16% during the year ended August 31, 2010 and 0.78% during the year ended August 31, 2009.

* Assumes reinvestment of all dividends and distributions.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

** Per share amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS (For a share outstanding throughout each period)

James Alpha Global Enhanced Real Return Portfolio - Class I Shares

February 1,
2011 (1) to
August 31,
2011
Net Asset Value, Beginning of Period	$ 10.00
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.09
Net realized and unrealized gain (loss)	0.19
Total from investment operations	0.28
Dividends and Distributions:
Dividends from net investment income	-
Distributions from realized gains	-
Total dividends and distributions	-

Net Asset Value, End of Period	$ 10.28

Total Return*	2.80%
Ratios and Supplemental Data:
Net assets, end of period (000s)	$ 6,105
Ratio of net operating expenses to
average net assets (3)(4)	1.25%
Ratio of net investment income (loss) to
average net assets (3)	1.58%
Portfolio Turnover Rate	105%
James Alpha Global Real Estate Investments Portfolio - Class I Shares

August 1,
2011 (1) to
August 31,
2011
Net Asset Value, Beginning of Period	$ 20.72
Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.03
Net realized and unrealized gain (loss)	(1.64)
Total from investment operations	(1.61)
Dividends and Distributions:
Dividends from net investment income	-
Distributions from realized gains	-
Total dividends and distributions	-

Net Asset Value, End of Period	$ 19.11

Total Return*	(7.77)%
Ratios and Supplemental Data:
Net assets, end of period	$ 549
Ratio of net operating expenses to
average net assets (3)(5)	2.50%
Ratio of net investment income (loss) to
average net assets (3)	4.00%
Portfolio Turnover Rate	284%
(1) Commencement of offering.
(2) Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Annualized for periods less than one year.

(4) Before the application of any fees waived or reimbursed by Armored Wolf, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Enhanced Real Return Portfolio: 3.62% for the period ended August 31, 2011.

(5) Before the application of any fees waived or reimbursed by Ascent Investment Advisors, LLC, the ratios of net operating expenses to average daily net assets would have been as follows for the James Alpha Global Real Estate Investments Portfolio: 4.33% for the period ended August 31, 2011.

* Assumes reinvestment of all dividends and distributions and does not assume the effects of any sales charges.   Aggregate (not annualized) total return is shown for any period shorter than one year.   Total return does not reflect the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

The Saratoga Advantage Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Large Capitalization Value Portfolio, Large Capitalization Growth Portfolio, Mid Capitalization Portfolio, Small Capitalization Portfolio, International Equity Portfolio, Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio, Investment Quality Bond Portfolio, Municipal Bond Portfolio, U.S. Government Money Market Portfolio, James Alpha Global Enhanced Real Return Portfolio, and James Alpha Global Real Estate Investments Portfolio (each a series of the Saratoga Advantage Trust or the “Trust”), as of August 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, except for the James Alpha Global Enhanced Real Return Portfolio in which the statement of operation, statements of changes in net asset and financial highlights were for the period February 2, 2011 (commencement of operations) through August 31, 2011 and James Alpha Global Real Estate Investments Portfolio in which the statement of operation, statements of changes in net asset and financial highlights were for the period January 1, 2011 through August 31, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  With respect to the James Alpha Global Real Estate Investments Portfolio the statements of changes in net assets and the financial highlights for the year ended December 31, 2010 and the period October 26, 2009 (commencement of operations) through December 31, 2009 have been audited by other auditors, whose report dated March 1, 2011 and expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the fourteen portfolios of the Saratoga Advantage Trust as of August 31, 2011, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 31, 2011

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and services fees (12b-1 fees), and other fund expenses.    The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.   Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from March 1, 2011 through August 31, 2011.

Actual Expenses:  The first table provides information about actual account values and actual expenses.  The shareholder may use the information in this line, together with the amount invested, to estimate the expenses that would be paid over the period.  Simply divide account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid” to estimate the expenses paid on the account during the period.

	Beginning Account Value – 3/1/2011	Ending Account Value – 8/31/2011	Expense Paid 3/1/2011-8/31/2011*	Expense Ratio [Annualized]
Actual Expenses – Table 1:
Large Capitalization Value – Class I	$1,000.00	$ 865.40	$ 6.72	1.43%
Large Capitalization Value – Class A	1,000.00	863.50	8.69	1.85%
Large Capitalization Value – Class B	1,000.00	860.60	11.40	2.43%
Large Capitalization Value – Class C	1,000.00	861.30	11.40	2.43%
Large Capitalization Growth – Class I	1,000.00	958.50	7.40	1.50%
Large Capitalization Growth – Class A	1,000.00	957.20	9.27	1.88%
Large Capitalization Growth – Class B	1,000.00	954.50	12.37	2.51%
Large Capitalization Growth – Class C	1,000.00	954.00	12.36	2.51%
Mid Capitalization – Class I	1,000.00	868.90	8.62	1.83%
Mid Capitalization – Class A	1,000.00	866.70	10.54	2.24%
Mid Capitalization – Class B	1,000.00	864.30	13.30	2.83%
Mid Capitalization – Class C	1,000.00	863.90	13.34	2.84%
Small Capitalization – Class I	1,000.00	904.30	8.21	1.71%
Small Capitalization – Class A	1,000.00	902.20	10.21	2.13%
Small Capitalization – Class B	1,000.00	899.70	12.93	2.70%
Small Capitalization – Class C	1,000.00	900.30	12.98	2.71%
International Equity – Class I	1,000.00	859.60	12.23	2.61%
International Equity – Class A	1,000.00	858.10	14.57	3.11%
International Equity – Class B	1,000.00	855.20	16.97	3.63%
International Equity – Class C	1,000.00	855.90	16.84	3.60%
Health & Biotechnology – Class I	1,000.00	1,041.30	11.94	2.32%
Health & Biotechnology – Class A	1,000.00	1,039.10	14.03	2.73%
Health & Biotechnology – Class B	1,000.00	1,035.40	16.98	3.31%
Health & Biotechnology – Class C	1,000.00	1,035.90	17.09	3.33%
Technology & Communications – Class I	1,000.00	843.60	10.50	2.26%
Technology & Communications – Class A	1,000.00	842.30	12.35	2.66%
Technology & Communications – Class B	1,000.00	838.90	14.74	3.18%
Technology & Communications – Class C	1,000.00	839.40	15.16	3.27%
Energy & Basic Materials – Class I	1,000.00	821.40	12.30	2.68%
Energy & Basic Materials – Class A	1,000.00	819.40	14.03	3.06%
Energy & Basic Materials – Class B	1,000.00	816.90	16.76	3.66%
Energy & Basic Materials – Class C	1,000.00	817.00	16.90	3.69%
Financial Services – Class I	1,000.00	810.10	13.64	2.99%
Financial Services – Class A	1,000.00	808.70	15.45	3.39%
Financial Services – Class B	1,000.00	805.80	18.16	3.99%
Financial Services – Class C	1,000.00	806.80	18.17	3.99%
Investment Quality Bond – Class I	1,000.00	1,021.00	7.74	1.52%
Investment Quality Bond – Class A	1,000.00	1,019.00	9.77	1.92%
Investment Quality Bond – Class B	1,000.00	1,016.00	12.75	2.51%
Investment Quality Bond – Class C	1,000.00	1,016.90	14.44	2.84%
Municipal Bond – Class I	1,000.00	1,028.90	8.18	1.60%
Municipal Bond – Class A	1,000.00	1,026.80	10.22	2.00%
Municipal Bond – Class B	1,000.00	1,025.10	12.51	2.45%
Municipal Bond – Class C	1,000.00	1,025.40	14.80	2.90%
U.S. Government Money Market – Class I	1,000.00	1,000.00	0.71	0.14%
U.S. Government Money Market – Class A	1,000.00	1,000.10	2.72	0.54%
U.S. Government Money Market – Class B	1,000.00	1,000.00	5.75	1.14%
U.S. Government Money Market – Class C	1,000.00	1,000.10	5.75	1.14%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,025.90	7.66	1.50%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,025.90	6.38	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	925.00	13.34	2.75%
	Beginning Account Value – 8/1/2011	Ending Account Value – 8/31/2011	Expense Paid 8/1/2011-8/31/2011*	Expense Ratio [Annualized]
James Alpha Global Real Estate Investments – Class I**	1,000.00	922.30	2.04	2.50%

..

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Hypothetical Examples for Comparison Purposes:  The second table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period.  This information may be used to compare the ongoing costs of investing in the fund and other mutual funds.  To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value – 3/1/2011	Ending Account Value – 8/31/2011	Expense Paid 3/1/2011-8/31/2011*	Expense Ratio[Annualized]
Hypothetical [5% Return Before Expenses] – Table 2:
Large Capitalization Value – Class I	$1,000.00	$ 1,018.00	$ 7.27	1.43%
Large Capitalization Value – Class A	1,000.00	1,015.88	9.40	1.85%
Large Capitalization Value – Class B	1,000.00	1,012.96	12.33	2.43%
Large Capitalization Value – Class C	1,000.00	1,012.96	12.33	2.43%
Large Capitalization Growth – Class I	1,000.00	1,017.64	7.63	1.50%
Large Capitalization Growth – Class A	1,000.00	1,015.73	9.55	1.88%
Large Capitalization Growth – Class B	1,000.00	1,012.55	12.73	2.51%
Large Capitalization Growth – Class C	1,000.00	1,012.55	12.73	2.51%
Mid Capitalization – Class I	1,000.00	1,015.98	9.30	1.83%
Mid Capitalization – Class A	1,000.00	1,013.91	11.37	2.24%
Mid Capitalization – Class B	1,000.00	1,010.94	14.34	2.83%
Mid Capitalization – Class C	1,000.00	1,010.89	14.39	2.84%
Small Capitalization – Class I	1,000.00	1,016.59	8.69	1.71%
Small Capitalization – Class A	1,000.00	1,014.47	10.82	2.13%
Small Capitalization – Class B	1,000.00	1,011.59	13.69	2.70%
Small Capitalization – Class C	1,000.00	1,011.54	13.74	2.71%
International Equity – Class I	1,000.00	1,012.05	13.24	2.61%
International Equity – Class A	1,000.00	1,009.53	15.75	3.11%
International Equity – Class B	1,000.00	1,006.91	18.36	3.63%
International Equity – Class C	1,000.00	1,007.06	18.21	3.60%
Health & Biotechnology – Class I	1,000.00	1,013.51	11.77	2.32%
Health & Biotechnology – Class A	1,000.00	1,011.44	13.84	2.73%
Health & Biotechnology – Class B	1,000.00	1,008.52	16.76	3.31%
Health & Biotechnology – Class C	1,000.00	1,008.42	16.86	3.33%
Technology & Communications – Class I	1,000.00	1,013.81	11.47	2.26%
Technology & Communications – Class A	1,000.00	1,011.80	13.49	2.66%
Technology & Communications – Class B	1,000.00	1,009.17	16.10	3.18%
Technology & Communications – Class C	1,000.00	1,008.72	16.56	3.27%
Energy & Basic Materials – Class I	1,000.00	1,011.70	13.59	2.68%
Energy & Basic Materials – Class A	1,000.00	1,009.78	15.50	3.06%
Energy & Basic Materials – Class B	1,000.00	1,006.76	18.51	3.66%
Energy & Basic Materials – Class C	1,000.00	1,006.60	18.66	3.69%
Financial Services – Class I	1,000.00	1,010.13	15.15	2.99%
Financial Services – Class A	1,000.00	1,008.12	17.16	3.39%
Financial Services – Class B	1,000.00	1,005.09	20.17	3.99%
Financial Services – Class C	1,000.00	1,005.09	20.17	3.99%
Investment Quality Bond – Class I	1,000.00	1,017.54	7.73	1.52%
Investment Quality Bond – Class A	1,000.00	1,015.53	9.75	1.92%
Investment Quality Bond – Class B	1,000.00	1,012.55	12.73	2.51%
Investment Quality Bond – Class C	1,000.00	1,010.89	14.39	2.84%
Municipal Bond – Class I	1,000.00	1,017.14	8.13	1.60%
Municipal Bond – Class A	1,000.00	1,015.12	10.16	2.00%
Municipal Bond – Class B	1,000.00	1,012.85	12.43	2.45%
Municipal Bond – Class C	1,000.00	1,010.59	14.70	2.90%
U.S. Government Money Market – Class I	1,000.00	1,024.50	0.71	0.14%
U.S. Government Money Market – Class A	1,000.00	1,022.48	2.75	0.54%
U.S. Government Money Market – Class B	1,000.00	1,019.46	5.80	1.14%
U.S. Government Money Market – Class C	1,000.00	1,019.46	5.80	1.14%
James Alpha Global Enhanced Real Return - Class A	1,000.00	1,017.64	7.63	1.50%
James Alpha Global Enhanced Real Return - Class I	1,000.00	1,018.90	6.36	1.25%
James Alpha Global Real Estate Investments – Class A	1,000.00	1,011.34	14.00	2.75%
James Alpha Global Real Estate Investments - Class I	1,000.00	1,012.60	12.73	2.50%

* Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the days in reporting period).

**Actual Expenses for James Alpha Global Real Estate Investments Class I are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the number of days the Portfolio was in existence).

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees, which oversees the Portfolios’ operations. Officers are appointed by the Trustees and serve at the pleasure of the Board.  The table below shows, for each Trustee and Officer, his name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee’s or Officer’s principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust’s Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

                                                                    Interested Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Bruce E. Ventimiglia, 56 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	President, CEO, & Chairman of the Board of Trustees **	Since September 1994	Chairman, President and Chief Executive Officer of Saratoga Capital Management, LLC	14 Portfolios	Co-Chair, Business and Labor Coalition of New York

                                                                   Independent Trustees

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Patrick H. McCollough, 69 208 North Capital, 3rd Floor Lansing, MI 48933	Trustee	Since September 1994	Consultant to the law and government relations firm of Kelly Cawthorne, PLLC	14 Portfolios	None
Udo Koopmann, 71 11500 Governor’s Drive Chapel Hill, NC 27517	Trustee	Since 1997	Retired	14 Portfolios	None
Floyd E. Seal, 62 122 Ethan Allen Drive Dahlonega, GA 30533	Trustee	Since April 1997	Chief Executive Officer and 100% owner of Tarahill, Inc., d.b.a. Pet Goods Manufacturing & Imports, Dahlonega, GA	14 Portfolios	None
William B. Blundin, 72 138 East 65th Street New York, NY 10021	Trustee	Since January 2003	Since 1997, Founder and Principal, Bransford Investment Partners (private asset management company)	14 Portfolios	Trustee of the Conestoga Funds; Director of the Higgins Company (privately owned mineral company); and Director of the DuNord Land Company (privately owned mineral company)
Stephen H. Hamrick, 59 139 Van Bolen Way Mahwah, NJ 07430	Trustee	Since January 2003

President and Chief Executive Officer, Terra Securities, LLC (2/2011-Present) (Broker-Dealer); President, Lightstone Value Plus REIT (9/2007- 7/2010) (Real Estate Investment Trust); President, Lightstone Securities LLC (7/2006-7/2010) (Broker-Dealer); Vice President, Lightstone Group (7/2006- 7/2010) (Real Estate Investments and Management); Chairman & President, Carey Financial Corp. (1994-2006) (Broker-Dealer); Managing Director, W.P. Carey & Co. (2001-2006) (Real Estate Investment Banking; )

				14 Portfolios	None

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

                                                                Senior Officers

Name, Age and Address	Position(s) Held with Trust	Term* / Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer
Stephen Ventimiglia, 55 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President & Secretary**	Since September1994	Vice Chairman & Chief Investment Officer of Saratoga Capital Management, LLC	14 Portfolios	None
Jonathan W. Ventimiglia, 28 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Treasurer, Chief Financial Officer, Vice President & Assistant Secretary***	Treasurer & Chief Financial Officer since July 2009; Vice President & Assistant Secretary since January 2008	Chief Financial Officer, Chief Compliance Officer (July 2009 – Present) and Marketing Associate (August 2005-Present) of Saratoga Capital Management, LLC.	14 Portfolios	None
James S. Vitalie, 51 1101 Stewart Avenue, Suite 207 Garden City, NY 11530	Vice President	Since January 2011	President and Chief Operating Officer of James Alpha Management (March 2008 – Present); Institutional Group Head of Old Mutual Capital (September 2005 – March 2008)	14 Portfolios	None
Michael J. Wagner, 60 c/o Northern Lights Compliance Services, LLC 450 Wireless Blvd, Hauppauge, NY 11788	Chief Compliance Officer	Since July 2006

President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006 – present); Senior Vice President of Northern Lights Compliance Services, LLC (2004 – 2006); Vice President of GemCom, LLC (2004 – present); President (2004 – 2006) and Chief Operations Officer (2003 – 2006) of Gemini Fund Services, LLC

				14 Portfolios	None

                                                                *     Each Trustee will serve an indefinite term until his successor, if any, is duly elected and qualified.   Officers of the Trust are elected annually.

                                                                **   Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

                                                                *** Jonathan W. Ventimiglia is Bruce E. Ventimiglia’s son.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

MANAGEMENT AND ADVISORY AGREEMENT APPROVALS

Board Meeting of April 12 and 13, 2011

The Independent Trustees discussed the information received from the Manager respecting (i) the nature, quality and scope of services provided by the Manager and each current Adviser to the Portfolios; (ii) the investment performance of the funds relative to comparable funds; (iii) the costs of services provided and estimated profits realized by the Manager; (iv) fees and expenses relative to other comparable funds; (v) the extent to which economies of scale are realized as the Portfolios grow and whether fee levels appropriately reflect economies; and (vi) benefits realized by the Manager from its relationship with the Portfolios.

The Independent Trustees received a memorandum from their independent legal counsel describing their duties in connection with advisory contract approvals and discussing the factors to be considered by the Board.

Nature, Quality and Scope of Services

The Board reviewed and considered the nature, quality and scope of services provided by the Manager.   In this regard, the Manager discussed in detail with the Trustees its methodology for selecting Advisers and the procedures and criteria it utilizes in evaluating the adequacy of each Adviser’s performance.  The Trustees concluded that the nature and extent of the services provided by the Manager were necessary and appropriate for the conduct of the business and investment activities of the Trust.  The Trustees also concluded that the overall quality of the advisory and administrative services were satisfactory.

The Trustees also evaluated the quality of the services provided by the Advisers to each Portfolio. The Board concluded that the nature, scope and quality of services provided were satisfactory.

Comparative Performance

The performance of each of the Portfolios was compared to a Lipper or Morningstar Index of funds with investment objectives similar to that of the applicable Portfolio.  The conclusions of the Trustees were as follows:

Large Cap Value: The Trustees noted that M.D. Sass Investors Services, Inc. has been the Adviser to the Portfolio since August 2008 and had performed better than its benchmark from then through February 28, 2011.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Large Cap Growth: The Trustees noted that since Loomis, Sayles & Company, L.P. (“Loomis Sayles”) had taken over as Adviser to the Portfolio in May 2005 through February 28, 2011, the Portfolio had performed better than its benchmark.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Mid-Cap: The Trustees noted that Vaughan Nelson Investment Management LP became the new Adviser to the Portfolio in April 2006 and that since then through February 28, 2011, the Portfolio had outperformed its benchmark.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Small Cap: The Trustees noted that since Fox Asset Management, LLC (“Fox”) had taken over as the Adviser to the Portfolio (i.e., January, 2001) through February 28, 2011, the Portfolio had performed better than its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

International Equity: The Trustees noted that the current Adviser to the Portfolio, DePrince, Race and Zollo, Inc., was appointed in November 2009 and had outperformed its benchmark since then through February 28, 2011.  The Trustees concluded that the performance of the Portfolio was satisfactory.

Health & Biotechnology: The Trustees noted that the current Adviser to the Portfolio, Oak Associates, ltd. was appointed in July 2005.  Since that date through February 28, 2011, the Adviser had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Technology & Communications: The Trustees noted that Columbus Circle Investors took over management of the Portfolio on January 7, 2003 and fully repositioned the Portfolio by January 14, 2003.   The Trustees further noted that from January 14, 2003 through February 28, 2011, the Portfolio had outperformed its benchmark. The Trustees concluded that the performance of the Portfolio was satisfactory.

Financial Services: The Trustees noted that since the appointment of Loomis Sayles as the new Adviser to the Portfolio in May 2005 through February 28, 2011, the Portfolio had slightly underperformed its benchmark. The Board noted, however, that the Portfolio outperformed its peer group for the six month period ended February 28, 2011.  The Trustees determined that the performance of the Portfolio was satisfactory.

Energy & Basic Materials: The Trustees noted that in April 2007 Loomis Sayles was appointed as the new Adviser to the Portfolio.  The Trustees noted that since then through February 28, 2011, the Portfolio had outperformed its benchmark.   The Trustees determined that the performance of the Portfolio was satisfactory.

Investment Quality Bond: The Trustees noted that Fox has been the Adviser to the Portfolio since its inception (September 1, 1994), and that the Portfolio’s performance from its inception through February 28, 2011 had been virtually even with its peer group.  The Trustees determined that performance of the Portfolio was satisfactory.

Municipal Bond: The Trustees noted that the current Adviser to the Portfolio, Fox, was appointed in April 2009 and since then through February 28, 2011 the Portfolio underperformed its benchmark.  The Board noted, however, that the Portfolio outperformed its peer group for the one year period ended February 28, 2011.  The Trustees concluded that the performance of the Portfolio was satisfactory.

U.S. Government Money Market: The Trustees noted that Milestone Capital Management, LLC has only been the Adviser to the Portfolio since June 2010 and therefore concluded that it was too soon to meaningfully evaluate the Adviser’s performance.

Fees Relative to Comparable Funds

The Trustees reviewed the Management Fee rate for each Portfolio and noted the following: (i) fee rates for the Mid Cap and International Equity  Portfolios were slightly higher than the average of comparable funds;  (ii) the fee rates for the Large Cap Growth and Small Cap Portfolios were slightly or considerably lower than the average of comparable funds; and (iii) the fee rate for Large Cap Value was the same as the average of comparable funds; and (iv) the fee rates for Health & Biotechnology, Technology & Communications, Financial Services, Energy & Basic Materials, Investment Quality Bond, Municipal Bond and U.S. Government Money Market Portfolios were higher than the average of comparable funds.

The Trustees noted that the Portfolios noted above were considerably smaller than many of the funds in the comparison group and considered, with respect to each Portfolio, the adverse impact on the Manager’s costs and profitability of the relatively small sizes of the Portfolios.  The Trustees also noted that the Manager has, since

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

1999, agreed to cap expenses of the Portfolios at specified levels and evaluated the impact of these expense caps on the net fees received by the Manager.  The Trustees concluded, based on the foregoing, that the Management fee rate was not excessive relative to comparable funds.

Economies of Scale

The Trustees determined that at their current sizes, the Portfolios do not enjoy the benefits of economies of scale.

Profitability of Manager

The Trustees reviewed the profitability data that had been provided by the Manager.  The Trustees noted that the provision of services under the Management Agreement had resulted in a loss to the Manager.  The Trustees considered the financial viability of the Manager and its ability to continue to provide high quality services and concluded that the Manager continues to be capable of and committed to providing high quality services.

Other Benefits

The Trustees considered the benefits obtained by the Manager and the Advisers from their relationship with the Trust.  They noted, in this regard, that certain of the Advisers have soft dollar arrangements pursuant to which commissions on fund portfolio transactions may be utilized to pay for research services.  The Trustees noted that the amount of soft dollars was small and that research services obtained by the Advisers may enhance the ability of the Advisers to provide quality services to the Portfolios.  The Trustees noted that the Manager receives licensing fees from third parties for the use of the Saratoga asset allocation program.

Conclusion

Based on the foregoing and such other factors as they deemed relevant, the Independent Trustees determined that continuation of the Management Agreement and the Advisory Agreement for each of the Portfolios was in the best interests of the Portfolios and the shareholders.

* * *

The Independent Trustees considered the Manager’s recommendation to replace CCI as Adviser to the Technology & Communications Portfolio (the “Portfolio”) with Loomis Sayles and Oak and to have approximately fifty percent of the Portfolio managed by Loomis Sayles and approximately fifty percent of the Portfolio managed by Oak.  The Trustees considered the nature, scope and quality of the service proposed to be provided to the Portfolio by Loomis Sayles and Oak.  The Trustees also noted the high quality of service provided by Loomis Sayles and Oak to the Saratoga portfolios they currently manage and their overall positive impression of both organizations.  In addition, the Trustees considered that the Portfolio would benefit from the expertise and different styles of Loomis and Oak.  Based on the foregoing, and such other facts as they deemed relevant, the Independent Trustees determined to authorize the manager to replace CCI with Loomis and Oak.

* * *

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

The Independent Trustees considered Management’s recommendation to approve Ascent Investment Advisors, LLC (“Ascent”) as the Investment Adviser to the Trust’s new James Alpha Global Real Estate Investments Portfolio (the “Portfolio”).  The Trustees noted that representatives of Ascent made a preliminary presentation to the Board at its meeting held on February 2, 2011. During that meeting, the Board reviewed total return comparison data of the Portfolio’s predecessor fund, the Global Real Estate Investment Fund (the “Predecessor Fund”), which showed that since inception of the Predecessor Fund on October 26, 2009 through December 31, 2010, the Predecessor Fund surpassed the comparison group in terms of return and yield.  The Independent Trustees also noted that the Ascent representatives provided satisfactory responses to a series of due diligence questions.  The Independent Trustees considered the nature, quality and scope of services to be performed by Ascent.  They noted in this regard that the Portfolio would continue to be managed in the same manner and by the same management team as the Predecessor Fund and that the portfolio manger had extensive experience respecting the investment strategies proposed to be employed on behalf of the Portfolio and that while previously employed with a major investment management firm, the portfolio manager managed over $3 billion in global REIT market securities.  Based on the foregoing, and such other factors as they deemed relevant, the Independent Trustees determined that approval of the proposed investment advisory agreement with Ascent is in the best interests of the Portfolio.

Board Meeting of October 28, 2010

The Independent Trustees considered approval of a new investment advisory agreement between the Trust and the new Armored Wolf Portfolio, subsequently named James Alpha Global Enhanced Real Return Portfolio (the “Portfolio”).  The Independent Trustees discussed the information provided by the Manager and Armored Wolf, LLC (the “Investment Manager”) in response to the Independent Trustees information request, including background information respecting the Investment Manager and fee data.

The Independent Trustees considered the nature, quality and scope of services to be performed by the Investment Manager.  They noted in this regard that Mr. John Brynjolffson, the Portfolio’s manager, had extensive experience respecting the investment strategies proposed to be employed on behalf of the Portfolio and that while at PIMCO he managed one of the world’s largest global macro funds.  Based on their review of the foregoing, and such other factors as they deemed relevant, the Independent Trustees concluded that the Investment Manager is well qualified to provide investment management services that are sufficient in quality and scope for the operation of the Portfolio, and that approval of the proposed investment advisory agreement with Armored Wolf, LLC is in the best interests of the Portfolio.

Board Meeting of August 4, 2011

The Independent Trustees considered approving CLS Investments, LLC (“CLS”) to replace Milestone Capital Management, LLC (“Milestone”) as the Adviser to the U.S. Government Money Market Portfolio (the “Portfolio”).  The Board noted that Milestone had advised the Manager of its plan to cease operations and to resign as Adviser to the Portfolio. The Board noted that the portfolio management team that managed the Portfolio as employees of Milestone will continue to manage the Portfolio as employees of CLS.  With respect to performance, as was stated earlier the Independent Trustees noted that since the current portfolio management team that will transition to CLS has only managed the Portfolio since June 2010, it is too soon to meaningfully evaluate performance.  Based on the foregoing, and such other factors as they deemed relevant, the Independent Trustees determined that approval of the proposed investment advisory agreement with CLS was in the best interests of the Portfolio and its shareholders.

Rev July 2011

FACTS	WHAT DOES THE SARATOGA ADVANTAGE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  Social Security number and wire transfer instructions

  account transactions and transaction history

  investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?

When you are no longer our customer, we continue to share your information as described in this notice.

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Saratoga Advantage Trust (“The Trust”) choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do The Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions?	Call 1-800-807-FUND

Who we are
Who is providing this notice?	The Saratoga Advantage Trust
What we do
How does The Trust protect my	To protect your personal information from unauthorized access personal information?

and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you.

How does The Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek information about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

•

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Our affiliates include financial companies such as Saratoga Capital Management.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Trust does not share your personal information with nonaffiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Portfolios voted proxies relating to portfolio securities during the period ended June 30, 2011 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-888-672-4839 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-672-4839.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Floyd E. Seal and Udo W. Koopmann are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

Registrant

Advisor

FYE 08/31/11

$97,500.00

$  900.00

FYE 08/31/10

$112,000.00

$3,000.00

FYE 08/31/09

$112,000.00

$3,000.00

(b)

Audit-Related Fees

Registrant

Advisor

FYE 08/31/11

$0.00

$0.00

FYE 08/31/10

$0.00

$0.00

FYE 08/31/09

$0.00

$0.00

(c)

Tax Fees

Registrant

Advisor

FYE 08/31/11

$26,000.00

$  600.00

FYE 08/31/10

$24,000.00

$2,000.00

FYE 08/31/09

$24,000.00

$2,000.00

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

Registrant

Advisor

FYE 08/31/11

$0.00

$0.00

FYE 08/31/10

$0.00

$0.00

FYE 08/31/09

$0.00

$0.00

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

Registrant

Advisor

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Advisor

FYE 08/31/2011

$26,000.00

$  600.00

FYE 08/31/2010

$24,000.00

$2,000.00

FYE 08/31/2009

$24,000.00

$2,000.00

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 31, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Code of Ethics filed herewith.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The Saratoga Advantage Trust

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/10/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ Jonathan W. Ventimiglia

Jonathan W. Ventimiglia, Vice President, Assistant Secretary, Treasurer and Chief Financial Officer

Date

11/10/11

By (Signature and Title)

*

/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia, President and Chief Executive Officer

Date

11/10/11

* Print the name and title of each signing officer under his or her signature.